SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-14

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

[X] Pre-Effective Amendment No. [ 1 ] (File No. 333-112512)

[ ] Post-Effective Amendment No. [ ]

(Check Appropriate Box or Boxes)

               AXP Variable Portfolio - Money Market Series, Inc.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                 (612) 330-9283
-------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

       901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268
-------------------------------------------------------------------------------
 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

                  Leslie L. Ogg - 901 Marquette Avenue South,
-------------------------------------------------------------------------------
                     (Name and Address of Agent For Service)

        Suite 2810,                     Minneapolis       MN          55402-3268
-------------------------------------------------------------------------------
     (Number and Street)                 (City)         (State)       (Zip Code)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

Title of Securities Being Registered:              Common Stock

No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940.

This Registration Statement shall hereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933.

                           IDS LIFE SERIES FUND, INC.

             Principal Executive Office, 70100 AXP Financial Center

                              Minneapolis, MN 55474

                           NOTICE OF A SPECIAL MEETING


                             To be held June 9, 2004


      Equity Portfolio                         International Equity Portfolio
      Equity Income Portfolio                  Managed Portfolio
      Government Securities Portfolio          Money Market Portfolio
      Income Portfolio


The Fund will hold a special meeting at 10:00 a.m. on June 9, 2004, at 707 2nd Avenue South, 4th Floor Conference Center, Minneapolis, MN. This will be a joint meeting for all of the Funds listed above. The purpose of the meeting is to consider the following:


o A proposal to approve an Agreement and Plan of Reorganization (the "Agreement") between the IDS Life Series Fund, Inc. (the "Selling Corporation"), on behalf of each IDS Life Series Fund (the "LS Fund" or the "Selling Fund"), and an American Express Variable Portfolio Corporation (the "Buying Corporation") on behalf of an American Express Variable Portfolio Fund (a "VP Fund" or the "Buying Fund") with similar investment objectives and investment strategies.


The insurance company that issued your variable life insurance contract is the legal owner of the Fund's shares and will vote those shares at the meeting. However, as a contract holder you are entitled to instruct the insurance company how to vote. You do this by voting yourself. If you were a contract holder on April 10, 2004, you may vote at the meeting or any adjournment of the meeting. We hope you can attend the meeting. If you cannot attend, please vote by mail, telephone or internet. Just follow the instructions on the enclosed voting instruction card. If you have questions, please call your advisor or call client services toll free at (866) 270-3133. It is important that you vote. The Board of Directors of the Selling Corporation (the "LS Board") recommends that you vote FOR the proposal.


Please take the time to read the proxy statement. It discusses the proposal in more detail.


This proxy statement was first mailed to Selling Fund contract holders on or about April 12, 2004.


                           C. Nikol Davies, Secretary


                           April 10, 2004


--------------------------------------------------------------------------------
1    IDS LIFE SERIES FUND, INC.-- PROXY STATEMENT

COMBINED PROXY STATEMENT/PROSPECTUS


                              Dated April 10, 2004

This document is a proxy statement for the Selling Funds and a prospectus for the Buying Funds (each individually a "Fund" and collectively the "Funds"). It contains the information you should know before voting on the proposal. Please read it carefully and keep it for future reference. The address of the Selling Funds is 70100 AXP Financial Center, Minneapolis, MN 55474 and of the Buying Funds is 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The phone number for the Selling Funds is (800) 862-7919 and for the Buying Funds is
(612) 330-9283.


The insurance company that issued your variable life insurance contract is the legal owner of all Fund shares and therefore holds all voting rights. The insurance company sponsors a separate account that funds your variable life insurance contract. This separate account is the shareholder of the Fund. The separate account is comprised of various subaccounts. Because you allocated contract values to a subaccount that invests in the Selling Fund, you are entitled to instruct the insurance company how to vote.

The following information describes the proposed reorganization of each Selling Fund into the corresponding Buying Fund (the "Reorganization"). Each Reorganization is a separate transaction. Implementation of one Reorganization is not contingent on approval of any other Reorganization. Contract holders vote separately with respect to each Selling Fund and the proposed Reorganization will be effective as to a particular Selling Fund only if contract holders approve the proposal for that Fund.

How the Reorganization Will Work

o The Selling Fund will transfer all of its assets to the corresponding Buying Fund. The Buying Fund will assume the Selling Fund's liabilities.

o The Buying Fund will issue shares to the Selling Fund in an amount equal to the value of the assets that it receives from the Selling Fund, less the liabilities it assumes. These shares will be distributed to the Selling Fund's shareholders (the separate accounts) in proportion to their holdings in the Selling Fund. Your interest in the subaccount investing in the Buying Fund will equal your interest in the subaccount that invested in the Selling Fund. You will not pay any sales charge in connection with this distribution of shares.

--------------------------------------------------------------------------------
2    IDS LIFE SERIES FUND, INC.-- PROXY STATEMENT

Fund Investment Objectives. The investment objective for each of the Funds is as follows:

--------------------------------------------- --------------------------------------------------------
Selling Fund                                  Buying Fund
--------------------------------------------- --------------------------------------------------------
LS Equity:  Capital appreciation.             VP Capital Resource:  Capital appreciation.
--------------------------------------------- --------------------------------------------------------
LS Equity Income: A high level of current     VP Diversified Equity Income:  A high level of current
income and, as a secondary goal, steady       income and,  as a secondary goal, steady growth  of
growth of capital.                            capital.
--------------------------------------------- --------------------------------------------------------
LS Government Securities:  A high level of    VP Short Duration U.S. Government:  A high level of
current income and safety of principal.       current income and safety of principal consistent with
                                               an investment in U.S. government  and government
                                              agency securities.
--------------------------------------------- --------------------------------------------------------
LS Income: To maximize current income while   VP Diversified Bond: A high level of
attempting  to conserve  the value of the     current  income  while  attempting  to
investment and to continue the high level     conserve the value of the investment
of income for the longest period of time.     for the longest period of time.
--------------------------------------------- --------------------------------------------------------
LS International Equity:  Capital             VP International:  Capital appreciation.
appreciation.
--------------------------------------------- --------------------------------------------------------
LS Managed: To maximize total investment      VP Managed: Maximum total investment return through a
return through a combination of capital       combination of capital growth and current income.
appreciation and current income.
--------------------------------------------- --------------------------------------------------------
LS Money Market: Maximum current income       VP Cash Management: Maximum current income consistent
consistent with liquidity and conservation    with liquidity and stability of principal.
of capital.
--------------------------------------------- --------------------------------------------------------

Please note that the Buying Fund is not a bank deposit, is not federally insured, is not endorsed by any bank or government agency and is not guaranteed to achieve its goal. As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

3    IDS LIFE SERIES FUND, INC.-- PROXY STATEMENT

Where to Get More Information

The Buying Fund

--------------------------------------------- --------------------------------------------------------
Most recent prospectus,  dated Oct. 30,       Accompanying, and incorporated  by reference into,
2003, as supplemented.                        this proxy statement/prospectus.
--------------------------------------------- --------------------------------------------------------
Most recent annual report, for the period     Incorporated by reference into this proxy
ended Aug. 31, 2003.                          statement/prospectus. For a copy at no charge, call
                                              toll-free (800) 862-7919 or write to the address at
                                              the bottom of this table.
--------------------------------------------- --------------------------------------------------------

The Selling Fund

--------------------------------------------- --------------------------------------------------------
Most recent prospectus, dated June 27,        Incorporated by reference into this proxy
2003, as supplemented.                        statement/prospectus. For a copy at no charge, call
                                              toll-free (800) 862-7919 or write to the address at
                                              the bottom of this table.
--------------------------------------------- --------------------------------------------------------

Most recent annual report, for the period     Incorporated by reference into this proxy
ended April 30, 2003.                         statement/prospectus. For a copy at no charge, call
                                              toll-free (800) 862-7919 or write to the address at
                                              the bottom of this table.
--------------------------------------------- --------------------------------------------------------



This Proxy Statement/Prospectus


--------------------------------------------- --------------------------------------------------------
Statement of Additional  Information  dated   Incorporated by reference into this proxy
the same date as this proxy                   statement/prospectus. For a copy at no charge,
statement/prospectus.  This document          call toll-free (866) 270-3133 or write to
contains  information  about both the         the address at the bottom of this table.
Selling Fund and the Buying Fund.
--------------------------------------------- --------------------------------------------------------
To ask questions about this proxy             Call toll-free (866) 270-3133 or  write to: American
statement/prospectus.                         Express Client Service Corporation, 70100 AXP
                                              Financial Center, Minneapolis, MN 55474.
--------------------------------------------- --------------------------------------------------------


Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the "1940 Act") and files reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at http://www.publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed on-line or downloaded from the SEC's Web site at http://www.sec.gov.

--------------------------------------------------------------------------------
4    IDS LIFE SERIES FUND, INC.-- PROXY STATEMENT

TABLE OF CONTENTS

                                                                        Page

Section A-- Approve or Reject the Agreement  and Plan of Reorganization    6

      Summary                                                              6

      How the Reorganization Will Work                                     6

      Comparison of the Selling Fund and the Buying Fund                   6

      Risk Factors                                                        14


      Fees and Expenses                                                   17

      Tax Consequences                                                    21


      The Reorganization                                                  22

      Terms of the Reorganization                                         22

      Conditions to Closing the Reorganization                            23

      Termination of the Agreement                                        23

      Tax Status of the Reorganization                                    24

      Reasons for the Proposed Reorganization and Board Deliberations     25

      Boards' Determinations                                              28

      Recommendation and Vote Required                                    28

Section B-- Proxy Voting and Contract Holder Meeting Information          29

Section C-- Capitalization and Ownership of Fund Shares                   31

Exhibits

A. Form of Agreement and Plan of Reorganization                          A.1

B. Minnesota Business Corporation Act Sections 302A.471 and 302A.473.    B.1

C. Management's Discussion of the Buying Fund.                           C.1

D. Most recent Buying Fund prospectus.                                   D.1

--------------------------------------------------------------------------------
5    IDS LIFE SERIES FUND, INC.-- PROXY STATEMENT

SECTION A-- APPROVE OR REJECT THE AGREEMENT AND PLAN OF REORGANIZATION

SUMMARY

This proxy statement/prospectus is being used by the LS Board to solicit proxies to vote at a special meeting. The purpose of the meeting is to consider a proposal to approve the Agreement providing for the Reorganization of the Selling Fund into a corresponding Buying Fund. A form of the Agreement is included in Exhibit A.

The following is a summary. More complete information appears later in this proxy statement/prospectus. You should read the entire proxy statement/prospectus and the exhibits because they contain details that are not in the summary.

How the Reorganization Will Work

o The Selling Fund will transfer all of its assets to the corresponding Buying Fund. The Buying Fund will assume the Selling Fund's liabilities.

o The Buying Fund will issue shares in an amount equal to the value of the assets that it receives from the Selling Fund, less the liabilities it assumes. These shares will be distributed to the Selling Fund's shareholders (the separate accounts) in proportion to their holdings in the Selling Fund. Your interest in the subaccount investing in the Buying Fund will equal your interest in the subaccount that invested in the Selling Fund. If you already have contract values allocated to a subaccount invested in the Buying Fund your interest in that subaccount will increase.

o Neither the Selling Fund nor the contract holders whose contract values are allocated to a subaccount investing in the Selling Fund will pay any sales charge in connection with the Reorganization.

o After the Reorganization is completed, contract values that were allocated to subaccounts investing in the Selling Fund will be allocated to subaccounts investing in the Buying Fund. The Selling Fund will be terminated.

Comparison of the Selling Fund and the Buying Fund

Both the Selling Fund and the Buying Fund:

o Are structured as a series of capital stock of an open-end management investment company organized as a Minnesota corporation.

o Have American Express Financial Corporation ("AEFC") as an investment adviser.

o Have the same policies for buying and selling shares and exchanging into other subaccounts investing in shares of other funds.

o    Have the same distribution payment policies.

--------------------------------------------------------------------------------
6    IDS LIFE SERIES FUND, INC.-- PROXY STATEMENT

The Selling Fund is available only by buying a life insurance policy and allocating contract values to a subaccount that invests in that Fund. The Buying Fund is available only by buying a variable annuity contract or a life insurance policy and allocating contract values to a subaccount that invests in that Fund.

Comparison of Investment Objectives

The Funds have substantially similar investment objectives as shown in the following table.

---------------------------------------- -------------------------------------------------
Selling Fund                              Buying Fund
----------------------------------------- -------------------------------------------------
LS Equity:  Capital appreciation.         VP Capital Resource:  Capital appreciation.
----------------------------------------- -------------------------------------------------
LS Equity Income: A high level of         VP Diversified Equity Income:  A high level of
current income and, as a secondary        current income and,  as a secondary goal,
goal, steady growth of capital.           steady growth  of capital.
----------------------------------------- -------------------------------------------------
LS Government Securities:  A high level   VP Short Duration U.S. Government: A high level
of current income and safety of           of current income and safety of principal
principal.                                consistent with an investment in U.S.
                                          government and government agency securities.
----------------------------------------- -------------------------------------------------
LS Income: To maximize current income     VP Diversified Bond: A high level of current
while attempting to conserve the value    income while attempting to conserve the value
of the investment and to continue the     of the investment  for the longest period of
high level of income for the longest      time.
period of time.
----------------------------------------- -------------------------------------------------
LS International Equity:  Capital         VP International:  Capital appreciation.
appreciation.
----------------------------------------- -------------------------------------------------
LS Managed: To maximize total             VP Managed: Maximum total investment return
investment return through a combination   through a combination of capital growth and
of capital appreciation and current       current income.
income.
----------------------------------------- -------------------------------------------------
LS Money Market: Maximum current income   VP Cash Management: Maximum current income
consistent with liquidity and             consistent with liquidity and stability of
conservation of capital.                  principal.
----------------------------------------- -------------------------------------------------

--------------------------------------------------------------------------------

7    IDS LIFE SERIES FUND, INC.-- PROXY STATEMENT

Comparison of Principal Investment Strategies

The Funds have substantially similar principal investment strategies as shown in the following table. Differences are also described.


----------------------------------------- -------------------------------------------------
Selling Fund                              Buying Fund
----------------------------------------- -------------------------------------------------
LS Equity: Under normal market            VP Capital Resource: The Fund invests primarily
conditions, the Fund invests at least     in U.S. common stocks of companies with market
80% of its net assets in equity           capitalization of at least $5 billion.  The
securities, primarily in U.S. common      Fund may invest up to 25% of  its total assets
stocks and securities convertible into    in foreign investments. AEFC looks for
common stocks. AEFC looks for companies   securities with good capital appreciation
with effective management, financial      potential and evaluates opportunities and risks
strength, competitive market position      by reviewing interest rates and economic
and growth potential.                     forecasts.
----------------------------------------- -------------------------------------------------
LS Equity Income: Under normal market     VP Diversified Equity Income:  Under normal
conditions, the Fund will invest at       market conditions, the Fund will invest at
least 80% of its net assets in equity     least 80% of its net assets in dividend-paying
securities. AEFC looks for companies      common  and preferred stocks. AEFC looks for
with dividend-paying stocks, effective    companies with moderate growth potential based
management, financial strength and        on effective management and financial strength
moderate growth potential.                and for stocks selling at low prices in
                                          relation to current and projected earnings,
                                          current and projected dividends, and historic
                                          price levels.
----------------------------------------- -------------------------------------------------

--------------------------------------------------------------------------------
8    IDS LIFE SERIES FUND, INC.-- PROXY STATEMENT

-----------------------------------------   -----------------------------------------------
Selling Fund                                Buying Fund
-----------------------------------------   -----------------------------------------------
LS Government Securities:  Under normal     VP Short Duration U.S. Government:  The Fund
market conditions, at least 80% of the      invests primarily in debt obligations. Under
Fund's net assets are invested in           normal market conditions, at least 80% of the
securities issued or guaranteed as to       Fund's net assets are invested in securities
principal and interest by the U.S.          issued or guaranteed as to principal and
government and its agencies. AEFC           interest by the U.S. government, its agencies
reviews credit characteristics and the      or instrumentalities. Although the Fund may
interest rate outlook and buys              invest in any  U.S. government securities, it
securities that are high quality, or of     is anticipated that U.S. government
similar quality in AEFC's opinion, and      securities representing part ownership in
that have short or intermediate-term        pools of mortgage loans  (mortgage-backed
maturities.                                 securities) will comprise a large percentage
                                            of the Fund's investments. These mortgage
                                            loans include, but are not limited to
                                            Government National Mortgage Association
                                            (GNMA or Ginnie Mae) mortgage-backed bonds,
                                            which are backed by the full faith and credit
                                            of the United States; and Federal National
                                            Mortgage Association (FNMA or Fannie Mae) and
                                            Federal Home Loan Mortgage Corporation (FHLMC
                                            or Freddie Mac) mortgage-backed bonds, which
                                            are backed by the credit of federal agencies
                                            or government sponsored agencies or
                                            government sponsored entities. The Fund will
                                            utilize forward sale commitments for hedging
                                            purposes. Additionally, the Fund will utilize
                                            derivative instruments and when-issued
                                            securities to produce incremental earnings,
                                            to hedge existing positions, and to increase
                                            flexibility. The Fund's potential losses from
                                            the use of these instruments could extend
                                            beyond its initial investment.
-----------------------------------------   -----------------------------------------------

--------------------------------------------------------------------------------
9    IDS LIFE SERIES FUND, INC.-- PROXY STATEMENT

----------------------------------------------------- --------------------------------------------------------
Selling Fund                                          Buying Fund
----------------------------------------------------- --------------------------------------------------------
LS Income: Under normal market conditions, the Fund   VP Diversified Bond: Under normal market conditions,
primarily will invest in debt securities. At least    at least 80% of the Fund's net assets will be invested
50% of its net assets are invested in investment      in bonds. Of that 80%, at least 50% will be invested
grade corporate bonds, certain unrated debt           in intermediate-term  (5-12 years) investment grade
obligations that are believed to be of investment     securities that make up the Lehman Brothers Aggregate
grade quality, and government securities (including   Bond Index. The Index includes securities issued by
asset-backed securities). Although the Fund           the  U.S. government, corporate bonds, and mortgage-
emphasizes  high- and medium-quality debt             and asset-backed securities. Although the Fund
securities, it will assume some credit risk to        emphasizes high- and medium-quality debt securities,
achieve higher yield and/or capital appreciation by   it will assume some credit risk to achieve higher
buying lower quality (junk) bonds. As a result,       yield and/or capital appreciation by buying lower
junk bonds may comprise a large percentage of the     quality (junk) bonds. The Fund may invest up to 15% of
Fund's investments. The Fund may invest up to 25%     its total assets in foreign investments. The Fund
of its total assets in foreign investments.           targets an average portfolio duration of 4-6 years.
----------------------------------------------------- --------------------------------------------------------
LS International Equity:  The Fund's assets           VP International: The Fund's assets primarily are
primarily are invested in equity securities of        invested in equity securities of foreign issuers that
foreign issuers that offer strong growth potential.   offer strong growth potential. The Fund may invest in
The Fund may invest in developed and in emerging      developed and in emerging markets.
markets.
----------------------------------------------------- --------------------------------------------------------

--------------------------------------------------------------------------------

10    IDS LIFE SERIES FUND, INC.-- PROXY STATEMENT

----------------------------------------------------- --------------------------------------------------------
Selling Fund                                          Buying Fund
----------------------------------------------------- --------------------------------------------------------
LS Managed: The Fund's assets primarily are           VP Managed: The Fund invests primarily in a
invested in a combination of equity and debt          combination of equity and debt securities. Under
securities. Up to 75% of net assets will be           normal market conditions, at least 50% of the Fund's
invested in equity securities, up to 75% in bonds     total assets are invested in common stocks. Although
or other debt securities and up to 100% in money      the Fund emphasizes high- and medium-quality
market instruments. Of the assets invested in         securities for the debt portion of its portfolio, it
bonds, at least 50% will be investment grade (or      will assume some credit risk to achieve higher
similar quality) corporate bonds and government       dividends  and/or capital appreciation by buying
bonds. Although the Fund emphasizes high- and         lower-quality (junk) bonds. The Fund may invest up to
medium-quality debt securities, it  will assume       25% of its total assets in foreign investments.
some credit risk to achieve higher yield and/or
capital appreciation by buying lower quality (junk)
bonds. As a result, junk bonds may comprise a large
percentage of the Fund's investments. The Fund may
invest up to 25% of its total assets in foreign
investments.
----------------------------------------------------- --------------------------------------------------------
LS Money Market: The Fund's assets primarily are      VP Cash Management: The Fund's assets primarily are
invested in money market instruments, such as         invested in money market instruments, such as
marketable debt obligations issued by the U.S.        marketable debt obligations issued by the  U.S.
government or its agencies, bank certificates of      government or its agencies,  bank certificates of
deposit, bankers' acceptances, letters of credit,     deposit, bankers' acceptances, letters of credit, and
and commercial paper, including  asset-backed         commercial paper, including  asset-backed commercial
commercial paper.                                     paper.
----------------------------------------------------- --------------------------------------------------------

--------------------------------------------------------------------------------

11    IDS LIFE SERIES FUND, INC.-- PROXY STATEMENT

Other Strategies

For each of the Funds, the investment manager may invest in other securities and may employ other investment strategies that are not principal investment strategies. Each of the Funds may invest in money market securities and may use derivative instruments, such as futures, options and forward contracts, to produce incremental earnings, to hedge existing positions, and to increase flexibility. In addition, LS Equity may invest in foreign securities, while VP Capital Resource may invest in convertible securities and debt obligations of any rating. LS Income may invest in convertible securities, while VP Diversified Bond, in addition to convertible securities, may invest in common stocks and preferred stocks. LS Managed may invest in preferred stock, debt obligations of any rating and convertible securities, while VP Managed may invested in preferred stocks and convertible securities.

Comparison of Fundamental Policies

Each Fund has substantially similar fundamental investment policies. LS Equity and LS Income each has a policy prohibiting the issuing of senior securities, except as permitted under the 1940 Act. Even though this is not stated as a fundamental policy of VP Capital Resource or VP Diversified Bond, the Funds are nonetheless subject to that restriction under the provisions of the 1940 Act. VP Short Duration, VP International and VP Managed each has a policy prohibiting the making of loans to affiliates. Even though this is not stated as a fundamental policy of LS Government Securities, LS International Equity or LS Managed, the Funds are nonetheless subject to that restriction under the provisions of the 1940 Act. LS Money Market has a policy that it will not invest in exploration or development programs, such as oil, gas or mineral programs. VP Cash Management does not state that limitation as a fundamental policy; however investment in those programs would be inconsistent with the Fund's investment policies and regulatory requirements applicable to money market funds. If shareholders of the Selling Fund approve the Reorganization, they will be subject to the fundamental investment policies of the Buying Fund. AEFC does not believe that the differences between the fundamental investment policies of a Selling Fund and its corresponding Buying Fund will result in any material difference in the way the Funds are managed.

--------------------------------------------------------------------------------

12    IDS LIFE SERIES FUND, INC.-- PROXY STATEMENT

Portfolio Managers

The portfolio managers for each of the corresponding Funds are the same, as shown below:

----------------------------------------------------- --------------------------------------------------------
Selling Fund                                          Buying Fund
----------------------------------------------------- --------------------------------------------------------
LS Equity: Doug Chase                                 VP Capital Resource: Doug Chase
----------------------------------------------------- --------------------------------------------------------
LS Equity Income:                                     VP Diversified Equity Income:  Warren Spitz,
Warren Spitz, Steve Schroll,  Laton Spahr             Steve Schroll,  Laton Spahr
----------------------------------------------------- --------------------------------------------------------
LS Government Securities:  Scott Kirby                VP Short Duration U.S. Government:  Scott Kirby
----------------------------------------------------- --------------------------------------------------------
LS Income: Tom Murphy                                 VP Diversified Bond: Tom Murphy
----------------------------------------------------- --------------------------------------------------------
LS International Equity:                              VP International:  Alex Lyle and Dominic Rossi
Alex Lyle and Dominic Rossi
----------------------------------------------------- --------------------------------------------------------
LS Managed:  Robert Ewing (equity)                    VP Managed:  Robert Ewing (equity)
Tom Murphy (fixed income)                             Tom Murphy (fixed income)
----------------------------------------------------- --------------------------------------------------------
LS Money Market: Jerri Cohen                          VP Cash Management: Jerri Cohen
----------------------------------------------------- --------------------------------------------------------

--------------------------------------------------------------------------------

13    IDS LIFE SERIES FUND, INC.-- PROXY STATEMENT

Risk Factors

The principal risks associated with an investment in the Fund are shown below:

----------------------------------------------------- --------------------------------------------------------
Selling Fund                                          Buying Fund
----------------------------------------------------- --------------------------------------------------------
LS Equity:  Market Risk, Style Risk, Issuer Risk,     VP Capital Resource:  Market Risk, Style Risk,  Issuer
Small and Medium Company Risk                         Risk, Foreign Risk
----------------------------------------------------- --------------------------------------------------------
LS Equity Income:  Issuer Risk, Market Risk,          VP Diversified Equity Income:  Issuer Risk, Market
Sector/Concentration Risk, Style Risk                 Risk, Sector/Concentration Risk, Style Risk
----------------------------------------------------- --------------------------------------------------------
LS Government Securities:  Market Risk, Correlation   VP Short Duration U.S. Government: Market Risk,
Risk, Interest Rate Risk,  Call/Prepayment Risk       Correlation Risk, Interest Rate Risk, Call/Prepayment
                                                      Risk, Credit Risk, Derivatives Risk
----------------------------------------------------- --------------------------------------------------------
LS Income:  Credit Risk, Interest Rate Risk,          VP Diversified Bond:  Credit Risk, Interest Rate Risk,
Call/Prepayment Risk, Market Risk                     Call/Prepayment Risk, Market Risk
----------------------------------------------------- --------------------------------------------------------
LS International Equity:  Market Risk, Foreign        VP International:  Market Risk, Foreign Risk, Emerging
Risk, Emerging Market Risk, Style Risk, Issuer Risk   Market Risk, Style Risk, Issuer Risk
----------------------------------------------------- --------------------------------------------------------
LS Managed:  Market Risk, Interest Rate Risk,         VP Managed:  Market Risk, Interest Rate Risk, Credit
Credit Risk, Issuer Risk, Call/Prepayment Risk        Risk, Foreign Risk, Issuer Risk, Liquidity Risk
----------------------------------------------------- --------------------------------------------------------
LS Money Market:  Credit Risk, Sector/Concentration   VP Cash Management:  Credit Risk, Sector/Concentration
Risk, Interest Rate Risk, Market Risk                 Risk, Reinvestment Risk,  Inflation Risk
----------------------------------------------------- --------------------------------------------------------

o Call/Prepayment Risk. The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to reinvestment risk, which is the risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

o Correlation Risk. The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

--------------------------------------------------------------------------------
14    IDS LIFE SERIES FUND, INC.-- PROXY STATEMENT

o Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note).

o Derivatives Risk. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, correlation, liquidity, interest rate and credit risk. In addition, gains or losses involving derivatives may be substantial, because a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund.

o Emerging Market Risk. The risk resulting from the dramatic pace of change (economic, social and political) in emerging market countries. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners and hostile relations with neighboring countries.

o     Foreign Risk. The following are all components of foreign risk:

      Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions and even the nationalization of assets.

      Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

      Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood that problems will occur.

o Inflation Risk. Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

o Interest Rate Risk. The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the greater its sensitivity to changes in interest rates.

--------------------------------------------------------------------------------
15    IDS LIFE SERIES FUND, INC.-- PROXY STATEMENT

o Issuer Risk. The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

o Liquidity Risk. Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments or forego an investment opportunity.

o Market Risk. The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

o Reinvestment Risk. The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

o Sector/Concentration Risk. Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price (the more you diversify, the more you spread risk). For example, if the Fund concentrates its investments in banks, the value of those investments may be adversely affected by economic or regulatory developments in the banking industry.

o Small and Medium Company Risk. Investments in small and medium capitalization companies often involve greater risks than investments in larger, more established companies because small and medium capitalization companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium capitalization companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

o Style Risk -- Equity, International Equity, VP Capital Resource and VP International. The Fund purchases stocks based on the expectation that the companies will have strong growth in earnings. The price paid often reflects an expected rate of growth. If that growth fails to occur, the price of the stock may decline significantly and quickly.

o Style Risk -- Equity Income and VP Diversified Equity Income. The Fund's management strategy will influence performance significantly. Securities in which the Fund invests could fall out of favor with the market, causing the Fund to underperform funds that invest primarily in other types of securities. If the manager's stock selection strategy does not perform as expected, the Fund could underperform its peers.

--------------------------------------------------------------------------------
16    IDS LIFE SERIES FUND, INC.-- PROXY STATEMENT

FEES AND EXPENSES

The following table describes the fees and expenses of the Selling Fund or shares of the Buying Fund. The table also shows pro forma expenses of the Buying Fund assuming the proposed Reorganization had been effective during the most recent fiscal year. The table does not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would increase expenses for all periods.

AEFC has agreed to waive certain expenses prior to the implementation of the Reorganization. The impact of those waivers and the cumulative expenses paid by the Fund, assuming the Reorganization takes place, are not reflected in the table below.

Table A-1

 Actual and Pro Forma Fund Expenses

For the Most Recent Fiscal Year

Because each Fund is the underlying investment vehicle for a life insurance policy or annuity contract, there is no sales charge for the purchase or sale of Fund shares.

 Annual Fund operating expenses (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:

                               Selling Fund              Buying Fund
                             fiscal year ended       fiscal year ended          Buying Fund -
                                  4/30/2003               8/31/2003               Pro Forma

                                                                            VP Capital Resource -
                                LS Equity            VP Capital Resource          Pro Forma

 Management fees                   0.70%                   0.64%(c)               0.64%(c)
 Distribution (12b-1) fees         0.00%                   0.13%(d)               0.13%(d)
 Other expenses                    0.04%                   0.08%(e)               0.08%(e)
 Total                             0.74%                   0.85%                  0.85%


See accompanying notes to annual fund operating expenses.


--------------------------------------------------------------------------------
17    IDS LIFE SERIES FUND, INC.-- PROXY STATEMENT

Annual Fund operating expenses (expenses that are deducted from Fund assets) As a percentage of average daily net assets (continued):

                                          Selling Fund                    Buying Fund
                                        fiscal year ended              fiscal year ended              Buying Fund -
                                             4/30/2003                      8/31/2003                    Pro Forma

                                                                         VP Diversified           VP Diversified Equity
                                        LS Equity Income(a)               Equity Income             Income - Pro Forma

 Management fees                                0.70%                        0.53%(c)                       0.53%(c)
 Distribution (12b-1) fees                      0.00%                        0.13%(d)                       0.13%(d)
 Other expenses                                 1.13%                        0.10%(e)                       0.10%(e)
 Total                                          1.83%                        0.76%                          0.76%


                                           LS Government               VP Short Duration          VP Short Duration U.S.
                                           Securities(a)                 U.S. Government          Government - Pro Forma

 Management fees                                0.70%                        0.61%                          0.61%
 Distribution (12b-1) fees                      0.00%                        0.13%(d)                       0.13%(d)
 Other expenses                                 0.17%                        0.08%(e)                       0.08%(e)
 Total                                          0.87%                        0.82%                          0.82%

                                                                                                  VP Diversified Bond -
                                             LS Income                 VP Diversified Bond               Pro Forma

 Management fees                                0.70%                        0.60%                          0.60%
 Distribution (12b-1) fees                      0.00%                        0.13%(d)                       0.13%(d)
 Other expenses                                 0.07%                        0.08%(e)                       0.08%(e)
 Total                                          0.77%                        0.81%                          0.81%

                                                                                                  VP International(b) -
                                    LS International Equity(b)         VP International(b)               Pro Forma

 Management fees                                0.95%                        0.84%(c)                       0.83%(c)
 Distribution (12b-1) fees                      0.00%                        0.13%(d)                       0.13%(d)
 Other expenses                                 0.10%                        0.09%(e)                       0.09%(e)
 Total                                          1.05%                        1.06%                          1.05%

See accompanying notes to annual fund operating expenses.


--------------------------------------------------------------------------------
18    IDS LIFE SERIES FUND, INC.-- PROXY STATEMENT

Annual Fund operating expenses (expenses that are deducted from Fund assets) As a percentage of average daily net assets (continued):

                                          Selling Fund                    Buying Fund
                                        fiscal year ended              fiscal year ended               Buying Fund -
                                             4/30/2003                      8/31/2003                    Pro Forma

                                            LS Managed                     VP Managed             VP Managed - Pro Forma

 Management fees                                0.70%                        0.61%(c)                       0.61%(c)
 Distribution (12b-1) fees                      0.00%                        0.13%(d)                       0.13%(d)
 Other expenses                                 0.05%                        0.06%(e)                       0.06%(e)
 Total                                          0.75%                        0.80%                          0.80%

                                                                                                   VP Cash Management -
                                          LS Money Market              VP Cash Management                Pro Forma

 Management fees                                0.50%                        0.51%                          0.51%
 Distribution (12b-1) fees                      0.00%                        0.13%(d)                       0.13%(d)
 Other expenses                                 0.05%                        0.06%(e)                       0.06%(e)
 Total                                          0.55%                        0.70%                          0.70%

Notes to annual fund operating expenses

(a) The Fund pays taxes, brokerage commissions and other nonadvisory expenses including administrative and accounting services. However, AEFC has agreed to a voluntary limit of the annual charge to 0.10% of average daily net assets for these nonadvisory expenses. AEFC reserves the right to discontinue limiting these nonadvisory expenses to 0.10%.

(b) AEFC pays American Express Asset Management International Inc. (AEAMI) a fee for sub-investment advisory services. AEAMI (50192 AXP Financial Center, Minneapolis, MN 55474) is a wholly-owned subsidiary of AEFC.

(c)  Includes the impact of a performance incentive adjustment that

     o    increased the management fee by

          o    0.02% for VP Capital Resource

          o    0.003% for VP Managed

     o    decreased the management fee by

          o    0.03% for VP Diversified Equity Income

          o    0.02% for VP International.

(d) The Fund has adopted a plan under Rule 12b-1 of the 1940 Act. The Fund pays American Express Financial Advisors Inc. an annual fee of up to 0.125% of average daily net assets as payment for distributing its shares and providing shareholder services. Because this fee is paid out of the Fund's assets on an on-going basis, over time this fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

(e) The Fund pays taxes, brokerage commissions and other nonadvisory expenses including administrative and accounting services.


--------------------------------------------------------------------------------
19    IDS LIFE SERIES FUND, INC.-- PROXY STATEMENT

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Assume you invest $10,000 and the Fund earns a 5% annual return. The operating expenses remain the same each year. If you sell your shares at the end of the years shown, the following table shows your costs under the current arrangements and your costs if the proposed Reorganization had been in effect (pro forma).

Fund                                        1 year  3 years  5 years   10 years

LS Equity                                   $ 76      $237     $412    $  922
VP Capital Resource                         $ 87      $271     $472    $1,053
VP Capital Resource - Pro Forma             $ 87      $271     $472    $1,053

LS Equity Income                            $186      $576     $991    $2,153
VP Diversified Equity Income                $ 78      $243     $423    $  946
VP Diversified Equity Income - Pro Forma    $ 78      $243     $423    $  946

LS Government Securities                    $ 89      $278     $483    $1,077
VP Short Duration U.S. Government           $ 84      $262     $456    $1,018
VP Short Duration U.S.
Government - Pro Forma                      $ 84      $262     $456    $1,018

LS Income                                   $ 79      $246     $429    $  958
VP Diversified Bond                         $ 83      $259     $450    $1,006
VP Diversified Bond - Pro Forma             $ 83      $259     $450    $1,006

LS International Equity                     $107      $334     $580    $1,287
VP International                            $108      $337     $586    $1,299
VP International - Pro Forma                $107      $334     $580    $1,287

LS Managed                                  $ 77      $240     $418    $  934
VP Managed                                  $ 82      $256     $445    $  994
VP Managed - Pro Forma                      $ 82      $256     $445    $  994

LS Money Market                             $ 56      $176     $308    $  692
VP Cash Management                          $ 72      $224     $390    $  874
VP Cash Management - Pro Forma              $ 72      $224     $390    $  874

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

This example does not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would increase expenses for all periods shown.


--------------------------------------------------------------------------------
20    IDS LIFE SERIES FUND, INC.-- PROXY STATEMENT

Performance

Performance information for the Funds is shown below.

Average Annual Total Returns as of Dec. 31, 2003


                                                                               Since        Inception
Fund                                  1 year       5 years      10 years     inception          date

LS Equity                            27.36%        (4.75%)        5.85%          --               --
VP Capital Resource                  29.22%        (3.37%)        6.13%          --               --

LS Equity Income                     41.47%           --            --         3.04%       6/17/1999
VP Diversified Equity Income         41.16%           --            --         4.61%       9/15/1999

LS Government Securities              2.07%          5.54%        5.79%          --               --
VP Short Duration
U.S. Government                       1.52%           --            --         5.22%       9/15/1999

LS Income                             4.36%          5.49%        5.96%          --               --
VP Diversified Bond                   4.48%          4.94%        5.73%          --               --

LS International Equity              28.04%        (4.58%)          --         6.19%      10/28/1994
VP International                     28.07%        (3.98%)        1.49%          --               --

LS Managed                           22.76%        (4.04%)        4.18%          --               --
VP Managed                           20.26%           .99%        7.19%          --               --

LS Money Market                        .69%          3.29%        4.04%          --               --
VP Cash Management                     .51%          3.18%        4.04%          --               --

Tax Consequences

The Reorganization is expected to be tax-free for federal income tax purposes and will not take place unless the Selling Fund and the Buying Fund receive a satisfactory opinion of tax counsel, substantially to that effect (and in the case of LS Equity merging into VP Capital Resource and LS Government Securities merging into VP Short Duration U.S. Government, distinguishes certain contrary authority). Accordingly, no gain or loss is expected to be recognized by the Selling Fund or its separate account shareholders as a result of each Reorganization, and the tax basis of the shares received by separate accounts as shareholders of each Selling Fund is expected to be the same in the aggregate as the tax basis of the shares held by the separate accounts as shareholders of the Selling Fund prior to the Reorganization.

--------------------------------------------------------------------------------
21    IDS LIFE SERIES FUND, INC.-- PROXY STATEMENT

As long as the contracts funded through the separate accounts of the insurance company qualify as life insurance contracts under Section 7702(a) of the Internal Revenue Code of 1986, as amended (the "Code"), the Reorganization will not create any tax liability for the separate accounts as shareholders. For more information about the federal income tax consequences of the Reorganization, see "Tax Status of the Reorganization."


Agreement and Plan of Distribution (12b-1 Plan)


The Buying Fund pays a fee under a Plan and Agreement of Distribution (the "Plan"), commonly referred to as a 12b-1 plan. The fee under the Plan is 0.125% of average daily net assets. The Buying Fund pays this fee to American Express Financial Advisors Inc. ("AEFA") for distribution and shareholder servicing activities. AEFA pays financial advisors, broker-dealers and other financial intermediaries who provide distribution or shareholder services to contract holders. Distribution activities primarily are intended to result in sales of the Fund shares and include advertising, compensation and expenses of financial advisors or other sales and marketing personnel, printing and mailing of prospectuses to prospective investors, and printing and mailing of sales literature. Shareholder services are intended to help contract holders thoughtfully consider their investment goals and monitor the progress they are making in achieving those goals. Shareholder service-related activities include ongoing interactions between financial advisors and contract holders, contract holders' communications and contract holders' seminars. AEFA provides the Board of the Buying Corporation (the "VP Board") with quarterly reports specifying how the money was spent.

The Plan continues in effect from year to year so long as it is approved by a majority of the VP Board, including a majority of the independent VP Board members. The Plan may be terminated at any time by the VP Board or contract holders with contract values allocated to subaccounts investing in the Buying Fund and will terminate automatically if it is assigned. The Plan may not be amended to materially increase the amount of the fee unless the change is approved by contract holders with respect to the Buying Fund.

THE REORGANIZATION

Terms of the Reorganization

The LS Board and the VP Board have approved the Agreement, a copy of which is attached as Exhibit A. The Agreement provides for Reorganization on the following terms:

o The Reorganization is scheduled to occur on the first day that the NYSE is open for business following contract holder approval and receipt of any necessary regulatory approvals, but may occur on any later date agreed to by the Selling Fund and the Buying Fund.

--------------------------------------------------------------------------------
22    IDS LIFE SERIES FUND, INC.-- PROXY STATEMENT

o The Selling Fund will transfer all of its assets to the Buying Fund and, in exchange, the Buying Fund will assume the Selling Fund's liabilities.

o The Buying Fund will issue shares to the Selling Fund in an amount equal to the value of the assets that it receives from the Selling Fund, less the liabilities assumed by the Buying Fund in the transaction. These shares will immediately be distributed by the Selling Fund to its shareholders (the separate accounts) in proportion to their holdings in the Buying Fund. As a result, shareholders of the Selling Fund will become shareholders of the Buying Fund. Contract values that were allocated to subaccounts invested in the Selling Fund will be allocated to subaccounts investing in the Buying Fund.

o Neither the Selling Fund nor the contract holders whose contract values are allocated to subaccounts investing in the Selling Fund will pay any sales charge in connection with the Reorganization.

o The net asset value of the Selling Fund and the Buying Fund will be computed as of 3:00 p.m. Central time, on the closing date.

o    After the Reorganization, the Selling Fund will be terminated.

Conditions to Closing the Reorganization

The completion of the Reorganization is subject to certain conditions described in the Agreement, including:

o The Selling Fund will have declared and paid a dividend that will distribute all of the Selling Fund's taxable income, if any, to the shareholders (the separate accounts) of the Selling Fund for the taxable years ending at or prior to the closing.

o The Funds will have received any approvals, consents or exemptions from the SEC or any regulatory body necessary to carry out the Reorganization.

o A registration statement on Form N-14 will have been filed with the SEC and declared effective.

o The contract holders will have approved the Agreement with respect to the Selling Fund.

o The Selling Fund will have received an opinion of tax counsel that the proposed Reorganization will be tax-free for the Selling Fund and for contract holders.

Termination of the Agreement

The Agreement and the transactions contemplated by it may be terminated and abandoned by resolutions of the VP Board or the LS Board at any time prior to closing. In the event of a termination, there will be no liability for damages on the part of either the Selling Fund or the Buying Fund or the directors, officers or the separate accounts as shareholders of the Selling Corporation or of the Buying Corporation.

--------------------------------------------------------------------------------
23    IDS LIFE SERIES FUND, INC.-- PROXY STATEMENT

Tax Status of the Reorganization

The Reorganization is expected to be tax-free for federal income tax purposes and will not take place unless the Selling Fund and the Buying Fund receive a satisfactory opinion of tax counsel (which opinion will be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of existing law under specified sections of the Code:

o The transfer of the Selling Fund's assets to the Buying Fund in exchange for shares of the Buying Fund and the assumption of the Selling Fund's liabilities, followed by the distribution of those shares to the separate accounts as shareholders of the Selling Fund and the termination of the Selling Fund will be a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Selling Fund and the Buying Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code.

o Under Section 361 of the Code, no gain or loss will be recognized by the Selling Fund upon the transfer of all of its assets to the Buying Fund or on the distribution by the Selling Fund of shares of the Buying Fund to the separate accounts as shareholders of the Selling Fund in liquidation.

o Under Section 354 of the Code, the separate accounts as shareholders of the Selling Fund will not recognize gain or loss upon the exchange of their shares of the Selling Fund solely for Buying Fund shares as part of the Reorganization.

o Under Section 358 of the Code, the aggregate basis of the shares of the Buying Fund that a separate account as a shareholder of the Selling Fund receives in the Reorganization will be the same as the aggregate basis of the shares of the Selling Fund exchanged therefore.

o Under Section 1223(1) of the Code, the tax holding period for the shares of the Buying Fund that a separate account as a shareholder of the Selling Fund receives in the Reorganization will include the period for which it held the shares of the Selling Fund exchanged therefore, provided that on the date of the exchange it held such Selling Fund shares as capital assets.

o Under Section 1032 of the Code, no gain or loss will be recognized by the Buying Fund upon the receipt of the Selling Fund's assets solely in exchange for the issuance of Buying Fund's shares to the Selling Fund and the assumption of all of the Selling Fund's liabilities by the Buying Fund.

o Under Section 362(b) of the Code, the basis in the hands of the Buying Fund of the assets of the Selling Fund transferred to the Buying Fund will be, in each instance, the same as the basis of those assets in the hands of the Selling Fund immediately prior to the transfer.

--------------------------------------------------------------------------------
24    IDS LIFE SERIES FUND, INC.-- PROXY STATEMENT

o Under Section 1223(2) of the Code, the tax holding period of the assets of the Selling Fund in the hands of the Buying Fund will include periods during which such assets were held by the Selling Fund.

o The Buying Fund will succeed to and take into account the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and Regulations thereunder.

Prior to the closing of the Reorganization, the Selling Fund will distribute to its shareholders (the separate accounts) all of its respective net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforward), if any, that have not been previously distributed to shareholders.

As long as the contracts qualify as life insurance contracts under Section 7702(a) of the Code, the Reorganization will not create any tax liability for the separate accounts as shareholders.

Reasons for the Proposed Reorganization and Board Deliberations

Rationale for Reorganization. Since July 2002, the Selling Funds have not been offered as underlying investment choices for new Contracts. Since that time, the Selling Funds have been losing assets. With the prospect of diminishing assets of the Selling Funds, AEFC proposed the Reorganization as a way for contract holders to continue allocating their contract values to subaccounts investing in investment vehicles (the Buying Funds) which are similar to the Selling Funds. AEFC believes that without the Reorganization, the assets of the Selling Funds will continue to decrease, over time, and as a result, the expense ratios of the Selling Funds will increase and the ability to achieve adequate investment diversification of the Selling Funds will be more difficult. Although, for some of the Selling Funds, AEFC is currently voluntarily waiving part of its fees, AEFC indicated that it would no longer be willing to do so in the future. After discussion with the LS Board, as an incentive to the LS Board to approve the Reorganization (and as a benefit to the existing contract holders who have allocated contract values to subaccounts investing in the Selling Funds), AEFC agreed to waive a portion of its management fees from Feb. 10, 2004 to July 9, 2004. In addition, AEFC agreed to bear all solicitation costs in order to achieve approval of the Reorganization and to bear any other costs of effecting the Reorganization.

Board Considerations. Preliminary information on the proposed Reorganization was first provided to the LS Board by AEFC at a meeting on Dec. 3, 2003. At this meeting, the LS Board was given a summary of AEFC's rationale for the proposal, including information on the Buying Funds such as investment goal, investment strategy, comparative index(es), portfolio manager, assets, expense ratios and

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25    IDS LIFE SERIES FUND, INC.-- PROXY STATEMENT
performance history. AEFC provided comparable data for the Selling Funds. The LS Board members who are not "interested persons" of the Selling Funds (as such term is defined in the 1940 Act) (the "Independent Directors") were given a memorandum by their counsel that described their responsibilities in connection with considering a reorganization. They discussed the requirements of Rule 17a-8 under the 1940 Act in which mergers between funds sharing a common investment adviser must be approved by the board, including a majority of the independent directors, based on their determination that the Selling Fund's participation in the Reorganization is in the best interests of the fund, and the interests of the existing shareholders with contract values allocated to subaccounts investing in the Selling Fund will not be diluted as a result of the Reorganization. They addressed the factors that the SEC has stated that directors should consider in making these findings. The Independent Directors discussed the proposed Reorganization in a separate session with their counsel. After discussion with AEFC, the Independent Directors requested additional information, including an expense ratio analysis and the potential use of additional management fee waivers as a means of achieving additional benefits for existing contract holders.

AEFC presented the LS Board members with a formal proposal to approve the Reorganization at a special meeting on Jan. 26, 2004. AEFC's presentation addressed issues that had been raised at the earlier Board meeting, and included an analysis of the impact of proposed fee waivers for the Selling Funds, which showed the impact on contract holders of estimated expense ratios of the Funds, assuming the Reorganization occurred, based on a number of scenarios. AEFC also provided further information comparing each Selling Fund with the corresponding Buying Fund. AEFC presented the LS Board members with information on the Buying Funds' distribution and shareholder servicing fees and the reasons the directors of the Buying Funds believe it is in the best interests of the Buying Funds to pay them, since the major cause of the pro forma expense ratios of some of the Buying Funds exceeding the expense ratios of the corresponding Selling Funds was that the Buying Funds pay annual distribution and shareholder servicing fees of 0.125%.

After extensive discussion and deliberation, the LS Board, including the Independent Directors, concluded that the Reorganization will be advantageous to the contract holders with contract values allocated to subaccounts investing in the Selling Fund. The LS Board considered the following factors, among others, in approving the Reorganization:

o Similarities between Selling Fund and Buying Fund. The LS Board took into account the fact that, following the Reorganization, contract values allocated to subaccounts investing in the Selling Fund will be allocated to a fund holding a similar investment securities portfolio, with similar investment objectives, policies and restrictions. The LS Board noted that the portfolio managers of

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26    IDS LIFE SERIES FUND, INC.-- PROXY STATEMENT
each Selling Fund and the corresponding Buying Fund were identical, and that the Funds were managed in substantially similar styles. (They noted that although LS Equity had formerly been managed in a mid-cap growth style, since November 2003, with the new portfolio manager change, the Fund was being managed in the same large cap growth style as AXP VP Capital Resource.) AEFC told the LS Board that any brokerage or other transaction costs that would be needed for portfolio rebalancing in connection with the Reorganization, which are expected to be minimal, would be paid by AEFC.

o Shareholder Fees and Expense Ratios. The LS Board considered the relative expense ratios of the Funds. Although the expense ratio of all but one of the Selling Funds currently is lower than that of the corresponding Buying Fund, AEFC informed the Board that it would be eliminating any expense caps that currently applied to the Selling Funds (i.e., those for LS Equity Income and LS Government Securities). In addition, AEFC projected that without the Reorganization, over time, the expense ratios of the Selling Funds would likely increase and could exceed those of the Buying Funds. Nevertheless, to reduce the impact on contract holders of the potentially higher expense ratios of the merged funds, AEFC agreed to waive a portion of its management fees on the Selling Funds from the date of the LS Board approval of the Reorganization through the date of the Reorganization.

o Terms and Conditions of Reorganization. The LS Board considered the terms and conditions of the Reorganization.

o Tax Consequences. The LS Board considered the tax-free nature of the Reorganization.

o Economies of Scale. The LS Board considered the advantage of combining Funds that share similar investment objectives, styles and holdings. The LS Board believes that by combining the Funds, the contract holders continue to have available to them a fund with a similar investment objective, and may be able to take advantage of potential economies of scale associated with a larger fund. AEFC indicated to the LS Board that it believed:

     o    A larger  fund should  have an  enhanced  ability to effect  portfolio
          transactions   on  more  favorable   terms  and  should  have  greater
          investment flexibility.

     o Expenses such as audit expenses and accounting expenses that are charged on a per fund basis will be reduced.

     o Small funds may be unable to appropriately diversify their portfolios, or be unable to do so without incurring increasingly large trading costs.

o Costs. The LS Board considered the fact that AEFC has agreed to bear all solicitation costs in order to achieve approval of the Reorganization and to bear any other costs of effecting the Reorganization. In conjunction with the Reorganization, AEFC has agreed to indemnify the Independent Directors of

--------------------------------------------------------------------------------
27    IDS LIFE SERIES FUND, INC.-- PROXY STATEMENT
     the Selling Corporation in connection with any actions against them by reason of having served as a director of the Selling Corporation. The indemnification agreement terminates 10 years after the closing of the Reorganization.

o Performance. The LS Board considered the relative performance records of the Funds.

o Potential Benefits to AEFC and its Affiliates. The LS Board also considered the potential benefits from the Reorganization that could be realized by AEFC and its affiliates. The LS Board recognized that the potential benefits to AEFC consist principally of the elimination of expenses incurred in duplicative efforts to administer separate funds. For LS Equity Income and LS Government Securities, AEFC also will benefit to the extent it no longer waives its fees.

Boards' Determinations

After considering the factors described above and other relevant information, at a meeting held on Jan. 26, 2004, the LS Board members, including a majority of the Independent Directors, found that participation in the Reorganization is in the best interests of the Selling Fund and that the interests of existing contract holders with contract values allocated to subaccounts investing in the Selling Fund will not be diluted as a result of the Reorganization. The Independent Directors were advised in their deliberations by independent legal counsel as to their duties under state law and the 1940 Act.

The VP Board approved the Agreement at a meeting held on Jan. 7-8, 2004. The VP Board members considered the terms of the Agreement, the provisions intended to avoid the dilution of shareholder interests and the anticipated tax consequences of the Reorganization. The VP Board found that participation in the
Reorganization is in the best interests of the Buying Fund and that the interests of existing shareholders with contract values allocated to subaccounts investing in the Buying Fund will not be diluted as a result of the Reorganization.

Recommendation and Vote Required

The LS Board recommends that contract holders approve the proposed Agreement. The Agreement must be approved by a majority of the voting power of all shares entitled to vote. If the Agreement is not approved, the LS Board will consider what further action should be taken.

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28    IDS LIFE SERIES FUND, INC.-- PROXY STATEMENT

SECTION B -- PROXY VOTING AND CONTRACT HOLDER MEETING INFORMATION

Voting. You are entitled to vote based on your total dollar interest in the subaccount investing in the Fund. Each dollar is entitled to one vote. For those of you who cannot come to the meeting, the LS Board is asking permission to vote for you. The shares will be voted as you instruct either by mail, telephone or internet. Signed instruction cards returned without instructions will be voted in favor of the proposal.

As the owner of a variable life insurance policy, you have the right to instruct your insurance company how to vote the Fund shares held under your life insurance policy. Your insurance company will vote any Fund shares for which it does not receive voting instructions in proportionately the same manner -- either For, Against, or Abstain -- as shares for which it does receive instructions.

All votes count toward a quorum, regardless of how they are voted (For, Against or Abstain). Broker non-votes will be counted toward a quorum but not toward the approval of the proposal. (Broker non-votes are shares for which the underlying owner has not voted and the broker holding the shares does not have authority to vote.)

Revoking Your Proxy. If your plans change and you can attend the meeting, simply inform the Secretary at the meeting that you will be voting in person. Also, if you change your mind after you vote, you may change your vote or revoke it by mail, telephone or internet prior to the meeting.

Joint Proxy Statement/Simultaneous Meetings. This joint proxy statement reduces the preparation, printing and mailing costs of sending separate proxy statements for each Fund. The meetings will be held simultaneously with the proposal being voted on separately by contract holders with respect to each Selling Fund. If any contract holder objects to the holding of simultaneous meetings, the contract holder may move for an adjournment of the Fund's meeting to a time immediately after the simultaneous meetings so that a meeting of that Fund may be held separately. If a contract holder makes this motion, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment.

Solicitation of Proxies. The LS Board is asking for your vote and for you to vote as promptly as possible. AEFC will pay the expenses of the solicitation. Supplementary solicitations may be made by mail, telephone, electronic means or personal contact.

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29    IDS LIFE SERIES FUND, INC.-- PROXY STATEMENT

Contract Holder Proposals. No proposals were received from contract holders. The Funds are not required to hold regular meetings each year. However, meetings are held from time to time and proposals of contract holders that are intended to be presented at future meetings must be submitted in writing to the Selling Funds in reasonable time prior to the solicitation of proxies for the meeting. If the Reorganizations are approved there will be no further meetings.

Dissenters' Right of Appraisal. Under Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act, Selling Fund shareholders are entitled to assert dissenters' rights in connection with the Reorganization and obtain payment of the "fair value" of their shares, provided that they comply with the requirements of Minnesota law. A copy of the relevant provisions is attached as Exhibit B.

Notwithstanding the provisions of Minnesota law, the SEC has taken the position that use of state appraisal procedures by a mutual fund would be a violation of Rule 22c-1, the forward pricing rule, under the 1940 Act. This rule states that no mutual fund may redeem its shares other than at net asset value next computed after receipt of a request for redemption. It is the SEC's position that Rule 22c-1 supersedes appraisal provisions in state statutes.

In the interest of ensuring equal valuation for all shareholders, dissenters' rights will be determined in accordance with the SEC's interpretation. As a result, if any shareholder elects to exercise dissenters' rights under Minnesota law, the Selling Fund intends to submit this question to a court of competent jurisdiction. In that event, a dissenting shareholder would not receive any payment until the end of the court proceeding.

Adjournment. In the event that not enough votes in favor of the proposal are received for any Selling Fund by the time scheduled for the meeting, the persons named as proxies may move for one or more adjournments of the meeting for a period of not more than 120 days in the aggregate to allow further solicitation of contract holders on the proposal. Any adjournment requires the affirmative vote of a majority of the voting power of the shares present at the meeting. The persons named as proxies will vote in favor of adjournment those shares they are entitled to vote that have voted in favor of the proposal. They will vote against any adjournment those shares that have voted against the proposal. AEFC will pay the costs of any additional solicitation and of any adjourned meeting.

--------------------------------------------------------------------------------
30    IDS LIFE SERIES FUND, INC.-- PROXY STATEMENT

SECTION C -- CAPITALIZATION AND OWNERSHIP OF FUND SHARES

Capitalization

The following table shows the capitalization of the Funds as of Feb. 29, 2004 and on a pro forma basis, assuming the proposed Reorganization had taken place.

Table C-1

Capitalization


                                                      Net asset value       Shares
Fund                                 Net assets         per share        outstanding

LS Equity                            $  635,995,205        $14.74        43,141,612
VP Capital Resource                   2,104,160,405         20.27       103,828,135
VP Capital Resource - Pro Forma       2,740,155,610         20.27       135,204,317

LS Equity Income                         12,130,199         11.16         1,086,532
VP Diversified Equity Income            640,308,003         11.51        55,614,760
VP Diversified Equity Income -
Pro Forma                               652,438,202         11.51        56,668,643

LS Government Securities                 26,651,313         10.64         2,504,855
VP Short Duration U.S. Government       468,222,513         10.47        44,724,444
VP Short Duration U.S. Government -
Pro Forma                               494,873,826         10.47        47,269,937

LS Income                                88,422,601          9.96         8,873,527
VP Diversified Bond                   1,691,904,495         10.70       158,066,782
VP Diversified Bond - Pro Forma       1,780,327,096         10.70       166,330,576

LS International Equity                 197,863,310         11.86        16,680,918
VP International                        851,131,874          8.71        97,699,674
VP International - Pro Forma          1,048,995,184          8.71       120,416,472

LS Managed                              400,313,158         13.78        29,056,076
VP Managed                            2,505,690,619         14.39       174,166,425
VP Managed - Pro Forma                2,906,003,777         14.39       201,985,269

LS Money Market                          51,866,398          1.00        51,869,898
VP Cash Management                      730,257,399          1.00       730,519,584
VP Cash Management - Pro Forma          782,123,797          1.00       782,385,982


--------------------------------------------------------------------------------
31    IDS LIFE SERIES FUND, INC.-- PROXY STATEMENT

Ownership of Fund Shares

The following table provides information on contract holders who indirectly owned more than 5% of a Fund's outstanding shares as of Feb. 29, 2004. Under the 1940 Act, any person who owns more than 25% of the voting securities of a company is presumed to "control" the company. Your insurance company will vote on the Reorganization as you instruct. Therefore, your insurance company does not exercise control over the Fund solely as the record owner of the Fund's shares. As of Feb. 29, 2004, officers and directors of the Selling Corporation and of the Buying Corporation as a group indirectly owned less than 1% of the outstanding shares of any Fund.

Table C-2

Ownership of Fund Shares



                                                                      Percent of shares
                                                      Percent of        held following
Fund                                  5% owners       shares held    the Reorganization

LS Equity                                (1)            100%               100%
VP Capital Resource                      (1)             100               100

LS Equity Income                         (1)             100               100
VP Diversified Equity Income             (1)             100               100

LS Government Securities                 (1)             100               100
VP Short Duration U.S. Government        (1)             100               100

LS Income                                (1)             100               100
VP Diversified Bond                      (1)             100               100

LS International Equity                  (1)             100               100
VP International                         (1)             100               100

LS Managed                               (1)             100               100
VP Managed                               (1)             100               100

LS Money Market                          (1)             100               100
VP Cash Management                       (1)             100               100

(1) 100% of the fund's assets are owned by the subaccounts of IDS Life Insurance Company in Minneapolis MN, IDS Life Insurance Company of New York in Albany NY, American Centurion Life Assurance Company (ACL) in Albany NY, American Enterprise Life Insurance Company (AEL) in Minneapolis MN and American Partners Life Insurance Company (APL) in Minneapolis MN.


--------------------------------------------------------------------------------
32    IDS LIFE SERIES FUND, INC.-- PROXY STATEMENT

Exhibit A

Form of Agreement and Plan of Reorganization

This Agreement and Plan of Reorganization dated as of Jan 8, 2004 (the "Agreement") is between IDS Life Series Fund, Inc. (the "Selling Corporation"), a Minnesota corporation, on behalf of its series, IDS Life Series - Equity Portfolio (the "Selling Fund"), and AXP Variable Porfolio - Investment Series, Inc. (the "Buying Corporation"), a Minnesota corporation, on behalf of it series, AXP Variable Portfolio - Capital Resource Fund (the "Buying Fund"), and American Express Financial Corporation (solely for the purposes of Section 3c and 10 of the Agreement).

In consideration of their mutual promises, the parties agree as follows:

1. Contract Holder Approval. The Selling Fund will call a meeting of its contract holders for the purpose of approving the Agreement and the transactions it contemplates (the "Reorganization"). The Buying Fund agrees to furnish data and information, as reasonably requested, for the proxy statement to be furnished to shareholders of the Selling Fund.

2.   Reorganization.

     a. Plan of Reorganization. The Reorganization will be a reorganization within the meaning of Section 368 of the Internal Revenue Code, as amended (the "Code"). At the Closing, the Selling Corporation will convey all of the assets of the Selling Fund to the Buying Fund. The Buying Fund will assume all liabilities of the Selling Fund. At the Closing, the Buying Corporation will deliver shares of the Buying Fund, including fractional shares, to the Selling Corporation. The number of shares will be determined by dividing the value of the net assets of shares of the Selling Fund, computed as described in paragraph 3(a), by the net asset value of one share of the Buying Fund, computed as described in paragraph 3(b). The Selling Fund will not pay a sales charge on the receipt of Buying Fund shares in exchange for the assets of the Selling Fund. In addition, the separate account shareholders of the Selling Fund will not pay a sales charge on distribution to them of shares of the Buying Fund.

     b. Closing and Effective Time of the Reorganization. The Reorganization and all related acts necessary to complete the Reorganization (the "Closing") will occur on the first day on which the New York Stock Exchange (the "NYSE") is open for business following approval of contract holders with respect to the Selling Fund and receipt of all necessary regulatory approvals, or such later date as the parties may agree.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT A.1

3.  Valuation of Net Assets.

    a. The net asset value of shares of the Selling Fund will be computed as of the close of regular trading on the NYSE on the day of Closing (the "Valuation Date") using the valuation procedures in the Buying Fund's prospectus.

    b. The net asset value per share of shares of the Buying Fund will be determined as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures in the Buying Fund's prospectus.

    c. At the Closing, the Selling Fund will provide the Buying Fund with a copy of the computation showing the valuation of the net asset value per share of shares of the Selling Fund on the Valuation Date. The Buying Fund will provide the Selling Fund with a copy of the computation showing the determination of the net asset value per share of shares of the Buying Fund on the Valuation Date. Both computations will be certified by an officer of American Express Financial Corporation, the investment manager.

4.  Liquidation and Dissolution of the Selling Fund.

    a. As soon as practicable after the Valuation Date, the Selling Corporation will liquidate the Selling Fund and distribute shares of the Buying Fund to the Selling Fund's shareholders of record. The Buying Fund will establish shareholder accounts in the names of each Selling Fund shareholder, representing the respective pro rata number of full and fractional shares of the Buying Fund due to each shareholder. All issued and outstanding shares of the Selling Fund will simultaneously be cancelled on the books of the Selling Corporation. The Buying Fund or its transfer agent will establish shareholder accounts in accordance with instructions from the Selling Corporation.

    b. Immediately after the Valuation Date, the share transfer books of the Selling Corporation relating to the Selling Fund will be closed and no further transfer of shares will be made.

    c. Promptly after the distribution, the Buying Fund or its transfer agent will notify each shareholder of the Selling Fund of the number of shares distributed to the shareholder and confirm the registration in the shareholder's name.

    d. As promptly as practicable after the liquidation of the Selling Fund, and in no event later than twelve months from the date of the Closing, the Selling Fund will be dissolved.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT A.2

5. Representations, Warranties and Covenants of the Buying Corporation. The Buying Corporation represents and warrants to the Selling Fund as follows:

    a. Organization, Existence, etc. The Buying Corporation is a corporation duly organized, validly existing and in good standing under the laws of the state of Minnesota and has the power to carry on its business as it is now being conducted.

    b. Registration as Investment Company. The Buying Fund is a series of the Buying Corporation, registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company.

    c. Capitalization. The Buying Corporation has authorized capital of 10,000,000,000 shares of common stock, par value $0.01 per share. All of the outstanding shares have been duly authorized and are validly issued, fully paid and non-assessable. Since the Buying Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.

    d. Financial Statements. The audited financial statements as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Buying Fund Financial Statements"), fairly present the financial position of the Buying Fund, and the results of its operations and changes in its net assets for the periods shown.

    e. Shares to be Issued Upon Reorganization. The shares to be issued in connection with the Reorganization will be duly authorized and, at the time of the Closing, will be validly issued, fully paid and non-assessable.

    f. Authority Relative to the Agreement. The Buying Corporation has the power to enter into and carry out the obligations described in this Agreement. The Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Buying Corporation and no other proceedings by the Buying Corporation or the Buying Fund are necessary.

    g. No Violation. The Buying Corporation is not in violation of its Articles of Incorporation or By-Laws (the "Articles") or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Buying Fund is subject. The transactions will not result in any violation of the provisions of the Articles or any law, administrative regulation or administrative or court decree applicable to the Buying Fund.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT A.3

    h. Liabilities. There are no liabilities of the Buying Fund other than:

       o    liabilities disclosed in the Buying Fund Financial Statements,

       o    liabilities   incurred  in  the   ordinary   course  of  business
            subsequent to the date of the latest annual or semi-annual financial statements, or

       o liabilities previously disclosed to the Selling Fund, none of which has been materially adverse to the business, assets or results of operation of the Buying Fund.

    i. Litigation. There is no litigation, administrative proceeding or investigation before any court or governmental body currently pending or, to the knowledge of the Buying Fund, threatened, that would materially and adversely affect the Buying Fund, its financial condition or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Buying Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding or investigation and the Buying Fund is not a party to or subject to the provisions of any order, decree or judgment.

    j. Contracts. Except for contracts and agreements previously disclosed to the Selling Corporation, the Buying Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit.

    k. Taxes. The Buying Fund has qualified as a regulated investment company under the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Buying Fund will (i) have filed all federal and other tax returns and reports that have been required to be filed, (ii) have paid or provided for payment of all federal and other taxes shown to be due on such returns or on any assessments received, (iii) have adequately provided for all tax liabilities on its books, (iv) except as disclosed to the Selling Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and (v) except as disclosed to the Selling Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

    l. Registration Statement. The Buying Fund will file a registration statement on Form N-14 (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933 (the "1933 Act") relating to the shares to be issued in the Reorganization. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting and at the Closing, the

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IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT A.4
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       Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, none of the representations and warranties in this subsection apply to statements in, or omissions from, the Registration Statement made in reliance on information furnished by the Selling Fund for use in the Registration Statement.

6. Representations, Warranties and Covenants of the Selling Corporation. The Selling Corporation represents and warrants to the Buying Fund as follows:

    a. Organization, Existence, etc. The Selling Corporation is a corporation duly organized, validly existing and in good standing under the laws of the state of Minnesota and has the power to carry on its business as it is now being conducted.

    b. Registration as Investment Company. The Selling Fund is a series of the Selling Corporation, registered under the 1940 Act as an open-end, management investment company.

    c. Capitalization. The Selling Corporation has authorized capital of 10,000,000,000 shares of common stock, par value $0.01 per share. All of the outstanding shares have been duly authorized and are validly issued, fully paid and non-assessable. Since the Selling Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.

    d. Financial Statements. The audited financial statements as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Selling Fund Financial Statements"), fairly present the financial position of the Selling Fund, and the results of its operations and changes in its net assets for the periods shown.

    e. Authority Relative to the Agreement. The Selling Corporation has the power to enter into and to carry out its obligations under this Agreement. The Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Selling Corporation and no other proceedings by the Selling Corporation or the Selling Fund are necessary.

    f. No Violation. The Selling Corporation is not in violation of its Articles or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with or constitute a breach of, any material contract to which the Selling Fund is subject. The transactions will not result in any violation of the provisions of the Articles or any law, administrative regulation or administrative or court decree applicable to the Selling Fund.

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IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT A.5
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    g. Liabilities. There are no liabilities of the Selling Fund other than:

       o  liabilities disclosed in the Selling Fund Financial Statements,

       o liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or

       o liabilities previously disclosed to the Buying Fund, none of which has been materially adverse to the business, assets or results of operation of the Selling Fund.

    h. Litigation. There is no litigation, administrative proceeding or investigation before any court or governmental body currently pending or, to the knowledge of the Selling Fund, threatened, that would materially and adversely affect the Selling Fund, its financial condition or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding or investigation and is not a party to or subject to the provisions of any order, decree or judgment.

    i. Contracts. Except for contracts and agreements previously disclosed to the Buying Corporation, the Selling Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit.

    j. Taxes. The Selling Fund has qualified as a regulated investment company under the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Selling Fund will (i) have filed all federal and other tax returns and reports that have been required to be filed, (ii) have paid or provided for payment of all federal and other taxes shown to be due on such returns or on any assessments received, (iii) have adequately provided for all tax liabilities on its books, (iv) except as disclosed to the Buying Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and (v) except as disclosed to the Buying Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

    k. Fund Securities. All securities listed in the schedule of investments of the Selling Fund as of the Closing will be owned by the Selling Fund free and clear of any encumbrances, except as indicated in the schedule.

    l. Registration Statement. The Selling Fund will cooperate with the Buying Fund and will furnish information relating to the Selling Corporation and the Selling Fund required in the Registration Statement. At the time

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IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT A.6
       the Registration Statement becomes effective, at the time of the shareholders' meeting and at the Closing, the Registration Statement, as it relates to the Selling Corporation or the Selling Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, the representations and warranties in this subsection apply only to statements in or omissions from the Registration Statement made in reliance upon information furnished by the Selling Corporation or the Selling Fund for use in the Registration Statement.

7. Conditions to Obligations of the Buying Corporation. The obligations of the Buying Corporation with respect to the Reorganization are subject to the satisfaction of the following conditions:

    a. Contract Holder Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Selling Fund shares entitled to vote.

    b. Representations, Warranties and Agreements. The Selling Corporation and the Selling Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Selling Corporation will provide a certificate to the Buying Fund confirming that, as of the Closing, the representations and warranties set forth in
       Section 6 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties or assets of the Selling Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Selling Corporation, and delivered to the Buying Fund on or prior to the last business day before the Closing.

    c. Regulatory Approvals.

       o The Registration Statement referred to in Section 5(l) will be effective and no stop orders under the 1933 Act will have been issued.

       o All necessary approvals, consents and exemptions from federal and state regulatory authorities will have been obtained.

    d. Tax Opinion. The Buying Corporation will have received the opinion of Ropes & Gray LLP dated as of the Closing, as to the federal income tax consequences of the Reorganization to the Buying Fund and its shareholders. For purposes of rendering their opinion, Ropes & Gray LLP may rely, as to factual matters, upon the statements made in this Agreement, the proxy statement which will be distributed to the contract holders with respect to the Selling Fund, and other written representations as an officer of the Selling Corporation will have

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IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT A.7
       verified as of Closing. The opinion of Ropes & Gray LLP will be substantially to the effect that: (i) neither the Selling Fund nor the Buying Fund will recognize any gain or loss upon the transfer of the assets of the Selling Fund to, and assumption of its liabilities by, the Buying Fund in exchange for shares of the Buying Fund and upon the distribution of the shares to the Selling Fund shareholders in exchange for their shares of the Selling Fund; (ii) the shareholders of the Selling Fund who receive shares of the Buying Fund in the Reorganization will not recognize any gain or loss on the exchange of their shares of the Selling Fund for the shares of the Buying Fund;
       (iii) the holding period and the basis of the shares received by the Selling Fund shareholders will be the same as the holding period and the basis of the shares of the Selling Fund surrendered in the exchange; (iv) the holding period and the basis of the assets acquired by the Buying Fund will be the same as the holding period and the basis of the assets to the Selling Fund immediately prior to the Reorganization.

    e. Opinion of Counsel. The Buying Corporation will have received an opinion of counsel for the Selling Corporation, dated as of the Closing, to the effect that: (i) the Selling Corporation is a corporation duly organized and validly existing under the laws of the state of Minnesota; (ii) the Selling Fund is a series of the Selling Corporation, an open-end investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization have been duly authorized and approved by all requisite action of the Selling Corporation and the Selling Fund and this Agreement has been duly executed by, and is a valid and binding obligation of, the Selling Corporation.

    f. Declaration of Dividend. The Selling Fund, prior to the Closing, has declared a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund shareholders (i) all of the excess of (x) the Selling Fund's investment income excludable from gross income under Section 103 of the Code over
       (y) the Selling Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Selling Fund's investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid), and (iii) all of the Selling Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for the current taxable year (which will end on the Closing date) and any preceding taxable years for which such a dividend is eligible to be made under Section 855 of the Code.

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IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT A.8
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8.  Conditions to Obligations of the Selling Corporation. The obligations of the
    Selling Corporation with respect to the Reorganization are subject to the satisfaction of the following conditions:

    a. Contract Holder Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Selling Fund shares entitled to vote.

    b. Representations, Warranties and Agreements. The Buying Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Buying Corporation will provide a certificate to the Selling Fund confirming that, as of the Closing, the representations and warranties set forth in Section 5 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties or assets of the Buying Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Buying Corporation, and delivered to the Selling Fund on or prior to the last business day before the Closing.

    c. Regulatory Approvals.

       o The Registration Statement referred to in Section 5(l) will be effective and no stop orders under the 1933 Act will have been issued.

       o All necessary approvals, consents and exemptions from federal and state regulatory authorities will have been obtained.

    d. Tax Opinion. The Selling Corporation will have received the opinion of Ropes & Gray LLP dated as of the Closing, as to the federal income tax consequences of the Reorganization to the Selling Fund and its shareholders. For purposes of rendering their opinion, Ropes & Gray LLP may rely, as to factual matters, upon the statements made in this Agreement, the proxy statement which will be distributed to the contract holders with respect to the Selling Fund, and other written representations as an officer of the Buying Corporation will have verified as of Closing. The opinion of Ropes & Gray LLP will be substantially to the effect that: (i) neither the Selling Fund nor the Buying Fund will recognize any gain or loss upon the transfer of the assets of the Selling Fund to, and assumption of its liabilities by, the Buying Fund in exchange for shares of the Buying Fund and upon the distribution of the shares to the Selling Fund shareholders in exchange for their shares of the Selling Fund; (ii) the shareholders of the Selling Fund who receive shares of the Buying Fund in the Reorganization will not recognize any gain or loss on the exchange of their shares of the

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IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT A.9

       Selling Fund for the shares of the Buying Fund; (iii) the holding period and the basis of the shares received by the Selling Fund shareholders will be the same as the holding period and the basis of the shares of the Selling Fund surrendered in the exchange; (iv) the holding period and the basis of the assets acquired by the Buying Fund will be the same as the holding period and the basis of the assets to the Selling Fund immediately prior to the Reorganization; and (v) the Buying Fund will succeed to and take into account the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the regulations thereunder.

    e. Opinion of Counsel. The Selling Corporation will have received the opinion of counsel for the Buying Corporation, dated as of the Closing, to the effect that: (i) the Buying Corporation is a corporation duly organized and validly existing under the laws of the state of Minnesota;
       (ii) the Buying Fund is a series of the Buying Corporation, an open-end investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization have been authorized and approved by all requisite action of the Buying Corporation and the Buying Fund and this Agreement has been duly executed by, and is a valid and binding obligation of, the Buying Corporation; and (iv) the shares to be issued in the Reorganization are duly authorized and upon issuance in accordance with this Agreement will be validly issued, fully paid and non-assessable shares of the Buying Fund.

9. Amendment; Termination; Non-Survival of Covenants, Warranties and Representations.

    a. This Agreement may be amended in writing if authorized by the respective Boards of Directors. The Agreement may be amended at any time before or after approval by the shareholders of the Selling Fund, but after shareholder approval, no amendment shall be made that substantially changes the terms of paragraphs 2 or 3.

    b. At any time prior to the Closing, any of the parties may waive in writing
       (i) any inaccuracies in the representations and warranties made to it and
       (ii) compliance with any of the covenants or conditions made for its benefit. However, neither party may waive the requirement to obtain contract holder approval or the requirement to obtain a tax opinion.

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IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT A.10

    c. The Selling Corporation may terminate this Agreement at any time prior to the Closing by notice to the Buying Corporation if a material condition to its performance or a material covenant of the Buying Corporation on behalf of the Buying Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Buying Corporation on behalf of the Buying Fund and is not cured.

    d. The Buying Corporation may terminate this Agreement at any time prior to the Closing by notice to the Selling Corporation if a material condition to its performance or a material covenant of the Selling Corporation on behalf of the Selling Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Selling Corporation on behalf of the Selling Fund and is not cured.

    e. This Agreement may be terminated by any party at any time prior to the Closing, whether before or after approval by the contract holders with respect to the Selling Fund, without any liability on the part of either party or its respective directors, officers, or the separate accounts as shareholders, on written notice to the other party, and shall be terminated without liability as of the close of business on Dec. 31, 2004, or a later date agreed upon by the parties, if the Closing is not on or prior to that date.

    f. The representations, warranties and covenants contained in this Agreement, or in any document delivered in connection with this Agreement, will survive the Reorganization.

10. Expenses. American Express Financial Corporation will pay the costs of carrying out the provisions of this Agreement whether or not the Reorganization is completed.

11. General.

    a. Headings. The headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement. Nothing in this Agreement is intended to confer upon any other person any rights or remedies by reason of this Agreement.

    b. Governing Law. This Agreement will be governed by the laws of the state of Minnesota.

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IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT A.11

12. Indemnification.

    Each party will indemnify and hold the other and its officers and directors (each an "Indemnitee") harmless from and against any liability or other cost and expense, in connection with the defense or disposition of any action, suit, or other proceeding, before any court or administrative or investigative body in which the Indemnitee may be involved as a party, with respect to actions taken under this Agreement. However, no Indemnitee will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Indemnitee's position.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed.

IDS Life Series Fund, Inc.
         on behalf of Equity Portfolio

By ___________________________
         Vice President

AXP Variable Portfolio - Investment Series, Inc.
         on behalf of AXP Variable Portfolio - Capital Resource Fund

By ___________________________
         Leslie L. Ogg
         Vice President

The undersigned is a party to this Agreement for purposes of Section 3c and 10 only.

American Express Financial Corporation

By ___________________________
         Paula R. Meyer
         Senior Vice President and General Manager - Mutual Funds

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IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT A.12

Exhibit B

Minnesota Business Corporation Act Sections 302A.471 and 302A.473

Minnesota law requires that we provide you with a copy of the state law on dissenters' rights. Notwithstanding the provisions of the law set out below, the SEC has taken the position that use of state appraisal procedures by a registered mutual fund such as the Fund would be a violation of Rule 22c-1, the forward pricing rule, under the 1940 Act. As a result, if any shareholder elects to exercise dissenters' rights under Minnesota law, the Fund intends to submit this question to a court of competent jurisdiction. In that event, a dissenting shareholder would not receive any payment until the end of the court proceeding.

302A.471. Rights of dissenting shareholders

Subdivision 1. Actions creating rights. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

(a) An amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

     (1) alters or abolishes a preferential right of the shares;

     (2) creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

     (3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

     (4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section;

(b) A sale, lease, transfer, or other disposition of all or substantially all of the property and assets of the corporation, but not including a transaction permitted without shareholder approval in section 302A.661, subdivision 1, or a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

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IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT B.1

(c) A plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a party, except as provided in subdivision 3, and except for a plan of merger adopted under section 302A.626;

(d) A plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, except as provided in subdivision 3; or

(e) Any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

Subdivision 2. Beneficial owners.

(a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

(b) The beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

Subdivision 3. Rights not to apply.

(a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger with respect to shares of the shareholder that are not entitled to be voted on the merger or (2) the corporation whose shares will be acquired by the acquiring corporation in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.

(b) If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters' rights.

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IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT B.2

Subdivision 4. Other rights. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

302A.473. Procedures for asserting dissenters' rights

Subdivision 1. Definitions.

(a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

(b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

(c) "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

(d) "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09 for interest on verdicts and judgments.

Subdivision 2. Notice of action. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

Subdivision 3. Notice of dissent. If the proposed action must be approved by the shareholders, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

Subdivision 4. Notice of procedure; deposit of shares.

(a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to all shareholders who have complied with subdivision 3 and to all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

     (1) The address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

     (2) Any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

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IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT B.3

     (3) A form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

     (4) A copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

(b) In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

Subdivision 5. Payment; return of shares.

(a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

     (1) The corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

     (2) An estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

     (3) A copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

(b) The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitled the dissenter only to the amount offered. If the dissenter makes demand, subdivision 7 and 8 apply.

(c) If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT B.4

Subdivision 6. Supplemental payment; demand. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

Subdivision 7. Petition; determination. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in a court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the rules of civil procedures apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT B.5

Subdivision 8. Costs; fees; expenses.

(a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

(b) If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

(c) The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT B.6

Exhibit C

Management's  Discussion  of the Buying Fund for the fiscal year ended Aug.  31,
2003

Portfolio Management Q & A

AXP VP - Capital Resource Fund

Q: How did the AXP VP - Capital Resource Fund perform for the fiscal year ended Aug. 31, 2003?

A: AXP VP - Capital Resource Fund rose 10.16% for the 12 months ended Aug. 31, 2003, outpacing the average return of 9.83% of its peer group, as represented by the Lipper Large-Cap Core Funds Index. However, the Fund underperformed its benchmark, the Standard & Poor's 500 Index (S&P 500 Index), which gained 12.07% during the same time frame.

Q:  What factors significantly affected the Fund's performance?

A: The stock market was very weak early on in the Fund's fiscal year, with the S&P 500 Index down 10% in September 2002. Stocks then rebounded nicely in October and November until the threat of war with Iraq took its toll on the markets starting in December and dampened stock performance into March of 2003. The tide turned once again in late March and stocks began a sustained rally as investors embraced a view that the U.S. economy was showing signs of fundamental improvement. The market produced strong results throughout the remainder of the fiscal year.

    The Fund entered its fiscal year in September 2002 positioned for an economic upturn and was hurt by the market's dismal performance in that month. However, the rally in October and November benefited performance, particularly within the technology sector, in which the Fund had an overweight position. As technology stocks continued to rally, the Fund pared back its holdings in the sector due to our view that the move in the stocks had outpaced the evidence of fundamental improvements we were seeing within the sector. Within technology, the Fund maintained an underweight position for much of the remainder of the fiscal year. The Fund was negatively impacted by the market's swoon in December but held its own in the relatively flat first calendar quarter of 2003, and performed quite well in the second calendar quarter of 2003 as the S&P 500 Index staged one of its most impressive quarters on record. During that second quarter, companies continued to suggest that business conditions remained sluggish. Nevertheless, the stocks of cyclically sensitive companies continued to do very well. The Fund began to sell them in favor of less expensive stocks where fundamentals appeared to be stronger.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT C.1

AXP VP - Capital Resource Fund

    This move detracted from performance in July and August as cyclically sensitive stocks continued to advance, many to all-time highs, with the record earnings to accompany such performance nowhere in sight. While we acknowledge that equities always discount the future, far too many stocks, in our opinion, are discounting a cyclical rebound, the magnitude and extent of which, historically speaking, may be very difficult to achieve to justify current expectations. While we continue to find some industrial and energy stocks attractive as well as selected cyclical stocks in other industries, we believe that risk and reward currently favors overweight positions in areas where future earnings levels are more certain.

    Overall, favorable stock selection benefited the Fund's relative performance in the period while its sector weightings detracted from the Fund's results. Cendant, a player in the leisure and travel services industry, provided excellent results during the period. Select holdings in the pharmaceutical, media, technology and financial industries benefited the Fund's returns. Those holdings which turned in disappointing performance included an oil service company, Transocean, as well as Fannie Mae and Freddie Mac. Although the mortgage market experienced a record number of refinancings during the period due to low interest rates, both of these companies suffered as a result of Freddie Mac's accounting and regulatory issues.

    In terms of sector allocations, the Fund was underweighted in technology and telecommunications for much of the fiscal year, which benefited performance early on in the period but proved detrimental to performance as these sectors rallied with the market. Moreover, an overweight position in health care hindered the Fund's performance in the first few months of the fiscal year.

Q:  What changes did you make to the Fund during the period?

A: The Fund began the fiscal year in September 2002 positioned to benefit from a slow economic recovery with a reduced exposure to cyclical stocks. As we entered 2003, the consensus for the economic outlook shifted and the market seemed to favor a more robust recovery. Consequently, we shifted the Fund's focus to more economically sensitive sectors including energy, materials and industrials. The Fund maintained an underweighted exposure to financials and technology throughout most of the fiscal year due to our view that fundamentals were not as strong in those sectors. Early in 2003, following a period of weakness for consumer discretionary stocks valuations, in our view, appeared more attractive in that sector and we began to add aggressively to a number of names, including media players in the content provider space, infrastructure players, advertising firms and other communication plays. Late in the period, profits were taken and positions reduced in a number of companies which had been strong performers for the Fund, including Cendant, AOL Time Warner and Wyeth.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT C.2

AXP VP - Capital Resource Fund

Q:  How are you positioning the Fund for the coming months?

A: As we enter a new fiscal year, the stock market continues its rally despite a lack of compelling evidence suggesting fundamental improvements within the U.S. economy. Estimates for earnings growth, which are coming in at around 18% for the fourth calendar quarter and 13% for 2004, appear to be overstated, and stocks, in our view, are trading at valuations which discount very high 2004 earnings growth. Moreover, because the economy declined only 0.2% during the recent recession and the consumer never quit spending, we believe it is difficult to make the case for a strong rebound. We believe the consumer may struggle once we get beyond tax refunds in the first calendar quarter and we have yet to see meaningful evidence of a pickup in corporate spending. Given this view, we have positioned the Fund with a more defensive posture going into the new fiscal year as we expect the market to favor those companies which demonstrate an ability to grow earnings regardless of the economy. Sectors the Fund is overweight include health care and consumer staples as well as energy and industrials. Sectors the Fund is underweight include financials, technology and consumer discretionary. Regardless of the economic environment, shareholders may expect the AXP VP - Capital Resource Fund to continue to adhere to its strategy of identifying stocks with strong fundamentals, sustainable growth rates and reasonable valuations.

(BAR CHART)

                   PERFORMANCE COMPARISON
            For the year ending Aug. 31, 2003

15%
12%            (Bar 1)           (Bar 2)          (Bar 3)
 9%            +10.16%           +12.07%          +9.83%
 6%
 3%
 0%

(Bar 1) AXP VP - Capital Resource Fund
(Bar 2) S&P 500 Index (unmanaged)
(Bar 3) Lipper Large-Cap Core Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT C.3

The 10 Largest Holdings

AXP VP - Capital Resource Fund

                                     Percent                    Value
                                 (of net assets)        (as of Aug. 31, 2003)

Pfizer                                6.8%                  $135,582,480
Microsoft                             4.2                     82,463,940
Citigroup                             3.9                     76,729,500
AmerisourceBergen                     3.5                     70,096,482
General Electric                      3.4                     67,863,150
ConocoPhillips                        3.0                     60,307,200
Cardinal Health                       3.0                     58,643,593
Cendant                               2.9                     56,559,686
Wyeth                                 2.8                     56,262,050
Altria Group                          2.8                     55,069,920

(pie chart)

The 10 holdings listed here make up 36.3% of net assets

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT C.4

The Fund's Long-term Performance

AXP VP - Capital Resource Fund

                          Average Annual Total Returns
                              as of Aug. 31, 2003
1 year                                                             +10.16%
5 years                                                             +0.09%
10 years                                                            +5.44%

AXP VP - Capital Resource Fund

(line chart)

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                        IN AXP VP - CAPITAL RESOURCE FUND

AXP VP - Capital Resource Fund    $10,000  $10,760  $12,609  $13,352  $17,154  $16,867  $23,633  $28,185  $17,903   $15,382  $16,945
S&P 500 Index                     $10,000  $10,547  $12,809  $15,209  $21,391  $23,128  $32,330  $37,607  $28,434   $23,319  $26,134
Lipper Large-Cap Core Funds Index $10,000  $10,441  $12,235  $14,242  $19,260  $20,547  $27,711  $34,456  $25,456   $21,223  $23,309
                                    '93      '94      '95      '96      '97      '98      '99      '00      '01       '02      '03

This chart illustrates the total value of an assumed $10,000 investment in AXP VP - Capital Resource Fund as compared to two widely cited performance indexes, the S&P 500 Index and the Lipper Large-Cap Core Funds Index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Short-term performance may be higher or lower than the figures shown. The above chart does not reflect expenses that apply to the subaccounts or the policies.

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The S&P 500 Index companies may be generally larger than those in which the Fund invests.

The Lipper Large-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT C.5

Portfolio Management Q & A

AXP VP - Cash Management Fund

Q: How did AXP VP - Cash Management Fund perform for the fiscal year ended Aug. 31, 2003?

A: AXP VP - Cash Management Fund provided a return of 0.72% for the period. The Fund's seven-day yield was 0.16%. The Fund continues to provide liquidity for individuals who want to avoid riskier investment alternatives.

Q:   What factors significantly affected the Fund's performance?

A: The most significant factors were the economy and the actions taken by the Federal Reserve Board (the Fed). During the year, the Fed maintained a stimulative monetary policy designed to provide ongoing support to a sluggish economy. The Fed reduced its target interest rate by 0.50% in November 2002 and 0.25% in June 2003. These cuts brought the target rate down to 1.00% -- a level last seen in 1958 -- and reduced the income potential of money market investments. As short-term securities matured, the Fund reinvested the proceeds in securities with lower rates and the yield of the Fund gradually declined.

Q:   What changes did you make to the Fund during this period?

A: The Fund sought to invest assets in an effective manner to generate a competitive yield while maintaining a stable net asset value. During the period, we increased the Fund's allocation to certificates of deposit, while reducing its position in government agency securities. All of the Fund's investments continue to be in high quality securities with minimal credit risk. We also actively managed the average maturity of the Fund. With interest rates likely to stay low for a considerable period of time, we tried to selectively extend the maturity when the yield curve provided attractive opportunities. On Aug. 31, 2003, the Fund's average maturity was 64 days, an increase from the start of the fiscal year. With these adjustments, we believe the Fund is strategically positioned to navigate the current low interest rate environment.

Q:   How do you plan to manage the Fund for the coming months?

A: We believe there are several factors in place to spur economic growth, including relatively low interest rates, a reduction in federal income tax rates and improving corporate profits. However, we expect inflation to remain low due to the current excess production capacity in the economy and the lack of pricing power in most sectors. In addition, the labor market remains weak. Given these conditions, we expect the Fed to keep rates low through the end of the year. However, we could see rates rise in 2004.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT C.6

AXP VP - Cash Management Fund

    As always, we attempt to maximize the Fund's yield without taking unnecessary risks. Since we do not anticipate a near-term increase in interest rates, we have positioned the portfolio with an average maturity at the longer end of our range. We will continue to closely monitor economic data and the interest rate yield curve, striving to strategically adjust our portfolio positioning to maximize the return to Fund shareholders.

                          Average Annual Total Returns
                              as of Aug. 31, 2003

1 year                                                          +0.72%
5 years                                                         +3.48%
10 years                                                        +4.12%

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT C.7

Portfolio Management Q & A

AXP VP - Diversified Bond Fund

On Feb. 24, 2003, a team led by Tom Murphy, Sector Leader for Investment Grade Corporate Bonds, succeeded Ray Goodner in managing the day-to-day operations of AXP VP - Diversified Bond Fund. The Fund's name changed from AXP VP - Bond Fund to AXP VP - Diversified Bond Fund in June 2003.

Q: How did AXP VP - Diversified Bond Fund perform for the fiscal year ended Aug. 31, 2003?

A: AXP VP - Diversified Bond Fund rose 4.50% for the 12 months ended Aug. 31, 2003, outperforming the Lehman Brothers Aggregate Bond Index, which rose 4.36%. The Lipper Intermediate Investment Grade Index, representing the Fund's peer group, rose 5.38% over the same period.

Q: How did the Fund's positioning contribute to its performance relative to the benchmark and peer group?

A: Corporate bonds, both investment-grade and high-yield (also known as junk bonds), led the bond market during this period, as they rallied back from the confidence and liquidity-challenged environment of summer of 2002, making a significant contribution to performance. As a result of its large credit position, the Fund had lower-than-index positions in the mortgage sectors (which outperformed Treasuries, but not to the extent of credit) and in Treasuries/agencies. However, many of the Fund's peers had even larger allocations to corporate bonds. This led to our relative underperformance compared to our peer group. The Fund outpaced its unmanaged benchmark, the Lehman Brothers Aggregate Bond Index in the first six months of the fiscal year.

     During the second half of the year -- following the reorganization of our fixed income organization and portfolio management structure -- the Fund continued to benefit from a larger-than-index position in corporate bonds, though we pared our investment-grade and high yield holdings to approximately 30% and 6%, respectively. In addition, small allocations to foreign-denominated bonds (2%) and emerging markets (1%) were opportunistically added to the portfolio and they also had a favorable impact on performance. Our high yield security selection had a bias to higher-rated BB securities, based primarily on relative valuations.

     Although the mortgage sector struggled in the latter half of the fiscal year from the combination of low interest rates and a greater interest rate volatility, the Fund's emphasis on identifying mortgage pools with lower pre-payment histories helped support performance in this sector.

     In general, the portfolio had a somewhat defensive posture through much of the second half. Although this affected our relative performance versus our peer

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT C.8

AXP VP - Diversified Bond Fund

    group, we believe it was the prudent course, given our outlook for the economy and valuations across various sectors of the overall bond market. Our opportunistic additions of out-of-index securities in high yield, global and emerging markets helped the portfolio outperform its unmanaged benchmark in the second half of the fiscal year.

Q:  What changes were made to the Fund's positioning during the year?

A: In conjunction with our reorganization of the fixed income department and the portfolio management structure, we changed the emphasis of the Fund from being very credit-centric to more diversified across corporate bonds, mortgage securities and Treasuries/agencies -- in line with our benchmark, the Lehman Brothers Aggregate Bond Index. As a point of reference, at Aug. 31, 2003, the Index was approximately 27% corporate bonds, 39% mortgages and 34% Treasuries/agencies. These changes led to the portfolio's high turnover rate. Early in the second half of the fiscal year, we adjusted the mortgage component of the Fund, aligning it more closely with the duration and structure of the Fund's benchmark.

    Beginning in January and February of 2003 and continuing through the remainder of the fiscal year, we gradually trimmed the Fund's corporate bond position, both investment-grade and high-yield. Given the corporate sector's previous strong performance and the fact that so much positive economic news was already priced into the bonds, we believed near-term risks outweighed the potential rewards.

    Through the remainder of the fiscal year, we actively managed our allocation to high-yield corporate bonds -- incrementally adding or reducing our exposure based on valuations. Within the high yield sector, we focused primarily on BB-rated securities, which offered good incremental yield gains over BBB-rated bonds. We specifically sought securities of companies whose financial profile and fundamental performance were comparable to higher rated companies. We believed such issues were overlooked and undervalued, creating an attractive investment opportunity for the Fund versus BBB-rated alternatives.

Q:  How sensitive is the Fund to interest rate changes?

A: Throughout the year we kept the Fund's duration fairly conservative. Interest rates remain near historically low levels and the Fed has expressed its intention to maintain rates at current levels (1% Fed Funds rate) while they look to stimulate the economy. Given monetary and fiscal stimulus present, it is unlikely that rates will decline much further, unless the economic recovery does not materialize as expected. Longer maturity rates shouldn't rise much either, given the Fed's focus on generating growth as opposed to concerns about

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT C.9

AXP VP - Diversified Bond Fund

    inflation. Consequently, we still believe our best opportunities for more attractive performance are through sector rotation and individual security selection rather than increasing interest rate sensitivity.

Q:  How are you positioning the Fund for the coming months?

A: In the corporate segment of the portfolio, we have maintained a defensive bias, focusing on, for example, securities of high-quality banks as well as non-cyclical consumer companies that generate strong free cash flow. However, if the economy fails to gain momentum, we may see opportunities to establish positions in more cyclical companies and sectors at wider spreads since steady economic growth and return to pricing power are seemingly priced into those securities at present.

    Mortgages tend to perform best when interest rates are stable. Unfortunately, during the early part of this past summer, Treasury rates were anything but stable, and mortgages struggled as a result. Mortgage rates have since moved slightly higher, and as the market adjusts to this higher rate level, we believe the outlook for mortgages could improve.

    While we believe the economy is likely to continue its recovery, we remain somewhat cautious. Regardless of the economic environment, the Fund's sector-based management team will continue to focus on adding value primarily through security selection and sector rotation.

(BAR CHART)

                        PERFORMANCE COMPARISON
                For the year ending Aug. 31, 2003

6%                                                (Bar 3)
5%             (Bar 1)           (Bar 2)          +5.38%
4%             +4.50%            +4.36%
3%
2%
1%
0%

(Bar 1) AXP VP - Diversified Bond Fund
(Bar 2) Lehman Brothers Aggregate Bond Index (unmanaged)
(Bar 3) Lipper Intermediate Investment Grade Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT C.10

The 10 Largest Holdings

AXP VP - Diversified Bond Fund

                                     Percent                    Value
                                 (of net assets)        (as of Aug. 31, 2003)

Citigroup
7.25% 2010                            1.5%                   $26,371,745

General Electric
5.00% 2013                            1.0                     17,057,503

Comcast
5.50% 2011                            0.7                     12,302,414

Washington Mutual Bank
6.88% 2011                            0.7                     11,933,581

Weyerhaeuser
6.13% 2007                            0.7                     11,896,086

GMAC
6.88% 2011                            0.7                     11,584,285

Cleveland Electric Illuminating
9.50% 2005                            0.6                     11,073,281

Masco
6.00% 2004                            0.6                     10,065,217

ASIF Global Financing
4.90% 2013                            0.6                      9,928,321

Bank of America
7.80% 2010                            0.5                      9,376,656

Excludes U.S. Treasury and government agency holdings.

(pie chart)

The 10 holdings listed here make up 7.6% of net assets

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT C.11

The Fund's Long-term Performance

AXP VP - Diversified Bond Fund

                          Average Annual Total Returns
                              as of Aug. 31, 2003
1 year                                                          +4.50%
5 years                                                         +4.94%
10 years                                                        +5.59%

AXP VP - Diversified Bond Fund
(line chart)

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                        IN AXP VP - DIVERSIFIED BOND FUND

AXP VP - Diversified Bond Fund  $10,000  $9,869  $11,226  $11,879  $13,333  $13,539  $13,864  $14,514  $15,975  $16,487  $17,228
Lehman Brothers Aggregate
  Bond Index                    $10,000  $9,849  $10,962  $11,412  $12,554  $13,881  $13,992  $15,049  $16,908  $18,279  $19,076
Lipper Intermediate Investment
  Grade Index                   $10,000  $9,820  $10,822  $11,248  $12,327  $13,498  $13,557  $14,449  $16,228  $17,177  $18,101

                                  '93      '94      '95     '96      '97       '98      '99      '00      '01      '02      '03

This chart illustrates the total value of an assumed $10,000 investment in AXP VP - Diversified Bond Fund as compared to two widely cited performance indexes, the Lehman Brothers Aggregate Bond Index and the Lipper Intermediate Investment Grade Index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Short-term performance may be higher or lower than the figures shown. The above chart does not reflect expenses that apply to the subaccounts or the policies.

Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

The Lipper Intermediate Investment Grade Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT C.12

Portfolio Management Q & A

AXP VP - Diversified Equity Income Fund

Q: How did AXP VP - Diversified Equity Income Fund perform for the fiscal year ended Aug. 31, 2003?

A: AXP VP - Diversified Equity Income Fund gained 17.00% for the 12 months ended Aug. 31, 2003, significantly outperforming the Russell 1000(R) Value Index, which advanced 11.63% and its peers, as represented by the Lipper Equity Income Funds Index, which advanced 8.67% for the same period.

Q:   What factors significantly affected the Fund's performance?

A: The first half of the period was marked by continued market volatility, as investors worried about economic uncertainty and global tensions. During the brief stock rally in October and November of 2002, the Fund benefited from exposure to economically sensitive sectors such as capital goods and basic materials, but its gains were limited by lower-than-index positions in technology and utility stocks, which performed very well.

     Following the fall rally, equity markets remained weak through mid-March. When it became clear that war in Iraq was imminent, stocks embarked on a rally that continued virtually uninterrupted through fiscal year-end. During this time, the Fund benefited significantly from several opportunities we identified before the Iraqi conflict. At that time, the market had sold off and investors were extremely wary of a prolonged war and the potential for higher energy prices. Given our view that the war might be short, we began to reduce our energy weighting and shift the portfolio toward more economically sensitive sectors. This repositioning, accomplished during March and early April, was largely responsible for the Fund's substantial outperformance through the latter months of the fiscal year.

     The Fund's long-held underweight in consumer non-durable stocks also contributed to relative return, as did our exposure to small and mid-cap stocks, which outperformed their large cap peers for a large portion of our fiscal period.

Q:   What other changes did you make to the Fund during this period?

A: In the first half of the fiscal year, we made several portfolio changes. For example, we added Household International and then sold the stock to capture profits generated by the announcement that HSBC, a Hong Kong bank, would acquire the company. We also bought and sold Metropolitan Life after it rapidly gained value.

     As part of the repositioning at the outset of the Iraqi war, we increased the Fund's holdings of credit card providers, finance companies and brokerage and investment banking firms. We also added to the Fund's retail allocation,

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT C.13

AXP VP - Diversified Equity Income Fund

     specifically The Limited, a clothing store chain. In both areas, we thought potential problems had already been substantially discounted in stock prices and that investors were overlooking the possibility that consumers would sustain reasonable spending levels and that other economic areas would rebound.

     The portfolio had some exposure to technology; however, many technology stocks do not meet our dividend targets. We were pleased that the Fund performed well without being overweighted in the higher risk technology area.

     We maintained a strategic overweight in industrial stocks because we believe the market is in the process of a long and broad transition from the leadership of consumer non-durable companies toward a period when industrial stocks may begin to outperform.

Q:   How are you positioning the Fund for the coming months?

A: Despite the large gains so far in 2003, the stock market is still down quite a bit from three years ago. In the current environment, we are not having any problem finding stocks that make sense for us to buy. However, should stock prices go much higher, we might position the portfolio a bit more conservatively and begin to take some profits in stocks we bought in March. We might also consider adding to energy, where we are still modestly overweight, or utilities, where we are underweight. As always, we will continue to emphasize stocks with attractive valuations and will invest in equities across the market capitalization sectors.

(bar chart)
                      PERFORMANCE COMPARISON
                 For the year ended Aug. 31, 2003
20%     (bar 1)
        +17.00%
15%
                                (bar 2)
10%                             +11.63%                 (bar 3)
                                                        +8.67%
 5%

 0%

(bar 1) AXP VP - Diversified Equity Income Fund
(bar 2) Russell 1000(R) Value Index (unmanaged)
(bar 3) Lipper Equity Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT C.14

The 10 Largest Holdings

AXP VP - Diversified Equity Income Fund

                                     Percent                    Value
                                 (of net assets)        (as of Aug. 31, 2003)

Caterpillar                           3.3%                   $12,194,291
PacifiCare Health Systems             3.1                     11,293,843
Citigroup                             2.4                      8,863,384
Ingersoll-Rand Cl A                   2.3                      8,671,468
Royal Caribbean Cruises               2.1                      7,893,410
Burlington Northern Santa Fe          1.9                      7,204,302
Intl Paper                            1.9                      7,018,799
Travelers Property Casualty Cl A      1.8                      6,780,557
Textron                               1.8                      6,677,774
Crescent Real Estate Equities         1.7                      6,301,504

The 10 holdings listed here make up 22.3% of net assets

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT C.15

The Fund's Long-term Performance

AXP VP - Diversified Equity Income Fund
(line chart)

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                   IN AXP VP - DIVERSIFIED EQUITY INCOME FUND

AXP VP - Diversified Equity Income Fund  $10,000    $10,421    $10,688     $8,961    $10,484
Russell 1000(R) Value Index              $10,000    $10,793    $10,672     $9,271    $10,349
Lipper Equity Funds Index                $10,000    $10,834    $10,585     $9,159    $ 9,953

                                         10/1/99      8/00       8/01       8/02       8/03

                          Average Annual Total Returns
                               as of Aug. 31, 2003
1 year                                                               +17.00%
Since inception (9/15/99)                                             +1.20%

This chart illustrates the total value of an assumed $10,000 investment in AXP VP - Diversified Equity Income Fund as compared to two widely cited performance indexes, the Russell 1000(R) Value Index and the Lipper Equity Income Funds Index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Short-term performance may be higher or lower than the figures shown. The above chart does not reflect expenses that apply to the subaccounts or the policies.

Russell 1000(R) Value Index, an unmanaged index, measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

The Lipper Equity Income Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT C.16

Portfolio Management Q & A

AXP VP - International Fund

Q: How did AXP VP - International Fund perform for the fiscal year ended Aug. 31, 2003?

A: AXP VP - International Fund rose 3.48% for the 12-month period ended Aug. 31, 2003. This was less than the Fund's benchmark, the MSCI EAFE Index, which advanced 9.58% for the period. The Lipper International Funds Index, representing the Fund's peer group, rose 9.89% for the same time frame.

Q:   What factors most significantly affected the Fund's performance?

A: The Fund's performance was disappointing over the 12-month reporting period. Our regional allocation added value, but poor stock selection in Europe and Japan led to underperformance against the Fund's benchmark and peers.

     Low-quality stocks led the global advance in stock prices during the past fiscal year. Stocks in companies with weak balance sheets, poor market positioning and negative structural issues performed unexpectedly well, particularly in Europe. To some investors, such stocks appeared oversold this past winter. This perception helped generate a strong rally beginning in late March. However, we avoided stocks with weak fundamentals and potential problems, which detracted from performance. Nevertheless, we still believe that the Fund's positioning in higher quality European stocks is the right strategy for the long term. In fact, we began to see some evidence of a more favorable turn in investor sentiment between June and August. Generally, the Fund focuses on companies with strong franchises, which have demonstrated improved performance.

     In Japan, the Fund underperformed because we held too many mid- to large cap stocks at a time when small cap stocks performed extremely well. During the first half of the fiscal period Japanese pension plans sold many large cap holdings to raise cash as a result of a change in Japanese government pension policy resulting in small caps outperforming their benchmark by about 25%. In the second half of the year, small cap stocks underperformed.

Q:   What changes did you make to the portfolio?

A: The Fund was conservatively positioned for most of the fiscal year. We believed there would be a degree of volatility in the global economy and it would be slow to recover. That turned out not to be the case, and our position hurt the Fund's returns as economically cyclical stocks rebounded. We have subsequently repositioned the Fund towards areas of economic growth and activity and have bought companies that we believe may benefit from the improving economy.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT C.17

AXP VP - International Fund

     In Europe, we have been underweight the benchmarks for most of the period. Among the changes in allocation over the period were:

     o An increased Japanese equity weighting early in 2003, as we moved to a more cyclical bias in the Fund.

     o An increased emerging markets weighting during the last six months of the fiscal period, as we have begun to see the benefits of improving global economic activity -- particularly the benefits of government tax cuts and central banking stimulus to the U.S. economy and its trickle-down effect across global activity. Our current weighting in emerging markets is around 7%, compared to 0% for the Fund's benchmark. The Fund's peers tended to hold up to 5% in emerging markets in the past fiscal year. Emerging markets are more competitive against more high cost production areas in Europe, the U.S. and other mature markets. We believe that, over time, more attention will be focused on emerging markets, and that is why we have significantly increased our position in that direction.

     o During the period, we reduced our position in three Pacific Rim countries: Singapore, Australia, and Hong Kong. We feel Australia is a relative defensive market and less cyclically exposed and therefore sold some of our Australian stocks. We then used those assets to reinvest in emerging markets and Japan.

(bar chart)
                             PERFORMANCE COMPARISON
                        For the year ended Aug. 31, 2003

10%                     (bar 2)                  (bar 3)
                        +9.58%                   +9.89%
 8%

 6%

 4%     (bar 1)
        +3.48%
 2%

 0%

(bar 1) AXP VP - International Fund
(bar 2) MSCI EAFE Index (unmanaged)
(bar 3) Lipper International Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT C.18

AXP VP - International Fund

    We have been optimistic about equities in general for some time. Stepping back for the long view, we have worked through a bull market, a bear market, then a risk-recovery phase (when low-quality stocks gained favor), and now, we have moved into an economic recovery cycle.

Q:  How are you positioning the Fund for the coming months?

A: When adding stocks to the Fund, we have paid great attention to those areas of greatest cyclicality. We want to benefit from an improving economic cycle. We have also broadened out the market cap for the Fund so it includes more mid-cap stocks, which we believe will benefit from improvements in economic growth. Other areas that we have been adding to more recently have been on the consumer cyclical side. We also added to some areas of technology in the early part of the year and have maintained those positions.

    We have sufficiently reduced our holdings in defensive stocks, in particular, consumer staples (e.g., food manufacturing, household goods, etc.). We have lessened our position for two reasons. First, these stocks do not benefit from an economic recovery; and second, many of those companies have been through a phase of restructuring that we believe has already been fully priced into the market. We believe global economic growth is picking up and that investors have seen the worst that the bear market had to offer.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT C.19

The 10 Largest Holdings

AXP VP - International Fund

                                     Percent                    Value
                                 (of net assets)        (as of Aug. 31, 2003)

HSBC Holdings (United Kingdom)        3.2%                   $23,676,753

GlaxoSmithKline (United Kingdom)      3.1                     23,046,484

Vodafone Group (United Kingdom)       3.1                     22,697,568

TotalFinaElf (France)                 3.0                     21,869,047

Novartis (Switzerland)                2.6                     18,996,625

BP (United Kingdom)                   2.5                     18,311,935

Royal Bank of Scotland Group
   (United Kingdom)                   2.3                     16,758,153

BNP Paribas (France)                  1.9                     14,290,692

Royal Dutch Petroleum (Netherlands)   1.7                     12,567,479

Schneider Electric (France)           1.7                     12,433,469

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order and lack of similar regulatory requirements followed by U.S. companies.

(pie chart)

The 10 holdings listed here make up 25.1% of net assets

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT C.20

The Fund's Long-term Performance

AXP VP - International Fund
(line chart)

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                         IN AXP VP - INTERNATIONAL FUND

AXP VP - International Fund       $10,000  $11,520  $11,340  $12,372  $13,529  $14,082  $17,206  $19,742  $12,457  $10,541  $10,908
MSCI EAFE Index                   $10,000  $11,114  $11,202  $12,119  $13,254  $13,271  $16,725  $18,366  $13,943  $11,895  $13,035
Lipper International Funds Index  $10,000  $11,757  $11,656  $12,834  $15,066  $14,906  $18,375  $21,694  $16,370  $14,324  $15,740

                                    '93      '94      '95       '96     '97       '98     '99       '00      '01     '02      '03

                          Average Annual Total Returns
                               as of Aug. 31, 2003
1 year                                                                +3.48%
5 years                                                               -4.98%
10 years                                                              +0.87%

This chart illustrates the total value of an assumed $10,000 investment in AXP VP - International Fund as compared to two widely cited performance indexes, the Morgan Stanley Capital International EAFE Index (MSCI EAFE Index) and the Lipper International Funds Index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Short-term performance may be higher or lower than the figures shown. The above chart does not reflect expenses that apply to the subaccounts or the policies.

MSCI EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper International Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT C.21

Portfolio Management Q & A

AXP VP - Managed Fund

Tom Murphy was named portfolio manager of the fixed-income portion of AXP VP - Managed Fund portfolio in February 2003. Bob Ewing has responsibility for the Fund's equity holdings and asset allocation. Below they discuss the Fund's results for fiscal year 2003.

Q: How did the AXP VP - Managed Fund perform for the one-year period ended Aug. 31, 2003?

A: AXP VP - Managed Fund advanced 9.40% for 12 months ended Aug. 31, 2003, underperforming the Standard & Poor's 500 Index (S&P 500 Index), which gained 12.07%. The Lipper Balanced Funds Index, representing the Fund's peer group, gained 10.05% for the same period. The Lehman Brothers Aggregate Bond Index rose 4.36% for the period.

Q:   What factors significantly affected the Fund's performance?

A: The Fund maintained a conservative stance throughout the fiscal year, positioning the portfolio to benefit if the financial markets were to question the sustainability of the economic recovery. The markets, in fact, were biased toward a stronger economic scenario, favoring higher risk equity and fixed income sectors. For example, on the equity side, investors embraced industrials, information technology, and other cyclical stocks. However, the Fund had higher-than-index positions in several classically defensive sectors, such as consumer staples and health care. The Fund also had lower-than-index positions in the relatively strongly performing financials sector. The Fund was further affected by its large-cap orientation during a period when small-cap and mid-cap stocks led the equity market rally.

     At the same time, stock selection remained key to strong positive absolute returns and was enough to allow the equity portion of the Fund to outperform large-cap, value oriented benchmarks by almost 200 basis points, or 2%. The biggest contributors to Fund performance during the 12 months were InterActive Corp and National Semiconductor in the information technology sector, McDonalds in the consumer sector, MBNA and Capital One in the financial sector and Caremark in health care. Of course, there were disappointments. TXU Corp in utilities, HCA Inc. and Schering-Plough Corp in health care and Fannie Mae and Freddie Mac in financials detracted from Fund performance during the annual period.

     Within the fixed income portfolio, our emphasis on corporate bonds was detrimental to performance in the first half of the year when the bond market struggled in October, but proved exceptionally beneficial when the corporate sector began a prolonged rally in November.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT C.22

AXP VP - Managed Fund

    During the second half of the fiscal year, the portfolio's fixed-income component benefited from small allocations to high-yield bonds and emerging markets debt. The high-yield bond market, in particular, performed well during this period.

Q:  Were there significant changes to the Fund during this period?

A: The Fund maintained its allocation of approximately 65% equities and 35% bonds throughout the fiscal year. This tilt toward equities was beneficial given that stocks outperformed bonds during the period.

    On the equity side, we maintained virtually the same sector weightings throughout, but to varying degrees. At the start of the period, the Fund had larger-than-index positions in pharmaceuticals and energy. As the fiscal year progressed, we increased the Fund's position in consumer staples. At the end of the fiscal year, we held larger-than-index positions in the health care and industrial sectors. The Fund held smaller-than-index positions in the utilities, financial and consumer discretionary sectors at the end of the fiscal year.

    In February, the Fund's fixed-income security selection was restructured to capitalize on the skills of bond sector teams. Early in the fiscal period, the portfolio experienced above-average turnover as the portfolio was realigned in accordance with the models. Since then turnover has returned to historical norms.

(bar chart)
                             PERFORMANCE COMPARISON
                        For the year ended Aug. 31, 2003

15%                     (bar 2)
                        +12.07%                         (bar 4)
12%     (bar 1)                                         +10.61
        +9.40%
 9%

 6%                                     (bar 3)
                                        +4.36%
 3%

 0%

(bar 1) AXP VP - Managed Fund
(bar 2) S&P 500 Index (unmanaged)
(bar 3) Lehman Brothers Aggregate Bond Index
(bar 4) Lipper Flexible Portfolio Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT C.23

AXP VP - Managed Fund

    In the bond component of the portfolio, we became a bit more defensive as the bond market advanced. Because so much good news was priced into bonds, we were concerned that anything less than a perfect environment might cause a sell-off. During the latter part of the fiscal period, we modestly reduced the corporate bond allocation given that sector's previous gains.

Q:  How are you positioning the Fund for the coming months?

A: We believe that the economic recovery will likely develop into a sustainable one, with growth at a respectable but not vigorous pace. We also believe that the U.S. equity market will rise over the coming months, but that it may only appreciate modestly given current elevated valuations. Given this view, we intend to maintain our "value with reasonable growth prospects" style and our conservative posture, seeking buying opportunities on a stock-by-stock basis. In evaluating individual stocks, we use four criteria. First, the stock should have a fundamentally appealing story, a driver for growth. Second, we want to know the stock on an in-depth basis, using intensive and extensive research by our team of analysts to gain what we like to call an information advantage. Third, the stock must be attractive from a classic value perspective. And fourth, we seek to identify an investment catalyst -- why are we buying this stock? Looking ahead, we continue to see stocks that meet these criteria in the consumer staples and health care sectors, particularly in the pharmaceuticals industry. We also intend to continue to look to exploit market inconsistencies. For example, if the global economy is going to recover as quickly as the market seems to be discounting, energy stocks should do very well. To date, they have been left behind. Thus, we may look to add to the Fund's position in energy stocks.

    If the recovery doesn't progress as the market anticipates, we expect to have opportunities to adjust the fixed income portfolio, which might then include larger allocations to corporate bonds and more cyclical positions within the corporate sector.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT C.24

The 10 Largest Holdings

AXP VP - Managed Fund

                                     Percent                    Value
                                 (of net assets)        (as of Aug. 31, 2003)

Citigroup                             2.9%                   $70,547,790
Bank of America                       1.5                     37,437,699
Exxon Mobil                           1.5                     36,176,919
ChevronTexaco                         1.5                     36,143,520
ConocoPhillips                        1.3                     32,275,520
Altria Group                          1.1                     25,445,106
U.S. Bancorp                          1.0                     24,985,060
J.P. Morgan Chase                     1.0                     24,706,840
Wells Fargo                           1.0                     24,157,452
American Intl Group                   1.0                     23,208,472

Excludes U.S. Treasury and government agency holdings.

(pie chart)

The 10 holdings listed here make up 13.8% of net assets

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT C.25

The Fund's Long-term Performance

AXP VP - Managed Fund

AXP VP - Managed Fund
(line chart)

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                            IN AXP VP - MANAGED FUND

AXP VP - Managed Fund         $10,000  $10,151  $11,362  $12,612  $16,091  $16,371  $20,134  $23,842  $19,224  $17,127  $18,737
S&P 500 Index                 $10,000  $10,547  $12,809  $15,209  $21,391  $23,128  $32,330  $37,607  $28,434  $23,319  $26,134
Lehman Brothers Aggregate
  Bond Index                  $10,000  $ 9,849  $10,962  $11,412  $12,554  $13,881  $13,992  $15,049  $16,908  $18,279  $19,076
Lipper Flexible Portfolio
  Funds Index                 $10,000  $10,215  $11,585  $12,792  $15,957  $16,673  $19,994  $22,402  $20,657  $18,858  $20,753

                                '93      '94      '95       '96      '97     '98      '99      '00       '01      '02     '03

                          Average Annual Total Returns
                               as of Aug. 31, 2003
1 year                                                                +9.40%
5 years                                                               +2.74%
10 years                                                              +6.48%

This chart illustrates the total value of an assumed $10,000 investment in AXP VP - Managed Fund as compared to three widely cited performance indexes, the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Lipper Balanced Funds Index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Short-term performance may be higher or lower than the figures shown. The above chart does not reflect expenses that apply to the subaccounts or the policies.

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The S&P 500 Index companies may be generally larger than those in which the Fund invests.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

The Lipper Balanced Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT C.26

Portfolio Management Q & A

AXP VP - Short Duration U.S. Government Fund

In June 2003, the Fund changed its name from the AXP VP - Federal Income Fund to the AXP VP - Short Duration U.S. Government Fund. This change did not affect the Fund's investment strategy.

Q: How did AXP VP - Short Duration U.S. Government Fund perform for the fiscal year ended Aug. 31, 2003?

A: AXP VP - Short Duration U.S. Government Fund gained 2.06% for the 12 months ended Aug. 31, 2003. The Fund outperformed the Lipper Short U.S. Government Funds Index, representing the Fund's peer group, which rose 1.84% over the annual period.

     During the fiscal year, the Fund changed its benchmark to the Lehman Brothers 1-3 Year Government Index, which rose 2.59% for 12 months ended Aug. 31, 2003, from the Lehman Brothers Aggregate Bond Index, which increased 4.36%. In our view, the Lehman Brothers 1-3 Year Government Index is more representative of the Fund's portfolio.

Q:   What factors significantly affected the Fund's performance?

A: From the start of the fiscal year through mid-October, the Federal Reserve Board believed that the economy was likely to be weak. This, together with problems regarding corporate governance, a declining stock market and the threat of war with Iraq, prompted investors to seek less risky investments. U.S. Treasuries, led by the shorter end of the curve, rallied. Beginning mid-October 2002, investors became less risk-averse as stock prices rose, corporations seemed to be on more solid footing and economic data indicated a slow but steadier course for economic recovery. Yields on U.S. Treasuries remained relatively range-bound through early May. As investors then sought yield elsewhere, mortgage-backed securities benefited.

     On May 6, 2003, the Federal Reserve Board kept the targeted federal funds rate unchanged at 1.25%, but made it clear that it would maintain its accommodative monetary policy. It believed the risk of deflation exceeded that of a pickup in inflation over the next few calendar quarters. The fixed income market immediately rallied, fueled by the belief that interest rates would remain low until the economy showed sustained signs of a recovery. Then, on June 25, 2003, the Federal Reserve Board moderated their stance on deflation and disappointed the market by cutting the targeted federal funds rate by only 0.25% to 1.00%, in an effort to "add further support for an economy which it expects to improve over time." The Federal Reserve Board's conservative move led to a market sell-off, and U.S. Treasury yields rose dramatically by July. July was also the worst month

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT C.27

AXP VP - Short Duration U.S. Government Fund

     for mortgage securities in history based on duration-adjusted excess returns over U.S. Treasuries. Compounding matters was news of a stabilizing U.S. economy. After peaking in mid-August, U.S. Treasury yields declined somewhat by the end of the fiscal year. Mortgage securities also gained back a portion of their underperformance.

     The Fund underperformed its benchmark due to its allocation to mortgages, which are not a component of the Lehman Brothers 1-3 Year Government Index. However, the Fund outperformed its peers primarily because of its allocation  strategy  among  the  fixed-income  sectors  and  its  security selection within the mortgage-backed sector. We were able to capture for the Fund the extra income boost that mortgage-backed securities provided over comparable Treasuries, especially during the period from October through May. Within the mortgage sector, we were able to add relative value by focusing on pools that historically have had lower-than-average prepayment risks. These included low-balance mortgages, mortgages in states with less refinancing activity, newer mortgages that would likely not be seeking to refinance too quickly, mortgages with lower credit quality borrowers who would find it difficult to refinance, and servicing organizations that have historically been less aggressive in getting customers to refinance. For much of the annual period, we maintained a

(bar chart)
                             PERFORMANCE COMPARISON
                        For the year ended Aug. 31, 2003

 5%                                     (bar 3)
                                        +4.36%
 4%

 3%                     (bar 2)
        (bar 1)         +2.59%
 2%     +2.06%                                                (bar 4)
                                                              +1.84%
 1%

 0%

(bar 1) AXP VP - Short Duration U.S. Government Fund
(bar 2) Lehman Brothers 1-3 Year Government Index (unmanaged)
(bar 3) Lehman Brothers Aggregate Bond Index (unmanaged)
(bar 4) Lipper Short U.S. Government Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT C.28

AXP VP - Short Duration U.S. Government Fund

     portfolio asset allocation to mortgage-backed securities near the 50% target. To help manage risk, we also participated in the U.S. Treasury futures market. This strategy was particularly successful during the last few months of the fiscal year.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: We reduced the Fund's allocation to U.S. government agencies and increased its allocation to U.S. Treasuries. After May 6, we modestly reduced the Fund's position in mortgage-backed securities and increased its position in U.S. Treasuries even further. In July, we shifted to a neutral weighting in mortgages before moving back to a modest overweight in this sector by the end of August.

Q:   How are you positioning the Fund for the coming months?

A: We expect interest rates to remain low for some time to come. The Fund may shift slightly from a barbell strategy, whereby we own positions at the short and longer ends of the curve, to a bulleted strategy, in which intermediate securities are favored. At the same time, we intend to keep the Fund's duration at or shorter than the benchmark and to seek opportunities to reduce duration further over the coming months as prospects for the economic recovery become clearer. We believe that mortgages continue to offer good relative value, and having come through the sell-off in July and August, currently offer investors attractive buying opportunities. Quality issues and security selection will remain a priority.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT C.29

The Fund's Long-term Performance

AXP VP - Short Duration U.S. Government Fund
(line chart)

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                 IN AXP VP - SHORT DURATION U.S. GOVERNMENT FUND

AXP VP - Short Duration U.S. Government Fund    $10,000    $10,464    $11,436    $12,055    $12,303
Lehman Brothers 1-3 Year Government Index       $10,000    $10,502    $11,521    $12,299    $12,618
Lehman Brothers Aggregate Bond Index            $10,000    $10,632    $11,945    $12,914    $13,477
Lipper Short U.S. Government Funds Index        $10,000    $10,495    $11,422    $12,076    $12,298

                                                10/1/99      8/00       8/01       8/02       8/03

                          Average Annual Total Returns
                               as of Aug. 31, 2003
1 year                                                                +2.06%
Since inception (9/15/99)                                             +5.39%

This chart illustrates the total value of an assumed $10,000 investment in AXP VP - Short Duration U.S. Government Fund as compared to three widely cited performance indexes, the Lehman Brothers 1-3 Year Government Index, the Lehman Brothers Aggregate Bond Index and the Lipper Short U.S. Government Funds Index. Recently, the Fund's investment manager recommended to the Fund that the Fund change its comparative index from the Lehman Brothers Aggregate Bond Index to the Lehman Brothers 1-3 Year Government Index. The investment manager made this recommendation because the new index more closely represents the Fund's objectives. We will include both indices in this transition year. In the future, however, only the Lehman Brothers 1-3 Year Government Index will be included.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Short-term performance may be higher or lower than the figures shown. The above chart does not reflect expenses that apply to the subaccounts or the policies.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT C.30

AXP VP - Short Duration U.S. Government Fund

Lehman Brothers 1-3 Year Government Index, an unmanaged index, is made up of all publicly issued, non-convertible domestic debt of the U.S. government, or agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included.

Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

The Lipper Short U.S. Government Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT C.31

Exhibit D

American Express(R)

Variable Portfolio Funds

PROSPECTUS/OCT. 30, 2003

AXP(R) Variable Portfolio - Capital Resource Fund
AXP(R) Variable Portfolio - Cash Management Fund
AXP(R) Variable Portfolio - Diversified Bond Fund
AXP(R) Variable Portfolio - Diversified Equity Income Fund
AXP(R) Variable Portfolio - International Fund
AXP(R) Variable Portfolio - Managed Fund
AXP(R) Variable Portfolio - Short Duration U.S. Government Fund

Please note that each Fund:

o    is not a bank deposit

o    is not federally insured

o    is not endorsed by any bank or government agency

o    is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus may contain information on Funds not available under your variable annuity contract or life insurance policy. Please refer to your variable annuity contract or life insurance policy prospectus for information regarding the investment options available to you.

These securities are not deposits or obligations of, or guaranteed by, any bank or an affiliate of any bank, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), or any other agency of the United States, or any bank or an affiliate of any bank; and are subject to investment risks including possible loss of value.

Managed by: American Express Financial Corporation

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.1

Table of Contents

TAKE A CLOSER LOOK AT:

The Funds                                                         D.   4

AXP Variable Portfolio - Capital Resource Fund                    D.   4
Goal                                                              D.   4
Principal Investment Strategies                                   D.   4
Principal Risks                                                   D.   5
Past Performance                                                  D.   6
Management                                                        D.   8
Other Securities and Investment Strategies                        D.   8

AXP Variable Portfolio - Cash Management Fund                     D.   8
Goal                                                              D.   8
Principal Investment Strategies                                   D.   8
Principal Risks                                                   D.   9
Past Performance                                                  D.  10
Management                                                        D.  12

AXP Variable Portfolio - Diversified Bond Fund                    D.  12
Goal                                                              D.  12
Principal Investment Strategies                                   D.  12
Principal Risks                                                   D.  13
Past Performance                                                  D.  14
Management                                                        D.  16
Other Securities and Investment Strategies                        D.  16

AXP Variable Portfolio - Diversified Equity Income Fund           D.  17
Goal                                                              D.  17
Principal Investment Strategies                                   D.  17
Principal Risks                                                   D.  18
Past Performance                                                  D.  18
Management                                                        D.  20
Other Securities and Investment Strategies                        D.  20

AXP Variable Portfolio - International Fund                       D.  20
Goal                                                              D.  20
Principal Investment Strategies                                   D.  20
Principal Risks                                                   D.  22
Past Performance                                                  D.  23
Management                                                        D.  25
Other Securities and Investment Strategies                        D.  25

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.2

AXP Variable Portfolio - Managed Fund                             D.  26
Goal                                                              D.  26
Principal Investment Strategies                                   D.  26
Principal Risks                                                   D.  27
Past Performance                                                  D.  28
Management                                                        D.  30
Other Securities and Investment Strategies                        D.  30

AXP Variable Portfolio - Short Duration U.S. Government Fund      D.  31
Goal                                                              D.  31
Principal Investment Strategies                                   D.  31
Principal Risks                                                   D.  33
Past Performance                                                  D.  34
Management                                                        D.  36
Other Securities and Investment Strategies                        D.  36

Fees and Expenses                                                 D.  36

Buying and Selling Shares                                         D.  38

Valuing Fund Shares                                               D.  38

Purchasing Shares                                                 D.  39

Transferring/Selling Shares                                       D.  39

Distributions and Taxes                                           D.  40

Other Information                                                 D.  41

Financial Highlights                                              D.  42

Supplement dated Nov. 19, 2003                                    D.  50

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.3

The Funds

References to "Fund" throughout this prospectus refer to AXP Variable Portfolio
- Capital Resource Fund, AXP Variable Portfolio - Cash Management Fund, AXP Variable Portfolio - Diversified Bond Fund, AXP Variable Portfolio - Diversified Equity Income Fund, AXP Variable Portfolio - International Fund, AXP Variable Portfolio - Managed Fund and AXP Variable Portfolio - Short Duration U.S. Government Fund, singularly or collectively as the context requires.

A Fund may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Each Fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each Fund may differ significantly from any publicly-traded retail mutual fund.

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund.

AXP Variable Portfolio - Capital Resource Fund

GOAL

The Fund seeks capital appreciation. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in U.S. common stocks of companies with market capitalization of at least $5 billion. Additionally, the Fund may invest up to 25% of its total assets in foreign investments.

In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment manager, chooses investments by:

o Identifying securities that AEFC believes have good capital appreciation potential.

o Evaluating opportunities and risks by reviewing interest rates and economic forecasts.

o Buying a diversified portfolio of securities. AEFC may weight certain sectors more heavily based on its expectations for growth and market trends.

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IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.4

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

o    The interest rate or economic outlook changes.

o    The security is overvalued relative to other potential investments.

o    The security has reached AEFC's price objective.

o    AEFC wishes to lock-in profits.

o    A more attractive opportunity has been identified.

o The issuer or the security continues to meet the other standards described above.

Unusual Market Conditions

During unusual market conditions, the Fund may invest more of its assets in money market securities. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.

PRINCIPAL RISKS

This Fund is designed for investors with above-average risk tolerance. Please remember that with any investment you may lose money. Principal risks associated with an investment in the Fund include:

    Market Risk

    Style Risk

    Issuer Risk

    Foreign Risk

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Style Risk

The Fund purchases stocks based on the expectation that the companies will have strong growth in earnings. The price paid often reflects an expected rate of growth. If that growth fails to occur, the price of the stock may decline significantly and quickly.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

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IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.5

Foreign Risk

The following are all components of foreign risk:

Country risk includes the political, economic and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing and financial reporting standards), the possibility of government-imposed restrictions and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance varied for each full calendar year shown on the chart below, and

o    how the Fund's average annual total returns compare to a recognized index.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.6

(bar chart)
                   AXP VP - Capital Resource Fund Performance
                           (based on calendar years)

 80%

 70%

 60%

 50%

 40%

 30%              +27.86%
                               +24.14%  +24.12%  +23.75%
 20%

 10%                     +7.71%
      +3.42%
  0%        +1.17%

-10%

-20%                                                     -17.46% -18.11% -22.03%

-30%

-40%

     1993   1994   1995  1996   1997     1998     1999     2000   2001   2002

During the period shown in the bar chart, the highest return for a calendar quarter was +26.20% (quarter ending December 1998) and the lowest return for a calendar quarter was -17.27% (quarter ending September 2001).

The Fund's year to date return as of Sept. 30, 2003 was +16.19%.

Average Annual Total Returns (as of Dec. 31, 2002)

                                           1 year      5 years     10 years
AXP VP - Capital Resource Fund            -22.03%       -4.14%       +3.79%
S&P 500 Index                             -22.10%       -0.59%       +9.34%
Lipper Large-Cap Core Funds Index         -21.23%       -0.74%       +8.04%

This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same periods. The results do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.

For purposes of this calculation, information about the Fund assumes the deduction of applicable fund expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The S&P 500 Index companies may be generally larger than those in which the Fund invests.

The Lipper Large-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The securities included in the index may not be the same as those held by the Fund.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.7

MANAGEMENT

Doug Chase, Portfolio Manger

o    Managed the Fund since 2002.

o    Joined AEFC in 2002.

o    Prior to that, Analyst and Portfolio Manager at Fidelity Investments.

o    Began investment career in 1992.

o    MBA, University of Michigan.

OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as money market securities, convertible securities, and debt obligations of any rating. Additionally, the Fund may use derivative instruments such as futures, options, and forward contracts to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.

AXP Variable Portfolio - Cash Management Fund

GOAL

The Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Because any investment involves risk, the Fund cannot guarantee this goal.

PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets primarily are invested in money market instruments, such as marketable debt obligations issued by the U.S. government or its agencies, bank certificates of deposit, bankers' acceptances, letters of credit, and commercial paper, including asset-backed commercial paper. The Fund may invest more than 25% of its total assets in U.S. banks, U.S. branches of foreign banks and U.S. government securities. Additionally, the Fund may invest up to 25% of its total assets in U.S. dollar-denominated foreign investments.

Because the Fund seeks to maintain a constant net asset value of $1.00 per share, capital appreciation is not expected to play a role in the Fund's return. The Fund's yield will vary from day-to-day.

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IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.8

The Fund restricts its investments to instruments that meet certain maturity and quality standards required by the Securities and Exchange Commission (SEC) for money market funds. For example, the Fund:

o    Limits its average portfolio maturity to ninety days or less.

o    Buys obligations with remaining maturities of 397 days or less.

o Buys only obligations that are denominated in U.S. dollars and present minimal credit risk.

In pursuit of the Fund's goal, AEFC, the Fund's investment manager, chooses investments by:

o Considering opportunities and risks given current interest rates and anticipated interest rates.

o Purchasing securities based on the timing of cash flows in and out of the Fund.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

o The issuer's credit rating declines or AEFC expects a decline (the Fund, in certain cases, may continue to own securities that are down-graded until AEFC believes it is advantageous to sell).

o    Political, economic, or other events could affect the issuer's performance.

o    AEFC identifies a more attractive opportunity.

o The issuer or the security continues to meet the other standards described above.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Although the Fund's share price has remained constant in the past, THE FUND CANNOT GUARANTEE THAT IT WILL ALWAYS BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Principal risks associated with an investment in the Fund include:

    Reinvestment Risk

    Inflation Risk

    Credit Risk

    Sector/Concentration Risk

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.9

Reinvestment Risk

The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note).

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price (the more you diversify, the more you spread risk). For example, if the Fund concentrates its investments in banks, the value of these investments may be adversely affected by economic or regulatory developments in the banking industry.

PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing how the Fund's performance varied for each full calendar year shown on the chart below.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.10

(bar chart)
                    AXP VP - Cash Management Fund Performance
                           (based on calendar years)

 80%

 70%

 60%

 50%

 40%

 30%

 20%

 10%
     +2.70% +3.80  +5.45%  +4.23% +5.16%  +5.14%  +4.73%   +5.83%  +3.74% +1.14%
  0%

-10%

-20%

-30%

-40%

    1993    1994   1995     1996   1997     1998     1999    2000    2001   2002

During the period shown in the bar chart, the highest return for a calendar quarter was +1.49% (quarter ending September 2000) and the lowest return for a calendar quarter was +0.25% (quarter ending December 2002).

The Fund's year to date return as of Sept. 30, 2003 was +0.40%.

Average Annual Total Returns (as of Dec. 31, 2002)

                                           1 year      5 years     10 years
AXP VP - Cash Management Fund              +1.14%       +4.10%       +4.26%

This table shows total returns from hypothetical investments in shares of the Fund. The results do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.

For purposes of this calculation, information about the Fund assumes the deduction of applicable fund expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.

Yield Information

For current 7-day yield information, call (800) 862-7919 option 3.

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IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.11

MANAGEMENT

The team that manages the Fund's portfolio is led by:

Jerri I. Cohen, CFA, Portfolio Manager

o    Managed the Fund since 2002.

o    Leader of the cash investment sector team.

o    Joined AEFC in 2002.

o Prior to that, Sector Leader/Portfolio Manager, Zurich Scudder Investments, from 2000 to 2002. Prior to that, Portfolio Manager, Zurich Scudder Investments, from 1992 to 2000.

o    Began investment career in 1981.

o    MBA, Northwestern University.

AEFC's investment professionals who manage fixed income funds are organized into teams. Each team specializes in a particular sector of the fixed income market.

AXP Variable Portfolio - Diversified Bond Fund

GOAL

The Fund seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund's net assets will be invested in bonds. Of that 80%, at least 50% will be invested in intermediate-term (5-12 years) investment grade securities that comprise the Lehman Brothers Aggregate Bond Index. The Index includes securities issued by the U.S. government, corporate bonds, and mortgage- and asset-backed securities. Although the Fund emphasizes high- and medium-quality debt securities, it will assume some credit risk to achieve higher yield and/or capital appreciation by buying lower-quality (junk) bonds. The Fund may invest up to 15% in foreign investments, which may include investments in emerging markets. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.12

The selection of debt obligations is the primary decision in building the investment portfolio. In pursuit of the Fund's goal, AEFC, the Fund's investment manager, chooses investments by:

o Evaluating the portfolio's total exposure to the sector, industry and security relative to the Index.

o Analyzing factors such as credit quality, interest rate outlook and price to select securities within each sector.

o    Investing  in  lower-quality   (junk)  bonds  and  foreign  investments  as
     opportunities permit.

o Targeting an average portfolio duration of four-six years. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a five year duration means a bond is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

In evaluating whether to sell a security, AEFC considers, among other factors:

o The portfolio's total exposure to the sector, industry and security relative to the Index.

o    A security's rating has changed or is vulnerable to a change.

o    A sector or industry is experiencing change.

o    The interest rate or economic outlook changes.

o    AEFC identifies a more attractive opportunity.

Unusual Market Conditions

During unusual market conditions, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

    Credit Risk

    Interest Rate Risk

    Call/Prepayment Risk

    Market Risk

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.13

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the greater its sensitivity to changes in interest rates.

Call/Prepayment Risk

The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to reinvestment risk, which is the risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance varied for each full calendar year shown on the chart below, and

o how the Fund's average annual total returns compare to other recognized indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.14

                   AXP VP - Diversified Bond Fund Performance
                           (based on calendar years)
(bar chart)

 80%

 70%

 60%

 50%

 40%

 30%

 20%               +22.30%
     +15.85%
 10%
                          +5.70%  +8.83%              +5.41% +7.67% +5.53%
  0%                                     +1.51% +1.70%
            -3.92%
-10%

-20%

-30%

-40%

      1993  1994    1995  1996   1997    1998   1999   2000  2001   2002

During the period shown in the bar chart, the highest return for a calendar quarter was +8.65% (quarter ending June 1995) and the lowest return for a calendar quarter was -3.21% (quarter ending March 1994).

The Fund's year to date return as of Sept. 30, 2003 was +4.10%.

Average Annual Total Returns (as of Dec. 31, 2002)

                                             1 year      5 years     10 years
AXP VP - Diversified Bond Fund               +5.53%       +4.34%       +6.83%
Lehman Brothers Aggregate Bond Index        +10.25%       +7.55%       +7.51%
Lipper Intermediate Investment Grade Index   +8.29%       +6.72%       +6.86%

This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same periods. The results do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.

For purposes of this calculation, information about the Fund assumes the deduction of applicable fund expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.

Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.15

The Lipper Intermediate Investment Grade Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The securities included in the indexes may not be the same as those held by the Fund.

MANAGEMENT

The team that manages the Fund's portfolio is led by:

Tom Murphy, Portfolio Manager

o    Managed the Fund since 2002.

o    Leader of the investment grade corporate bond sector team.

o    Joined AEFC in 2002.

o Prior to that, Managing Director and Portfolio Manager, BlackRock Financial Management, in 2002. Prior to that, various positions at Zurich Scudder from 1992 to 2002.

o    Began investment career in 1986.

o    MBA, University of Michigan.

AEFC's investment professionals who manage fixed income funds are organized into teams. Each team specializes in a particular sector of the fixed income market.

OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as money market securities, common stocks, preferred stocks and convertible securities. Additionally, the Fund may use derivative instruments such as futures, options, and forward contracts to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.16

AXP Variable Portfolio - Diversified Equity Income Fund

GOAL

The Fund seeks to provide shareholders with a high level of current income and, as a secondary goal, steady growth of capital. Because any investment involves risk, achieving these goals cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in dividend-paying common and preferred stocks. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's goal, AEFC, the Fund's investment manager, chooses equity investments by:

o    Identifying companies with moderate growth potential based on:

     o    effective management (considering overall performance); and

     o    financial strength.

o    Identifying stocks that are selling at low prices in relation to:

     o    current and projected earnings;

     o    current and projected dividends; and

     o    historic price levels.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

o    The security is overvalued relative to alternative investments.

o    The security has reached AEFC's price objective.

o    The company has met AEFC's earnings and/or growth expectations.

o The company or the security continues to meet the other standards described above.

Unusual Market Conditions

During unusual market conditions, the Fund may invest more of its assets in money market securities or commercial paper. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.17

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

    Issuer Risk

    Market Risk

    Sector/Concentration Risk

    Style Risk

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Style Risk

The Fund's management strategy will influence performance significantly. Securities in which the Fund invests could fall out of favor with the market, causing the Fund to underperform funds that invest primarily in other types of securities. If the manager's stock selection strategy does not perform as expected, the Fund could underperform its peers.

PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance varied for each full calendar year shown on the chart below, and

o how the Fund's average annual total returns compare to other recognized indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.18

               AXP VP - Diversified Equity Income Fund Performance
                            (based on calendar years)
(bar chart)

 80%

 70%

 60%

 50%

 40%

 30%

 20%

 10%
                                                            +2.14%
  0%
                                                      -0.78%
-10%

-20%                                                              +19.03%

-30%

-40%

      1993  1994    1995  1996   1997    1998   1999   2000  2001   2002

During the period shown in the bar chart, the highest return for a calendar quarter was +9.99% (quarter ending December 2001) and the lowest return for a calendar quarter was -21.04% (quarter ending September 2002).

The Fund's year to date return as of Sept. 30, 2003 was +20.06%.

Average Annual Total Returns (as of Dec. 31, 2002)

                                             1 year     Since inception
AXP VP - Diversified Equity Income Fund     -19.03%           -4.49%(a)
Russell 1000(R) Value Index                 -15.52%           -3.19%(b)
Lipper Equity Income Funds Index            -16.43%           -3.66%(b)

(a) Inception date was Sept. 15, 1999.

(b) Measurement period started Oct. 1, 1999.

This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same periods. The results do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.

For purposes of this calculation, information about the Fund assumes the deduction of applicable fund expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.

Russell 1000(R) Value Index, an unmanaged index, measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

The Lipper Equity Income Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The securities included in the indexes may not be the same as those held by the Fund.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.19

MANAGEMENT

Warren Spitz, Portfolio Manager

o    Managed the Fund since 2000.

o    Joined AEFC in 2000.

o Prior to that, Portfolio Manager, Prudential Global Asset Management, from 1987-2000.

o    Began investment career in 1984.

o    MBA, University of Pennsylvania, Wharton School.

OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as foreign securities, convertible securities, debt obligations including bonds and commercial paper of any rating, and money market securities. Additionally, the Fund may use derivative instruments such as futures, options, and forward contracts to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

AXP Variable Portfolio - International Fund

GOAL

The Fund seeks to provide shareholders with capital appreciation. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets primarily are invested in equity securities of foreign issuers that offer strong growth potential. The Fund may invest in developed and in emerging markets.

AEFC serves as the investment manager to the Fund and is responsible for the Fund's overall administration, distribution and oversight of the investment process. AEFC has entered into an agreement with American Express Asset Management International Inc. (AEAMI), a wholly-owned subsidiary, to act as subadviser to the Fund. Investment decisions for the Fund are made by a team of seasoned investment professionals at Threadneedle who are associated with AEAMI. Threadneedle is also a wholly-owned subsidiary of AEFC.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.20

Threadneedle chooses investments by:

o    Deploying  an  integrated  approach to equity  research  that  incorporates
     regional   analyses,   a  global  sector   strategy,   and  stock  specific
     perspectives.

o Conducting detailed research on companies in a consistent strategic and macroeconomic framework.

o Looking for catalysts of change and identifying the factors driving markets, which will vary over economic and market cycles.

o    Implementing  rigorous risk control processes that ensure that the risk and
     return   characteristics  of  the  Fund's  portfolio  are  consistent  with established portfolio management parameters.

Threadneedle determines the allocation of the Fund's assets among various regions at a monthly meeting on asset allocation and regional strategy. The allocation is reviewed weekly at a meeting at which all of Threadneedle's regional teams who cover foreign securities are represented.

Using the global sector strategy, the Fund's portfolio management team constructs the portfolio using two core lists of recommended holdings for each of the regions included in the allocation model, the Largest Companies List and the Preferred List. In addition, the portfolio may hold other securities selected by the various regional experts. These discretionary holdings will typically make up a much smaller portion of the Fund.

o The Largest Companies List includes the largest stocks in the Fund's benchmark. Threadneedle's research on regions, sectors, and specific companies is used to determine recommended weightings for each stock.

o The Preferred List includes the stocks not included in the Largest Companies List that represent the best ideas generated by Threadneedle's research. Stocks on the Preferred List are selected by:

     o    Evaluating the opportunities and risks within regions and sectors;

     o    Assessing valuations; and

     o    Evaluating  one or more of the  following:  balance  sheets  and  cash
          flows,  the  demand  for  a  company's   products  or  services,   its
          competitive position, or its management.

     The Fund will normally be overweight in the stocks on the Preferred List compared to the benchmark.

o Discretionary holdings are selected by the portfolio management team based on the same criteria used to generate the Preferred List. These stocks are assigned ratings based on their ability to outperform within their sector. The team typically selects the highest rated stocks outside the core category.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.21

A number of factors may prompt the portfolio management team to sell securities. A sale may result from a change in the composition of the Fund's benchmark or a change in sector strategy. A sale may also be prompted by factors specific to a stock, such as valuation or company fundamentals.

The Fund will normally have exposure to foreign currencies. The portfolio management team closely monitors the Fund's exposure to foreign currency. From time to time the team may use forward currency transactions or other derivative instruments to hedge against currency fluctuations.

During weak or declining markets, the Fund may invest more of its assets in money market securities. The Fund will invest in these securities primarily to avoid losses, however this type of investment also could prevent the Fund from achieving its investment objective. During these times, the Fund may make frequent securities trades that could result in increased fees and expenses.

PRINCIPAL RISKS

This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

    Market Risk

    Foreign/Emerging Markets Risk

    Style Risk

    Issuer Risk

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.22

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners and hostile relations with neighboring countries.

Style Risk

The Fund purchases growth stocks based on the expectation that the companies will have strong growth in earnings. The price paid often reflects an expected rate of growth. If that growth fails to occur, the price of the stock may decline quickly.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance varied for each full calendar year shown on the chart below, and

o how the Fund's average annual total returns compare to other recognized indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.23

                     AXP VP - International Fund Performance
                            (based on calendar years)
(bar chart)

 80%

 70%

 60%

 50%
                                             +45.63%
 40%

 30%  +32.79%

 20%
                                      +15.82%
 10%               +11.33% +9.03%
                                 +2.73%
  0%
            -1.66%
-10%

-20%                                                               -18.25%
                                                     -24.93%
-30%                                                        -28.69%

-40%

      1993  1994    1995  1996   1997    1998   1999   2000  2001   2002

During the period shown in the bar chart, the highest return for a calendar quarter was +31.82% (quarter ending December 1999) and the lowest return for a calendar quarter was -21.14% (quarter ending September 2002).

The Fund's year to date return as of Sept. 30, 2003 was +12.99%.

Average Annual Total Returns (as of Dec. 31, 2002)

                                             1 year      5 years     10 years
AXP VP - International Fund                 -18.25%       -5.89%       +1.86%
MSCI EAFE Index                             -15.66%       -2.61%       +4.30%
Lipper International Funds Index            -13.83%       -1.64%       +5.56%

This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same periods. The results do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.

For purposes of this calculation, information about the Fund assumes the deduction of applicable fund expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.

Morgan Stanley Capital International EAFE Index (MSCI EAFE Index), an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.24

The Lipper International Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The securities included in the indexes may not be the same as those held by the Fund.

MANAGEMENT

The team that manages the Fund's portfolio is led by:

Alex Lyle, Portfolio Manager

o    Head of managed funds.

o    Managed the Fund since 2003.

o    Joined Threadneedle in 1994.

o    Began investment career in 1980.

o    MA, Oxford University.

and

Dominic Rossi, Deputy Portfolio Manager

o    Head of international equities.

o    Managed the Portfolio since 2003.

o    Joined Threadneedle in 1997.

o    Began investment career in 1986.

o    MBA, City University, London.

OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as money market securities, preferred stocks, convertible securities, and debt securities of any rating. Additionally, the Fund may use derivative instruments such as futures, options, and forward contracts to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.25

AXP Variable Portfolio - Managed Fund

GOAL

The Fund seeks maximum total investment return through a combination of capital growth and current income. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a combination of equity and debt securities. It will invest in a combination of common and preferred stocks, bonds and other debt securities. Under normal market conditions, at least 50% of the Fund's total assets are invested in common stocks. Although the Fund emphasizes high- and medium-quality securities for the debt portion of its portfolio, it will assume some credit risk to achieve higher dividends and/or capital appreciation by buying lower-quality (junk) bonds. The Fund may invest up to 25% of its total assets in foreign investments.

In pursuit of the Fund's goal, AEFC, the Fund's investment manager, chooses equity investments by:

o Considering opportunities and risks by reviewing overall market conditions and industry outlook.

o Focusing on companies that are attractively valued relative to history, peers or the market overall (by using such measures as price-to-earnings, price-to-book, price-to-cash flow and price-to-sales).

o    Selecting companies it believes are positioned to benefit from:

     o    anticipated industry changes or current dynamics,

     o    competitive market position,

     o    improving financial performance,

     o    anticipated earnings growth, or

     o    future valuation increases.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

o    The interest rate or economic outlook changes.

o    The security is overvalued when compared to other potential investments.

o The issuer's credit quality declines or AEFC expects a decline (the Fund may continue to own securities that are down-graded until AEFC believes it is advantageous to sell).

o    The security has reached AEFC's price objective.

o    AEFC identifies a more attractive opportunity.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.26

Unusual Market Conditions

During unusual market conditions, the Fund may invest more of its assets in money market securities. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.

PRINCIPAL RISKS

Please remember that with any investment you may lose money. Principal risks associated with an investment in the Fund include:

    Market Risk

    Interest Rate Risk

    Credit Risk

    Foreign Risk

    Issuer Risk

    Liquidity Risk

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. They have greater price fluctuations and are more likely to experience a default.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.27

Foreign Risk

The following are all components of foreign risk:

Country risk includes the political, economic and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing and financial reporting standards), the possibility of government-imposed restrictions and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments or forego an investment opportunity.

PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance varied for each full calendar year shown on the chart below, and

o how the Fund's average annual total returns compare to other recognized indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.28

                       AXP VP - Managed Fund Performance
                           (based on calendar years)
(bar chart)

 80%

 70%

 60%

 50%

 40%

 30%
                  +24.21%
 20%                            +19.50%
                         +16.20%       +15.80%  +14.84%
 10% +12.33%

  0%
            -4.52%                                    -2.31%
-10%                                                        -10.59%
                                                                   -12.92%
-20%

-30%

-40%

      1993  1994    1995  1996   1997    1998   1999   2000  2001   2002

During the period shown in the bar chart, the highest return for a calendar quarter was +15.66% (quarter ending December 1998) and the lowest return for a calendar quarter was -12.37% (quarter ending September 2001).

The Fund's year to date return as of Sept. 30, 2003 was +10.86%.

Average Annual Total Returns (as of Dec. 31, 2002)

                                             1 year      5 years     10 years
AXP VP - Managed Fund                       -12.92%       +0.23%       +6.47%
S&P 500 Index                               -22.10%       -0.59%       +9.34%
Lehman Brothers Aggregate Bond Index        +10.25%       +7.55%       +7.51%
Lipper Balanced Funds Index                 -10.69%       +2.10%       +7.53%

This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same periods. The results do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.

For purposes of this calculation, information about the Fund assumes the deduction of applicable fund expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The S&P 500 Index companies may be generally larger than those in which the Fund invests.

Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.29 securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

The Lipper Balanced Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The securities included in the index may not be the same as those held by the Fund.

MANAGEMENT

Robert Ewing, CFA, Portfolio Manager

o    Managed the Fund since 2002.

o    Joined AEFC in 2002.

o    Prior to that, Analyst and Portfolio Manager, Fidelity Investments.

o    Began investment career in 1988.

o    BS, Boston College Carroll School of Management - Honors Program.

The team that manages the fixed income portion of the Fund's portfolio is led by:

Tom Murphy, CFA, Portfolio Manager

o    Managed the Fund since 2003.

o    Leader of the investment grade corporate bond sector team.

o    Joined AEFC in 2002.

o Prior to that, Managing Director and Portfolio Manager, BlackRock Financial Management, in 2002. Prior to that, various positions at Zurich Scudder from 1992 to 2002.

o    Began investment career in 1986.

o    MBA, University of Michigan.

AEFC's investment professionals who manage fixed income funds are organized into teams. Each team specializes in a particular sector of the fixed income market.

OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as preferred stocks and convertible securities. Additionally, the Fund may use derivative instruments such as futures, options, and forward contracts to produce incremental earnings, to

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.30 hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

AXP Variable Portfolio - Short Duration U.S. Government Fund

GOAL

The Fund seeks to provide shareholders with a high level of current income and safety of principal consistent with an investment in U.S. government and government agency securities. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in debt obligations. Under normal market conditions, at least 80% of the Fund's net assets are invested in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Although the Fund may invest in any U.S. government securities, it is anticipated that U.S. government securities representing part ownership in pools of mortgage loans (mortgage-backed securities) will comprise a large percentage of the Fund's investments. These mortgage loans include, but are not limited to Government National Mortgage Association (GNMA or Ginnie Mae) mortgage-backed bonds, which are backed by the full faith and credit of the United States; and Federal National Mortgage Association (FNMA or Fannie Mae) and Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) mortgage-backed bonds, which are backed by the credit of federal agencies or government sponsored agencies or government sponsored entities. The Fund will utilize forward sale commitments for hedging purposes. Additionally, the Fund will utilize derivative instruments and when-issued securities to produce incremental earnings, to hedge existing positions, and to increase flexibility. The Fund's potential losses from the use of these instruments could extend beyond its initial investment. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.31

In pursuit of the Fund's goal, AEFC, the Fund's investment manager, chooses investments by:

o    Reviewing credit characteristics and the interest rate outlook.

o    Identifying and buying securities that:

     o are high quality or have similar qualities, in AEFC's opinion, even though they are not rated or have been given a lower rating by a rating agency; and

     o    have short or intermediate-term maturities.

     o Under normal market conditions, the Fund will maintain an average portfolio duration of one to three years. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a three year duration means a bond is expected to decrease in value by 3% if interest rates rise 1% and increase in value by 3% if interest rates fall 1%.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

o    The interest rate or economic outlook changes.

o    The security is overvalued relative to alternative investments.

o    AEFC wishes to lock-in profits.

o    AEFC identifies a more attractive opportunity.

o The issuer or the security continues to meet the other standards described above.

Unusual Market Conditions

During unusual market conditions, the Fund may invest more of its assets in money market securities. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses. Additionally, the Fund's portfolio turnover may be affected by short-term investment strategies. High portfolio turnover could result in increases in transaction costs and may result in realized capital gains that would be taxable distributions to shareholders.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.32

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

    Market Risk

    Correlation Risk

    Interest Rate Risk

    Call/Prepayment Risk

    Credit Risk

    Derivatives Risk

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Correlation Risk

The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates.

Call/Prepayment Risk

The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to reinvestment risk, which is the risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note).

Derivatives Risk

Just as with securities in which the fund invests directly, derivatives are subject to a number of risks, including market, correlation, liquidity, interest rate, and credit risk. In addition, gains or losses involving derivatives may be substantial, because a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the fund.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.33

PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance varied for each full calendar year shown on the chart below, and

o how the Fund's average annual total returns compare to other recognized indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

            AXP VP - Short Duration U.S. Government Fund Performance
                           (based on calendar years)
(bar chart)

 80%

 70%

 60%

 50%

 40%

 30%

 20%

 10%                                                   +8.47%
                                                             +6.29% +5.83%
  0%

-10%

-20%

-30%

-40%

      1993  1994    1995  1996   1997    1998   1999   2000  2001   2002

During the period shown in the bar chart, the highest return for a calendar quarter was +3.25% (quarter ending December 2000) and the lowest return for a calendar quarter was +0.11% (quarter ending December 2001).

The Fund's year to date return as of Sept. 30, 2003 was +1.26%.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.34

Average Annual Total Returns (as of Dec. 31, 2002)

                                                 1 year   Since inception
AXP VP - Short Duration U.S. Government Fund      +5.83%      +6.37%(a)
Lehman Brothers 1-3 Year Government Index         +6.01%      +7.15%(b)
Lehman Brothers Aggregate Bond Index             +10.25%      +9.25%(b)
Lipper Short U.S. Government Funds Index          +5.29%      +6.43%(b)

(a) Inception date was Sept. 15, 1999.

(b) Measurement period started Oct. 1, 1999.

This table shows total returns from a hypothetical investment in the Fund. Comparison index returns are for the same periods. The results do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.

For purposes of this calculation, information about the Fund assumes the deduction of applicable fund expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains.

Lehman Brothers 1-3 Year Government Index, an unmanaged index, is made up of all publicly issued, non-convertible domestic debt of the U.S. government, or agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included.

Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

The Lipper Short U.S. Government Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Recently, the Fund's investment manager recommended to the Fund that the Fund change its comparative index from the Lehman Brothers Aggregate Bond Index to the Lehman Brothers 1-3 Year Government Index. The investment manager made this recommendation because the new index more closely represents the Fund's objectives. We will include both indices in this transition year. In the future, however, only the Lehman Brothers 1-3 Year Government Index will be included.

The securities included in the indexes may not be the same as those held by the Fund.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.35

MANAGEMENT

The team that manages the Fund's portfolio is led by:

Scott Kirby, Portfolio Manager

o    Managed the Fund since 2001.

o    Leader of the structured assets team.

o    Joined AEFC in 1979, left in 1985 and returned in 1987.

o    Began investment career in 1983.

o    MBA, University of Minnesota.

AEFC's investment professionals who manage fixed income funds are organized into teams. Each team specializes in a particular sector of the fixed income market.

OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as money market securities and investment grade non-governmental debt obligations. Additionally, the Fund may use derivative instruments such as futures, options, and forward contracts to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's SAI and its annual and semiannual reports.

Fees and Expenses

Because the Fund is the underlying investment vehicle for an annuity contract or life insurance policy, there is no sales charge for the purchase or sale of Fund shares. However, there may be charges associated with your annuity contract or life insurance policy, including those that may be associated with surrender or withdrawal. Any charges that apply to the subaccount and your contract or policy are described in the annuity contract or life insurance policy prospectus.

The summary below describes the Fund fees and expenses that you would pay if you buy a variable annuity or life insurance policy and allocate your purchase payments to subaccounts or premiums that invest in the Fund. This summary does not reflect any fee or sales charges imposed by your annuity contract or life insurance policy.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.36

ANNUAL FUND OPERATING EXPENSES

As a percentage of average daily net assets

Fund                               Management     Distribution        Other       Total    Fee waiver/expense        Net
                                    fees(a)       (12b-1) fees(b)   expenses(c)             reimbursement          expenses
AXP VP - Capital Resource Fund      0.64%(f)           0.13%           0.08%       0.85%         0.00%               0.85%
AXP VP - Cash Management Fund       0.51%              0.13%           0.06%       0.70%         0.00%               0.70%
AXP VP - Diversified Bond Fund      0.60%              0.13%           0.08%       0.81%         0.00%               0.81%
AXP VP - Diversified Equity
         Income Fund                0.53%(e)           0.13%           0.10%       0.76%         0.00%               0.76%
AXP VP - International Fund(d)      0.84%(e)           0.13%           0.09%       1.06%         0.00%               1.06%
AXP VP - Managed Fund               0.61%(f)           0.13%           0.06%       0.80%         0.00%               0.80%
AXP VP - Short Duration
         U.S. Government Fund       0.61%              0.13%           0.08%       0.82%         0.00%               0.82%

(a)  The Fund pays AEFC a fee for managing its assets.

(b) The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. The Fund pays IDS Life Insurance Company an annual fee of up to 0.125% of average daily net assets as payment for distributing its shares and providing shareholder services. Because this fee is paid out of the Fund's assets on an on-going basis, over time this fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

(c) The Fund pays taxes, brokerage commissions and other nonadvisory expenses including administrative and accounting services.

(d) AEFC pays AEAMI a fee for sub-investment advisory services. AEAMI (50192 AXP Financial Center, Minneapolis, MN 55474) is a wholly-owned subsidiary of AEFC.

(e) Includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.03% for AXP VP - Diversified Equity Income Fund and 0.02% for AXP VP - International Fund.

(f) Includes the impact of a performance incentive adjustment that increased the management fee by 0.02% for AXP VP - Capital Resource Fund and 0.003% for AXP VP - Managed Fund.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.37

Example

This example is intended to show you the expenses you would pay if you invest $10,000 to a subaccount that invests in the Fund which earns a 5% annual return. The operating expenses remain the same each year. If you hold your accumulation units until the end of the years shown, your costs would be:

Fund                                            1 year          3 years          5 years          10 years
AXP VP - Capital Resource Fund                    $ 87             $271             $472            $1,053
AXP VP - Cash Management Fund                       72              224              390               874
AXP VP - Diversified Bond Fund                      83              259              450             1,006
AXP VP - Diversified Equity Income Fund             78              243              423               946
AXP VP - International Fund                        108              337              586             1,299
AXP VP - Managed Fund                               82              256              445               994
AXP VP - Short Duration U.S. Government Fund        84              262              456             1,018

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

This example does not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would increase expenses for all periods shown.

Buying and Selling Shares

VALUING FUND SHARES

The net asset value (NAV) is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 4 p.m. Eastern time, on each day the New York Stock Exchange
(NYSE) is open.

AXP Variable Portfolio - Cash Management Fund's securities are valued at amortized cost. In valuing assets of all other Funds, the Fund's assets are valued primarily on the basis of market quotations. Foreign investments are valued in U.S. dollars. AEFC will price a security at fair value in accordance with procedures adopted by the Fund's Board of Directors if a reliable market quotation is not readily available. AEFC also may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is different from the quoted or published price.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.38

PURCHASING SHARES

You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy and allocating your purchase payments to the subaccount that invests in the Fund. Your purchase price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.

For further information concerning minimum and maximum payments and submission and acceptance of your application, see your annuity contract or life insurance policy prospectus.

TRANSFERRING/SELLING SHARES

There is no sales charge for the sale of Fund shares, but there may be charges associated with the surrender or withdrawal of your annuity contract or life insurance policy. Any charges that apply to the subaccount and your contract are described in your annuity contract or life insurance policy prospectus.

You may transfer all or part of your value in a subaccount investing in shares of the Fund to one or more of the other subaccounts investing in shares of other funds with different investment objectives.

You may provide instructions to sell any shares you have allocated to the subaccounts. AEFC or an authorized agent will mail your payment within seven days after accepting your surrender or withdrawal request. The amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.

Please refer to your annuity contract or life insurance policy prospectus for more information about transfers among subaccounts as well as surrenders and withdrawals.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.39

Distributions and Taxes

The Fund distributes to shareholders (subaccounts) dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to the shareholders (subaccounts) as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is either long-term or short-term depending on the length of time the Fund held the security. Realized capital gains or losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENT

Since the distributions are automatically reinvested in additional Fund shares, the total value of your holdings will not change. The reinvestment price is the next calculated NAV after the distribution is paid.

TAXES

The Fund intends to comply with the regulations relating to the diversification requirements under section 817(h) of the Internal Revenue Code.

Important: This information is a brief and selective summary of some of the tax rules that apply to the Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Federal income taxation of subaccounts, life insurance companies and annuity contracts or life insurance policies is discussed in your annuity contract or life insurance policy prospectus.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.40

Other Information

The Fund operates under an order from the Securities and Exchange Commission to permit AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Before AXP VP - Cash Management Fund, AXP VP - Diversified Bond Fund and AXP VP
- Short Duration U.S. Government may rely on the order, a majority of the fund's outstanding voting securities will need to approve operating the funds in this manner. If shareholder approval is received, the funds may add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. There is no assurance shareholder approval will be received, and no changes will be made without shareholder approval until that time.

INVESTMENT MANAGER

AEFC, the Fund's investment manager, located at 200 AXP Financial Center, Minneapolis, MN 55474, is the wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285.

The AEFC family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services. AEFC has been a provider of financial services since 1894 and as of the end of the most recent fiscal year owned and managed more than $209 billion in assets.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.41

Financial Highlights

The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The returns do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown. This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report which, if not included with this prospectus, is available upon request.

AXP VP - Capital Resource Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                             $16.48       $20.87      $ 37.21       $34.62       $26.80
Income from investment operations:
Net investment income (loss)                                        .10          .10          .05          .01          .06
Net gains (losses) (both realized and unrealized)                  1.56        (2.83)      (12.96)        6.20        10.28
Total from investment operations                                   1.66        (2.73)      (12.91)        6.21        10.34
Less distributions:
Dividends from net investment income                               (.10)        (.09)        (.04)        (.01)        (.06)
Distributions from realized gains                                    --        (1.57)       (3.39)       (3.61)       (2.46)
Total distributions                                                (.10)       (1.66)       (3.43)       (3.62)       (2.52)
Net asset value, end of period                                   $18.04       $16.48      $ 20.87       $37.21       $34.62

Ratios/supplemental data
Net assets, end of period (in millions)                          $1,982       $2,227       $3,270       $5,920       $5,621
Ratio of expenses to average daily net assets(b)                   .85%         .80%         .78%         .77%         .66%
Ratio of net investment income (loss)
  to average daily net assets                                      .62%         .52%         .13%        (.02%)        .17%
Portfolio turnover rate (excluding short-term securities)          115%         146%          62%          52%          56%
Total return(c)                                                  10.16%      (14.08%)     (36.48%)      19.26%       40.12%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.42

AXP VP - Cash Management Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $1.00        $1.00        $1.00        $1.00        $1.00
Income from investment operations:
Net investment income (loss)                                        .01          .02          .05          .05          .05
Less distributions:
Dividends from net investment income                               (.01)        (.02)        (.05)        (.05)        (.05)
Net asset value, end of period                                    $1.00        $1.00        $1.00        $1.00        $1.00

Ratios/supplemental data
Net assets, end of period (in millions)                            $868       $1,123       $1,063         $783         $690
Ratio of expenses to average daily net assets(b)                   .70%         .69%         .68%         .68%         .56%
Ratio of net investment income (loss)
  to average daily net assets                                      .72%        1.61%        4.76%        5.38%        4.60%
Total return(c)                                                    .72%        1.59%        4.94%        5.52%        4.72%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.43

AXP VP - Diversified Bond Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                             $10.38       $10.61       $10.29       $10.56       $11.08
Income from investment operations:
Net investment income (loss)                                        .44          .56          .70          .75          .79
Net gains (losses) (both realized and unrealized)                   .02         (.23)         .30         (.27)        (.52)
Total from investment operations                                    .46          .33         1.00          .48          .27
Less distributions:
Dividends from net investment income                               (.44)        (.56)        (.68)        (.75)        (.77)
Distributions from realized gains                                    --           --           --           --         (.02)
Total distributions                                                (.44)        (.56)        (.68)        (.75)        (.79)
Net asset value, end of period                                   $10.40       $10.38       $10.61       $10.29       $10.56

Ratios/supplemental data
Net assets, end of period (in millions)                          $1,765       $1,814       $1,626       $1,468       $1,750
Ratio of expenses to average daily net assets(b)                   .81%         .80%         .80%         .79%         .68%
Ratio of net investment income (loss)
  to average daily net assets                                     4.23%        5.41%        6.72%        7.30%        7.22%
Portfolio turnover rate (excluding short-term securities)          251%         167%         122%          70%          68%
Total return(c)                                                   4.50%        3.20%       10.07%        4.69%        2.40%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.44

AXP VP - Diversified Equity Income Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                       2003         2002         2001         2000(b)
Net asset value, beginning of period                              $8.41       $10.20       $10.05       $ 9.76
Income from investment operations:
Net investment income (loss)                                        .17          .13          .11          .10
Net gains (losses) (both realized and unrealized)                  1.24        (1.75)         .15          .30
Total from investment operations                                   1.41        (1.62)         .26          .40
Less distributions:
Dividends from net investment income                               (.17)        (.13)        (.11)        (.11)
Distributions from realized gains                                    --         (.04)          --           --
Total distributions                                                (.17)        (.17)        (.11)        (.11)
Net asset value, end of period                                    $9.65       $ 8.41       $10.20       $10.05

Ratios/supplemental data
Net assets, end of period (in millions)                            $370         $267         $106          $23
Ratio of expenses to average daily net assets(c)                   .76%         .87%         .91%(d)      .95%(d),(f)
Ratio of net investment income (loss)
  to average daily net assets                                     2.13%        1.59%        1.49%        1.42%(f)
Portfolio turnover rate (excluding short-term securities)           39%          35%          68%          53%
Total return(e)                                                  17.00%      (16.16%)       2.56%        4.21%(g)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 15, 1999 (date the Fund became available) to Aug. 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.17% and 1.49% for the periods ended Aug. 31, 2001 and 2000, respectively.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

(g)  Not annualized.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.45

AXP VP - International Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $7.00       $ 8.39       $16.98       $17.26       $14.25
Income from investment operations:
Net investment income (loss)                                        .08          .07          .03          .06          .12
Net gains (losses) (both realized and unrealized)                   .16        (1.35)       (5.57)        2.50         3.04
Total from investment operations                                    .24        (1.28)       (5.54)        2.56         3.16
Less distributions:
Dividends from net investment income                               (.05)        (.07)        (.03)        (.01)        (.07)
Distributions from realized gains                                    --         (.01)       (2.97)       (2.83)        (.08)
Excess distributions from net investment income                      --         (.03)        (.05)          --           --
Total distributions                                                (.05)        (.11)       (3.05)       (2.84)        (.15)
Net asset value, end of period                                    $7.19       $ 7.00       $ 8.39       $16.98       $17.26

Ratios/supplemental data
Net assets, end of period (in millions)                            $738         $873       $1,310       $2,389       $2,221
Ratio of expenses to average daily net assets(b)                  1.06%        1.07%        1.04%        1.02%         .94%
Ratio of net investment income (loss)
  to average daily net assets                                     1.19%         .83%         .31%         .27%         .70%
Portfolio turnover rate (excluding short-term securities)          102%         140%         278%         118%         102%
Total return(c)                                                   3.48%      (15.38%)     (36.90%)      14.74%       22.18%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.46

AXP VP - Managed Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                             $12.32       $15.30       $20.81       $18.84       $17.25
Income from investment operations:
Net investment income (loss)                                        .31          .33          .44          .47          .50
Net gains (losses) (both realized and unrealized)                   .82        (1.88)       (4.32)        2.85         3.29
Total from investment operations                                   1.13        (1.55)       (3.88)        3.32         3.79
Less distributions:
Dividends from net investment income                               (.31)        (.34)        (.39)        (.48)        (.49)
Distributions from realized gains                                  (.14)       (1.09)       (1.24)        (.87)       (1.71)
Total distributions                                                (.45)       (1.43)       (1.63)       (1.35)       (2.20)
Net asset value, end of period                                   $13.00       $12.32       $15.30       $20.81       $18.84

Ratios/supplemental data
Net assets, end of period (in millions)                          $2,416       $2,709       $3,759       $5,223       $5,046
Ratio of expenses to average daily net assets(b)                   .80%         .77%         .76%         .75%         .63%
Ratio of net investment income (loss)
  to average daily net assets                                     2.48%        2.31%        2.46%        2.37%        2.62%
Portfolio turnover rate (excluding short-term securities)          119%         103%          63%          49%          44%
Total return(c)                                                   9.40%      (10.91%)     (19.37%)      18.42%       22.98%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.47

AXP VP - Short Duration U.S. Government Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                       2003         2002         2001        2000(b)
Net asset value, beginning of period                             $10.55       $10.34       $ 9.95       $10.02
Income from investment operations:
Net investment income (loss)                                        .27          .34          .52          .51
Net gains (losses) (both realized and unrealized)                  (.05)         .23          .39         (.06)
Total from investment operations                                    .22          .57          .91          .45
Less distributions:
Dividends from net investment income                               (.27)        (.34)        (.52)        (.52)
Distributions from realized gains                                  (.04)        (.02)          --           --
Total distributions                                                (.31)        (.36)        (.52)        (.52)
Net asset value, end of period                                   $10.46       $10.55       $10.34       $ 9.95

Ratios/supplemental data
Net assets, end of period (in millions)                            $479         $276         $106          $37
Ratio of expenses to average daily net assets(c)                   .82%         .83%         .84%(d)      .87%(d),(f)
Ratio of net investment income (loss)
  to average daily net assets                                     2.47%        3.24%        4.94%        5.49%(f)
Portfolio turnover rate (excluding short-term securities)          179%         292%          95%          67%
Total return(e)                                                   2.06%        5.42%        9.29%        4.64%(g)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 15, 1999 (date the Fund became available) to Aug. 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 0.87% and 0.89% for the periods ended Aug. 31, 2001 and 2000, respectively.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

(g)  Not annualized.

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.48

Additional information about the Fund and its investments is available in the Fund's SAI, annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during the last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, or to make inquiries about the Fund, contact American Express Variable Portfolio Funds.

American Express Variable Portfolio Funds
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919 TTY: (800) 846-4852

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #s:

AXP Variable Portfolio - Capital Resource Fund                  811-3218
AXP Variable Portfolio - Cash Management Fund                   811-3190
AXP Variable Portfolio - Diversified Bond Fund                  811-3219
AXP Variable Portfolio - Diversified Equity Income Fund         811-4252
AXP Variable Portfolio - International Fund                     811-3218
AXP Variable Portfolio - Managed Fund                           811-4252
AXP Variable Portfolio - Short Duration U.S. Government Fund    811-3219

American Express Variable Portfolio Funds
70100 AXP Financial Center
Minneapolis, MN 55474

                                                             S-6466-99 W (10/03)

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.49

Supplement Dated Nov. 19, 2003* to the Prospectus Dated Oct. 30, 2003 of American Express(R) Variable Portfolio Funds S-6466-99 W
         AXP(R) Variable Portfolio - Blue Chip Advantage Fund
         AXP(R) Variable Portfolio - Stock Fund
         AXP(R) Variable Portfolio - Capital Resource Fund
         AXP(R) Variable Portfolio - Partners Small Cap Value Fund

The Fund's Directors have approved in principle the merger of AXP(R) Variable Portfolio - Blue Chip Advantage Fund and AXP(R) Variable Portfolio - Stock Fund into AXP(R) Variable Portfolio - Capital Resource Fund, a Fund that seeks to provide shareholders with capital appreciation by investing primarily in U.S. common stocks of companies with market capitalization of at least $5 billion and other securities convertible into common stock. Unlike AXP(R) Variable Portfolio
- Blue Chip Advantage Fund, AXP(R) Variable Portfolio - Capital Resource Fund does not limit its investments to those defined as "blue chip."

Effective Jan. 1, 2004, the portfolio manager for AXP(R) Variable Portfolio - Blue Chip Advantage Fund will be Doug Chase, who is also the portfolio manager for AXP(R) Variable Portfolio - Capital Resource Fund. The Fund will be managed in a style substantially similar to that of AXP(R) Variable Portfolio - Capital Resource Fund.

Effective on or after May 1, 2004, AXP(R) Variable Portfolio - Capital Resource Fund will change its name to AXP(R) Variable Portfolio - Large Cap Equity Fund.

For more information about AXP(R) Variable Portfolio - Capital Resource Fund, please call (800) 862-7919 for a prospectus. Completion of the merger is subject to a number of conditions, including final approval by the Fund's Directors and approval by shareholders of the Fund at a shareholder meeting expected to be held within approximately the next six months. It is anticipated that AXP(R) Variable Portfolio - Blue Chip Advantage Fund and AXP(R) Variable Portfolio - Stock Fund will be closed to new investors during the second quarter of 2004.

Effective Dec. 1, 2003, the total fees and expenses for AXP(R) Variable Portfolio - Partners Small Cap Value Fund will be capped at 1.39%.

S-6466-37 A (11/03)

* Valid until Oct. 29, 2004

--------------------------------------------------------------------------------
IDS LIFE SERIES FUND, INC. -- PROXY STATEMENT D.50

--------------------------------------------------------------------------------
(logo)
AMERICAN
 EXPRESS
--------------------------------------------------------------------------------


                                                                 S-6306 A (4/04)

IDS Life Series Fund, Inc.
     Equity Portfolio
     Equity Income Portfolio
     Government Securities Portfolio
     Income Portfolio
     International Equity Portfolio
     Managed Portfolio
     Money Market Portfolio

                                                                 Proxy Statement
                                                                  April 10, 2004

Here's a brief overview of changes being recommended for your IDS Life Series Fund. We encourage you to read the full text of the enclosed proxy statement.

Q: Why am I being asked to vote?

Funds are required to get contract holders' votes for certain kinds of changes, like the ones included in this proxy statement. You have a right to vote on this change either by mailing your proxy card, calling a toll-free number or responding by internet.

Q: Is my vote important?

Absolutely! While the Board has reviewed the change and recommends you approve it, you have the right to voice your opinion. Until the Fund is sure that enough shares will vote by the time of the meeting, it will continue to contact contract holders asking them to vote. So please, vote immediately.

Q: What is being voted on?

Contract holders are being asked to vote on the mergers ("Reorganizations") of the funds on the left in the list below ("Selling Funds") with those on the right ("Buying Funds").


Selling Fund                            Buying Fund

 Life Series Equity                     Variable Portfolio - Capital Resource

 Life Series Equity Income              Variable Portfolio - Diversified Equity Income

 Life Series Government Securities      Variable Portfolio - Short Duration U.S. Government

 Life Series Income                     Variable Portfolio - Diversified Bond

 Life Series International Equity       Variable Portfolio - International

 Life Series Managed                    Variable Portfolio - Managed

 Life Series Money Market               Variable Portfolio - Cash Management


Q: How does the Board recommend that I vote?

After careful consideration, the Board recommends that you vote FOR the proposals. An explanation for the Board's recommendation is contained in the proxy statement.

Q: How do I vote?

You can vote in one of four ways:

     1. By mail with the enclosed card

     2. By telephone

     3. By Web site

     4. In person at the meeting

Please refer to the enclosed voting instruction card for the telephone number and internet address. We encourage you to vote by telephone or internet in order to reduce mailing and handling expenses. If you own more than one Fund, it is important that you vote for each Fund.

Q: Do I, as a contract holder, have to do anything to re-allocate assets invested in the Selling Fund?

If you have a assets allocated to a subaccount that invests in one of the "Selling Funds," those assets will automatically be re-allocated to the subaccount that invests in the "Buying Fund." If you choose, you can re-allocate your contract value to invest in other options, per the investment provisions as stated in your contract. This must, however, be done before the merger.

Assuming the proposal receives sufficient votes to pass, the proposal will be implemented soon after the shareholder meeting on June 9, 2004.

Q: Whom should I call if I have questions?

If you have questions about any of the issues described in the proxy statement or about voting procedures, please call your financial advisor or call client services toll free at (866) 270-3133.

IDS LIFE SERIES FUNDS                                                      PROXY

                           IDS Life Series Fund, Inc.
                           Principal Executive Office
               70100 AXP Financial Center, Minneapolis, MN 55474
              NOTICE OF SPECIAL MEETING TO BE HELD ON JUNE 9, 2004

Your fund(s) will hold a special meeting at 10:00 a.m. on June 9, 2004, at 707 2nd Avenue South, Minneapolis MN. This will be a joint meeting of the funds listed on the reverse side. You are entitled to vote at the meeting if you were a contract holder on April 10, 2004. Please read the proxy statement. The Board recommends that you vote FOR each proposal. Please vote immediately by mail, telephone or Internet, even if you plan to attend the meeting. Just follow the instructions on this voting instruction card.

The undersigned hereby appoints Timothy V. Bechtold, C. Nikol Davies and Mary Ellyn Minenko or any one of them, as proxies, with full power of substitution, to represent and to vote all of the shares allocated to the contract of the undersigned at the special meeting to be held on June 9, 2004, and any adjournment thereof.

                          VOTE VIA THE INTERNET: americanexpress.com/proxyvoting
                          VOTE VIA THE TELEPHONE:   1-866-241-6192
                          VOTE BY MAIL
                          999 9999 9999 999


                          Note: Please sign this proxy exactly as your name or names appears on this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


                          ______________________________________________________
                          Signature

                          ______________________________________________________
                          Signature of joint owner, if any

                          ______________________________________________________
                          Date                                         13976_LSF

ACCOUNT           FUND                                       ACCOUNT            FUND
12345678901234    Equity Portfolio            2652.8576      95175365478932     Equity Inc Portfolio           1026.8572
87592478950301    Govt Sec Portfolio         57858.6497      48621793501547     Income Portfolio               3365.9812
93293293293292    Int'l Equity Portfolio      7832.8769      36783678367836     Managed Portfolio              9875.6875
58745965412356    Money Mkt Port            875936.2547


Please vote by filling in the appropriate box below. If you do not mark one or more proposals, your Proxy will be voted FOR each such proposal.
PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

[ ] To vote FOR all Funds on all Proposals mark this box. (No other vote is necessary.)


1. To approve an Agreement and Plan of Reorganization with respect to the reorganization of an IDS Life Series Fund into an American Express VP Fund.

                        FOR AGAINST ABSTAIN                             FOR AGAINST ABSTAIN                      FOR AGAINST ABSTAIN
01 Equity Portfolio     [ ]   [ ]     [ ]    02 Equity Inc Portfolio    [ ]   [ ]     [ ]   03 Govt Sec Portfolio [ ]   [ ]     [ ]
04 Income Portfolio     [ ]   [ ]     [ ]    05 Int'l Equity Portfolio  [ ]   [ ]     [ ]   06 Managed Portfolio  [ ]   [ ]     [ ]
07 Money Mkt Portfolio  [ ]   [ ]     [ ]

                       Statement of Additional Information


                                 April 10, 2004


                         AXP(R) Variable Portfolio Funds

                         AXP VP - Capital Resource Fund

                            AXP VP - Cash Management

                         AXP VP - Diversified Bond Fund

                     AXP VP - Diversified Equity Income Fund

                           AXP VP - International Fund

                              AXP VP - Managed Fund

                  AXP VP - Short Duration U.S. Government Fund

This Statement of Additional Information ("SAI") consists of this cover page and incorporates by reference the following described documents each of which has been previously filed and accompanies this Statement of Additional Information:

1.   AXP Variable Portfolio Funds' most recent SAI, dated Oct. 30, 2003.

2. AXP Variable Portfolio Funds' most recent annual report, for the period ended Aug. 31, 2003.

3.   IDS Life Series Funds' most recent SAI, dated June 27, 2003.

4. IDS Life Series Funds' most recent annual report, for the period ended April 30, 2003.

5. IDS Life Series Funds' most recent semiannual report, for the period ended Oct. 31, 2003.


This SAI includes pro forma financial statements for AXP VP - Capital Resource and IDS Life Series - Equity Portfolio; AXP VP - International and IDS Life Series - International Equity Portfolio; and AXP VP - Managed and IDS Life Series - Managed Portfolio. In accordance with Securities and Exchange Commission requirements, pro forma financial statements for the other Reorganizations have been omitted since, in each case, the net asset value of the Selling Fund is less than 10% of the net asset value of the Buying Fund.

This SAI is not a prospectus. It should be read in conjunction with the proxy statement/prospectus, dated the same date as this SAI, which may be obtained by calling (866) 270-3133 or writing American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474.

AXP VP - Capital Resource Fund

IDS Life Series Fund, Inc. - Equity Portfolio

Introduction to Proposed Fund Merger

Aug. 31, 2003

The accompanying unaudited pro forma combining statement of assets and liabilities and the statement of operations reflect the accounts of the two funds at and for the 12-month period ending Aug. 31, 2003. These statements have been derived from financial statements prepared for AXP VP - Capital Resource Fund and IDS Life Series Fund, Inc. - Equity Portfolio as of Aug. 31, 2003. AXP VP - Capital Resource Fund and IDS Life Series Fund, Inc. - Equity Portfolio invest primarily in U.S. common stocks.

Under the proposed Agreement and Plan of Reorganization, shares of the IDS Life Series Fund, Inc. - Equity Portfolio would be exchanged for shares of the AXP VP
- Capital Resource Fund.

The pro forma combining statements have been prepared based upon the various fee structures of the funds in existence as of Aug. 31, 2003.

--------------------------------------------------------------------------------
2   --   AXP VARIABLE PORTFOLIO FUNDS

AXP VP - Capital Resource Fund

IDS Life Series, Inc. - Equity Portfolio

Pro forma combining
Statement of assets and liabilities

                                                                                                                       AXP VP -
                                                                                                                        Capital
                                                      AXP VP -         IDS Life                                      Resource Fund
                                                       Capital      Series, Inc. -         Pro forma                  Pro forma
Aug. 31, 2003 (Unaudited)                           Resource Fund  Equity Portfolio       Adjustments                  Combined
Assets
Investments in securities, at cost                $1,879,780,195    $  565,368,119         $      --                $ 2,445,148,314
                                                  --------------    --------------         ---------                ---------------
Investments in securities, at value (Note 2)      $1,986,352,055    $  614,367,439         $      --                $ 2,600,719,494
Cash in bank on demand deposit                            65,464           118,326                --                        183,790
Receivable for investment securities sold             14,853,613         2,250,971                --                     17,104,584
Dividends and accrued interest receivable              2,873,500           310,812                --                      3,184,312
                                                  --------------    --------------         ---------                ---------------
Total assets                                       2,004,144,632       617,047,548                --                  2,621,192,180
                                                  --------------    --------------         ---------                ---------------
Liabilities
Dividends payable to shareholders                      2,650,999                --                --                      2,650,999
Payable for investment securities purchased           18,582,508           471,767                --                     19,054,275
Accrued investment management services fee
  (Note 3)                                               976,402           328,151          (501,268)(a)                    803,285
Accrued distribution fee (Note 3)                        196,034                --           700,049(b)                     896,083
Accrued administrative services fee (Note 3)              74,545                --           227,515(c)                     302,060
Other accrued expenses (Note 3)                          159,892            41,796           (64,674)(d),(e),(f)            137,014
                                                  --------------    --------------         ---------                ---------------
Total liabilities                                     22,640,380           841,714           361,622                     23,843,716
                                                  --------------    --------------         ---------                ---------------
Net assets applicable to outstanding capital
  stock                                           $1,981,504,252    $  616,205,834         $(361,622)               $ 2,597,348,464
                                                  ==============    ==============         =========                ===============
Represented by
Capital stock -- $.01 par value (Note 4)          $    1,098,315    $      450,160         $(108,583)               $     1,439,892
Additional paid-in capital (Note 4)                2,456,299,464     1,225,090,745           108,583                  3,681,498,792
Undistributed net investment income (Note 3)              14,169           135,555          (361,622)                      (211,898)
Accumulated net realized gain (loss)                (582,479,556)     (658,469,946)               --                 (1,240,949,502)
Unrealized appreciation (depreciation) on
  investments                                        106,571,860        48,999,320                --                    155,571,180
Total -- representing net assets applicable
  to outstanding capital stock                    $1,981,504,252    $  616,205,834         $(361,622)               $ 2,597,348,464
                                                  ==============    ==============         =========                ===============
Shares outstanding (Note 4)                          109,831,455        45,016,042                --                    143,989,206
                                                  --------------    --------------         ---------                ---------------
Net asset value per share of outstanding
  capital stock                                   $        18.04    $        13.69         $      --                $         18.04
                                                  --------------    --------------         ---------                ---------------


See accompanying notes to pro forma financial statements.

--------------------------------------------------------------------------------
3   --   AXP VARIABLE PORTFOLIO FUNDS

AXP VP - Capital Resource Fund

IDS Life Series, Inc. - Equity Portfolio

Pro forma combining
Statement of operations


                                                                                                                  AXP VP -
                                                                                                                   Capital
                                                               AXP VP -         IDS Life                        Resource Fund
                                                                Capital      Series, Inc. -     Pro forma        Pro forma
Year ended Aug. 31, 2003 (Unaudited)                         Resource Fund  Equity Portfolio   Adjustments       Combined
Investment income
Income:
Dividends                                                   $  27,037,159   $  2,643,039       $      --     $  29,680,198
Interest                                                        1,734,801        542,165              --         2,276,966
Fee income from securities lending                                  6,837             --              --             6,837
   Less foreign taxes withheld                                    (30,097)        (2,270)             --           (32,367)
                                                            -------------   ------------       ---------     -------------
Total income                                                   28,748,700      3,182,934              --        31,931,634
                                                            -------------   ------------       ---------     -------------
Expenses:
Investment management services fee (Note 3)                    12,597,101      3,872,004        (501,268)(a)    15,967,837
Distribution fee (Note 3)                                       2,446,359             --         700,049(b)      3,146,408
Administrative services fees and expenses (Note 3)                968,533             --         227,515(c)      1,196,048
Custodian fees (Note 3)                                           103,700         73,849         (37,549)(d)       140,000
Compensation of board members (Note 3)                             18,950         11,125         (11,125)(e)        18,950
Printing and postage                                              389,871         94,122              --           483,993
Audit fees (Note 3)                                                24,000         16,000         (16,000)(f)        24,000
Other                                                               9,849          3,261              --            13,110
                                                            -------------   ------------       ---------     -------------
Total expenses                                                 16,558,363      4,070,361         361,622        20,990,346
   Earnings credits on cash balances                                 (716)          (349)             --            (1,065)
                                                            -------------   ------------       ---------     -------------
Total net expenses                                             16,557,647      4,070,012         361,622        20,989,281
                                                            -------------   ------------       ---------     -------------
Investment income (loss) -- net                                12,191,053       (887,078)       (361,622)       10,942,353
                                                            -------------   ------------       ---------     -------------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                     (188,314,276)   (62,647,292)             --      (250,961,568)
   Options contracts written                                           --        834,890              --           834,890
                                                            -------------   ------------       ---------     -------------
Net realized gain (loss) on investments                      (188,314,276)   (61,812,402)             --      (250,126,678)
Net change in unrealized appreciation
  (depreciation) on investments                               346,211,686    153,130,312              --       499,341,998
                                                            -------------   ------------       ---------     -------------
Net gain (loss) on investments and foreign currencies         157,897,410     91,317,910              --       249,215,320
                                                            -------------   ------------       ---------     -------------
Net increase (decrease) in net assets resulting
  from operations                                           $ 170,088,463   $ 90,430,832       $(361,622)    $ 260,157,673
                                                            =============   ============       =========     =============


See accompanying notes to pro forma financial statements.

--------------------------------------------------------------------------------
4   --   AXP VARIABLE PORTFOLIO FUNDS

AXP VP - Capital Resource Fund

IDS Life Series Fund, Inc. - Equity Portfolio

Notes to Pro Forma Financial Statements

(Unaudited as to Aug. 31, 2003)

1. BASIS OF COMBINATION

The unaudited pro forma combining statement of assets and liabilities and the statement of operations reflect the accounts of the two funds at and for the 12-month period ending Aug. 31, 2003. These statements have been derived from financial statements prepared for the AXP VP - Capital Resource Fund and IDS Life Series Fund, Inc. - Equity Portfolio as of Aug. 31, 2003.

Each Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The primary investments of each Fund are as follows:


AXP VP - Capital Resource Fund and IDS Life Series Fund, Inc. - Equity Portfolio invest primarily in U.S. common stocks.

As of June 9, 2004 all of the securities held by IDS Life Series Fund, Inc. - Equity Portfolio would comply with the compliance guidelines and/or investment restrictions of AXP VP - Capital Resource Fund.

The pro forma statements give effect to the proposed transfer of the assets and liabilities of IDS Life Series Fund, Inc. - Equity Portfolio in exchange for shares of AXP VP - Capital Resource Fund under accounting principles generally accepted in the United States of America. The pro forma statements reflect estimates for the combined AXP VP - Capital Resource Fund based on the increased asset level of the merger and associated economies of scale.


The pro forma combining statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

The pro forma statement of operations give effect to the proposed transaction on the historical operations of the accounting survivor, AXP VP - Capital Resource Fund, as if the transaction had occurred at the beginning of the year presented.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. American Express Financial Corporation (AEFC) may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Fund and board if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on the current interest rates; those maturing in 60 days or less are valued at amortized cost.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the subaccounts. No provision for income or excise taxes is thus required. The Fund is treated as a separate entity for federal income tax purposes.

3. PRO FORMA ADJUSTMENTS

(a)  To reflect the decrease in management fee due to the Reorganization.

(b)  To reflect the increase in distribution fee due to the Reorganization.

(c) To reflect the increase in administrative service fees and expenses due to the Reorganization.

(d)  To reflect the reduction in custodian fees due to the Reorganization.

(e) To adjust for the change in the compensation of board members due to the Reorganization.

(f)  To reflect the reduction in audit fees due to the Reorganization.

4. CAPITAL SHARES


The pro forma net asset value per share assumes the issuance of additional shares of AXP VP - Capital Resource Fund if the reorganization were to have taken place on Aug. 31, 2003. The pro forma number of shares outstanding of 143,989,206 consists of 34,157,751 shares assumed to be issued to shareholders of the IDS Life Series Fund, Inc. - Equity Portfolio, plus 109,831,455 shares of the AXP VP - Capital Resource Fund outstanding as of Aug. 31, 2003.

--------------------------------------------------------------------------------
5   --   AXP VARIABLE PORTFOLIO FUNDS

Combined Investments in Securities

AXP VP - Capital Resource Fund

Aug. 31, 2003 (Unaudited)

(Percentages represent value of investments compared to net assets)


Common stocks (92.4%)
                                 Shares            Shares           Shares         Value(a)           Value(a)         Value(a)
                                AXP VP -      IDS Life Series   AXP VP - Capital    AXP VP -      IDS Life Series  AXP VP - Capital
                                 Capital        Fund, Inc. -     Resource Fund      Capital         Fund, Inc. -    Resource Fund
                                Resource           Equity          Pro Forma       Resource            Equity          Pro Forma
Issuer                            Fund            Portfolio         Combined         Fund             Portfolio        Combined


Aerospace & defense (2.6%)
Boeing                           240,000                --          240,000        $8,973,600              $--        $8,973,600
Lockheed Martin                  404,500                --          404,500        20,722,535               --        20,722,535
Northrop Grumman                 114,900                --          114,900        10,970,652               --        10,970,652
Rockwell Automation              152,500                --          152,500         4,151,050               --         4,151,050
United Technologies              290,000                --          290,000        23,272,500               --        23,272,500
Total                                                                              68,090,337               --        68,090,337

Automotive & related (0.4%)
Snap-On                               --           319,000          319,000                --        9,410,500         9,410,500

Banks and savings & loans (0.9%)
FleetBoston Financial            231,800                --          231,800         6,858,962               --         6,858,962
TCF Financial                         --           116,600          116,600                --        5,362,434         5,362,434
Texas Capital Bancshares              --           178,000          178,000(b)             --        2,118,200         2,118,200
U.S. Bancorp                     429,300                --          429,300        10,260,270               --        10,260,270
Total                                                                              17,119,232        7,480,634        24,599,866

Beverages & tobacco (4.4%)
Altria Group                   1,336,000                --        1,336,000        55,069,920               --        55,069,920
Anheuser-Busch                   194,200                --          194,200        10,009,068               --        10,009,068
PepsiCo                        1,095,000                --        1,095,000        48,771,300               --        48,771,300
Total                                                                             113,850,288               --       113,850,288

Broker dealers (1.7%)
J.P. Morgan Chase                277,700           106,400          384,100         9,502,894        3,641,008        13,143,902
Legg Mason                            --            95,600           95,600                --        6,866,948         6,866,948
Merrill Lynch                    139,200            68,500          207,700         7,486,176        3,683,930        11,170,106
Morgan Stanley                   258,200                --          258,200        12,597,578               --        12,597,578
Total                                                                              29,586,648       14,191,886        43,778,534

Building material & construction (0.6%)
American Standard                202,100                --          202,100(b)     16,206,399               --        16,206,399

Cable (0.9%)
Comcast Special Cl A             278,400                --          278,400(b)      7,895,424               --         7,895,424
EchoStar Communications Cl A     447,100                --          447,100(b)     16,497,990               --        16,497,990
Total                                                                              24,393,414               --        24,393,414

Chemicals (1.9%)
Dow Chemical                     708,000                --          708,000        24,447,240               --        24,447,240
Fuller (HB)                           --           174,900          174,900                --        4,633,101         4,633,101
Lyondell Chemical                805,000                --          805,000        11,511,500               --        11,511,500
Rohm & Haas                           --           256,200          256,200                --        9,307,746         9,307,746
Total                                                                              35,958,740       13,940,847        49,899,587

Computer hardware (2.2%)
Cisco Systems                    621,500                --          621,500(b)     11,900,768               --        11,900,768
Dell                             943,700                --          943,700(b)     30,792,931               --        30,792,931
Sun Microsystems               3,427,800                --        3,427,800(b)     13,231,308               --        13,231,308
Total                                                                              55,925,007               --        55,925,007

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
6 -- AXP VARIABLE PORTFOLIO FUNDS

AXP VP - Capital Resource Fund (unaudited)


Common stocks (continued)


                                 Shares            Shares           Shares         Value(a)           Value(a)         Value(a)
                                AXP VP -      IDS Life Series   AXP VP - Capital   AXP VP -      IDS Life Series   AXP VP - Capital
                                 Capital        Fund, Inc. -     Resource Fund      Capital         Fund, Inc. -    Resource Fund
                                Resource           Equity          Pro Forma       Resource            Equity          Pro Forma
Issuer                            Fund            Portfolio         Combined         Fund             Portfolio        Combined


Computer software & services (7.3%)
Affiliated Computer
   Services Cl A                 324,300                --          324,300(b)    $16,088,523              $--       $16,088,523
Dendrite Intl                         --           393,100          393,100(b)             --        5,719,605         5,719,605
First Data                       714,900                --          714,900        27,452,160               --        27,452,160
Fiserv                                --           158,100          158,100(b)             --        6,142,185         6,142,185
Juniper Networks                      --           502,100          502,100(b)             --        8,646,162         8,646,162
McDATA Cl A                           --           518,500          518,500(b)             --        5,262,775         5,262,775
Microsoft                      3,109,500                --        3,109,500        82,463,940               --        82,463,940
NETGEAR                               --           167,450          167,450(b)             --        3,297,091         3,297,091
SEI Investments                       --           197,800          197,800                --        6,903,220         6,903,220
SunGard Data Systems                  --           111,600          111,600(b)             --        3,147,120         3,147,120
VeriSign                              --           499,000          499,000(b)             --        7,470,030         7,470,030
VERITAS Software                      --           458,300          458,300(b)             --       15,802,184        15,802,184
Total                                                                             126,004,623       62,390,372       188,394,995

Electronics (4.9%)
Altera                                --           509,700          509,700(b)             --       11,437,668        11,437,668
Analog Devices                   170,000           160,300          330,300(b)      6,970,000        6,572,300        13,542,300
Applied Materials                530,000                --          530,000(b)     11,448,000               --        11,448,000
Brooks Automation                     --           319,500          319,500(b)             --        7,811,775         7,811,775
Integrated Circuit Systems            --           235,300          235,300(b)             --        8,122,556         8,122,556
Intel                            852,000                --          852,000        24,384,240               --        24,384,240
KEMET                                 --           639,500          639,500(b)             --        7,840,270         7,840,270
KLA-Tencor                            --           215,900          215,900(b)             --       12,815,824        12,815,824
Lam Research                          --           272,100          272,100(b)             --        6,998,412         6,998,412
Micron Technology                     --           600,900          600,900(b)             --        8,628,924         8,628,924
Taiwan Semiconductor Mfg ADR     753,900                --          753,900(b,c)    8,880,942               --         8,880,942
Xilinx                                --           207,100          207,100(b)             --        6,386,964         6,386,964
Total                                                                              51,683,182       76,614,693       128,297,875

Energy (4.9%)
ChevronTexaco                    236,000                --          236,000        17,197,320               --        17,197,320
ConocoPhilips                  1,080,000                --        1,080,000        60,307,200               --        60,307,200
Exxon Mobil                    1,313,000                --        1,313,000        49,500,100               --        49,500,100
Total                                                                             127,004,620               --       127,004,620

Energy equipment & services (2.2%)
ENSCO Intl                            --           274,700          274,700                --        7,677,865         7,677,865
Nabors Inds                           --           193,600          193,600(b,c)           --        7,773,040         7,773,040
Transocean                     1,276,900                --        1,276,900(b)     26,968,128               --        26,968,128
Weatherford Intl                 258,200           125,700          383,900(b)      9,703,156        4,723,806        14,426,962
Total                                                                              36,671,284       20,174,711        56,845,995

Engineering & construction (0.1%)
Chicago Bridge & Iron                 --            54,000           54,000                --        1,442,880         1,442,880

Finance companies (3.0%)
Citigroup                      1,770,000                --        1,770,000        76,729,500               --        76,729,500

Financial services (4.0%)
Capital One Financial            429,200                --          429,200        22,919,280               --        22,919,280
Fannie Mae                       685,000                --          685,000        44,381,150               --        44,381,150
Goldman Sachs Group                   --            42,700           42,700                --        3,778,523         3,778,523
Janus Capital Group                   --           395,700          395,700                --        6,833,739         6,833,739
MBNA                             788,600                --          788,600        18,405,924               --        18,405,924
Moody's                               --           125,600          125,600                --        6,513,616         6,513,616
Total                                                                              85,706,354       17,125,878       102,832,232

Food (0.2%)
Hershey Foods                         --            81,900           81,900                --        5,724,810         5,724,810

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
7 -- AXP VARIABLE PORTFOLIO FUNDS

AXP VP - Capital Resource Fund (unaudited)


Common stocks (continued)


                                 Shares            Shares           Shares         Value(a)           Value(a)         Value(a)
                                AXP VP -      IDS Life Series   AXP VP - Capital    AXP VP -      IDS Life Series  AXP VP - Capital
                                 Capital        Fund, Inc. -     Resource Fund       Capital         Fund, Inc. -   Resource Fund
                                Resource           Equity          Pro Forma       Resource            Equity          Pro Forma
Issuer                            Fund            Portfolio         Combined         Fund             Portfolio        Combined


Furniture & appliances (0.5%)
Black & Decker                        --           156,900          156,900               $--       $6,712,182        $6,712,182
Stanley Works                         --           183,000          183,000                --        5,539,410         5,539,410
Total                                                                                      --       12,251,592        12,251,592

Health care products (11.8%)
Allergan                              --            78,900           78,900                --        6,269,394         6,269,394
Amgen                            300,000                --          300,000(b)     19,770,000               --        19,770,000
Andrx Group                           --           215,100          215,100(b)             --        3,871,800         3,871,800
Biomet                                --           298,700          298,700                --        8,880,351         8,880,351
DENTSPLY Intl                         --            68,100           68,100                --        2,979,375         2,979,375
Esperion Therapeutics                 --           281,500          281,500(b)             --        5,092,335         5,092,335
Gilead Sciences                       --           207,800          207,800(b)             --       13,860,260        13,860,260
IVAX                                  --            77,900           77,900(b)             --        1,542,420         1,542,420
Medtronic                        837,800                --          837,800        41,538,124                         41,538,124
Mylan Laboratories               281,000                --          281,000        10,228,400               --        10,228,400
Pfizer                         4,531,500                --        4,531,500       135,582,480               --       135,582,480
Wyeth                          1,313,000                --        1,313,000        56,262,050               --        56,262,050
Total                                                                             263,381,054       42,495,935       305,876,989

Health care services (7.4%)
AdvancePCS                            --           149,000          149,000(b)             --        5,986,820         5,986,820
AmerisourceBergen              1,204,200                --        1,204,200        70,096,482               --        70,096,482
Anthem                                --            97,000           97,000(b)             --        7,100,400         7,100,400
Apria Healthcare Group                --           394,100          394,100(b)             --       10,207,190        10,207,190
Cardinal Health                1,030,100                --        1,030,100        58,643,593               --        58,643,593
Cerner                                --           212,700          212,700(b)             --        7,510,437         7,510,437
Express Scripts Cl A                  --            69,300           69,300(b)             --        4,491,333         4,491,333
LifePoints Hospitals                  --           168,300          168,300(b)             --        4,848,723         4,848,723
McKesson                         489,800                --          489,800        16,036,052               --        16,036,052
Mid Atlantic Medical Services         --           120,000          120,000(b)             --        5,887,200         5,887,200
Select Medical                    46,200                --           46,200(b)      1,330,560               --         1,330,560
Total                                                                             146,106,687       46,032,103       192,138,790

Household products (2.8%)
Kimberly-Clark                   396,000                --          396,000        20,239,560               --        20,239,560
Procter & Gamble                 606,300                --          606,300        52,923,927               --        52,923,927
Total                                                                              73,163,487               --        73,163,487

Indexes (1.2%)
Nasdaq-100 Index Tracking             --           360,500          360,500(b)             --       12,022,675        12,022,675
S&P Mid-Cap 400 Depositary Receipts   --           204,000          204,000                --       19,408,560        19,408,560
Total                                                                                      --       31,431,235        31,431,235

Industrial transportation (0.9%)
Expeditors Intl of Washington    201,500                --          201,500         7,598,565               --         7,598,565
Swift Transportation                  --           334,100          334,100(b)             --        7,146,399         7,146,399
United Parcel Service Cl B       157,000                --          157,000         9,853,320               --         9,853,320
Total                                                                              17,451,885        7,146,399        24,598,284

Insurance (3.1%)
ACE                              124,050                --          124,050(c)      3,994,410               --         3,994,410
Allstate                         270,300                --          270,300         9,663,225               --         9,663,225
American Intl Group              369,600                --          369,600        22,017,072               --        22,017,072
Chubb                            471,900                --          471,900        32,060,886               --        32,060,886
Loew's - Carolina Group               --            68,900           68,900(b)             --        1,564,719         1,564,719
Montpelier Re Holdings           378,241                --          378,241(b,c)   10,437,182               --        10,437,182
Total                                                                              78,172,775        1,564,719        79,737,494

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
8 -- AXP VARIABLE PORTFOLIO FUNDS

AXP VP - Capital Resource Fund (unaudited)


Common stocks (continued)


                                 Shares            Shares           Shares         Value(a)           Value(a)         Value(a)
                                AXP VP -      IDS Life Series   AXP VP - Capital    AXP VP -      IDS Life Series  AXP VP - Capital
                                 Capital        Fund, Inc. -     Resource Fund       Capital         Fund, Inc. -   Resource Fund
                                Resource           Equity          Pro Forma       Resource            Equity          Pro Forma
Issuer                            Fund            Portfolio         Combined         Fund             Portfolio        Combined
Leisure time & entertainment (2.9%)
Harley-Davidson                       --           200,100          200,100               $--       $9,968,982        $9,968,982
Mattel                           963,100                --          963,100        18,607,092               --        18,607,092
Viacom Cl B                    1,049,700                --        1,049,700        47,236,500               --        47,236,500
Total                                                                              65,843,592        9,968,982        75,812,574


Machinery (2.8%)
Asyst Technologies                    --           258,400          258,400(b)             --        3,617,600         3,617,600
Caterpillar                      309,800                --          309,800        22,252,934               --        22,252,934
Donaldson                             --           222,100          222,100                --       12,193,290        12,193,290
Harsco                                --           109,200          109,200                --        4,257,708         4,257,708
Illinois Tool Works              160,000                --          160,000        11,566,400               --        11,566,400
SPX                              153,700                --          153,700(b)      7,585,095               --         7,585,095
Thermo Electron                       --           452,560          452,560(b)             --       10,313,842        10,313,842
Total                                                                              41,404,429       30,382,440        71,786,869

Media (5.2%)
Amazon.com                            --           166,400          166,400(b)             --        7,727,616         7,727,616
Cendant                        3,145,700                --        3,145,700(b)     56,559,686               --        56,559,686
Citadel Broadcasting                  --           169,550          169,550(b)             --        3,743,664         3,743,664
Disney (Walt)                  1,303,000                --        1,303,000        26,711,500               --        26,711,500
Gannett                          127,200                --          127,200         9,975,024               --         9,975,024
InterActiveCorp                  145,600                --          145,600(b)      5,388,656               --         5,388,656
Omnicom Group                         --            87,850           87,850                --        6,861,085         6,861,085
Tribune                          208,000                --          208,000         9,620,000               --         9,620,000
Univision Communications Cl A         --           219,800          219,800(b)             --        8,240,302         8,240,302
Total                                                                             108,254,866       26,572,667       134,827,533

Metals (0.9%)
Freeport McMoRan Cooper &
 Gold Cl B                       621,000                --          621,000        18,630,000               --        18,630,000
Quanex                                --           136,900          136,900                --        4,784,655         4,784,655
Total                                                                              18,630,000        4,784,655        23,414,655

Multi-industry (3.6%)
Apollo Group Cl A                     --            46,400           46,400(b)             --        2,972,848         2,972,848
General Electric               2,295,000                --        2,295,000        67,863,150               --        67,863,150
Hubbell Cl B                          --            37,300           37,300                --        1,490,508         1,490,508
ITT Inds                          40,235                --           40,235         2,618,494               --         2,618,494
Tyco Intl                        771,900                --          771,900(c)     15,885,702               --        15,885,702
Valmont Inds                          --            66,600           66,600                --        1,416,582         1,416,582
Total                                                                              86,367,346        5,879,938        92,247,284

Paper & packaging (1.0%)
Avery Dennison                   400,400                --          400,400        21,921,900               --        21,921,900
Ball                                  --            59,000           59,000                --        3,115,200         3,115,200
Total                                                                              21,921,900        3,115,200        25,037,100

Precious metals (0.3%)
Newmont Mining                        --           170,900          170,900                --        6,709,534         6,709,534

Real estate investment trust (0.1%)
Equity Office Properties Trust    91,800                --           91,800         2,553,876               --         2,553,876

Restaurants (0.4%)
Brinker Intl                          --           200,100          200,100(b)             --        6,843,420         6,843,420
Starbucks                             --           133,100          133,100(b)             --        3,785,364         3,785,364
Total                                                                                      --       10,628,784        10,628,784

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
9 -- AXP VARIABLE PORTFOLIO FUNDS

AXP VP - Capital Resource Fund (unaudited)


Common stocks (continued)


                                 Shares            Shares           Shares         Value(a)           Value(a)         Value(a)
                                AXP VP -      IDS Life Series   AXP VP - Capital    AXP VP -      IDS Life Series  AXP VP - Capital
                                 Capital        Fund, Inc. -     Resource Fund       Capital         Fund, Inc. -   Resource Fund
                                Resource           Equity          Pro Forma       Resource            Equity          Pro Forma
Issuer                            Fund            Portfolio         Combined         Fund             Portfolio        Combined


Retail -- general (5.8%)
Barnes & Noble                        --           182,000          182,000(b)            $--       $4,768,400        $4,768,400
Best Buy                         295,000                --          295,000(b)     15,342,950               --        15,342,950
Dollar General                   540,000           580,100        1,120,100        12,382,200       13,301,693        25,683,893
Dollar Tree Stores                    --           214,900          214,900(b)             --        8,430,527         8,430,527
Family Dollar Stores                  --           280,500          280,500                --       11,253,660        11,253,660
GameStop                              --            99,300           99,300(b)             --        1,651,359         1,651,359
Home Depot                       933,600                --          933,600        30,024,576               --        30,024,576
Kohl's                                --           131,200          131,200(b)             --        8,298,400         8,298,400
Staples                          214,200                --          214,200(b)      5,275,746               --         5,275,746
Talbots                               --           176,600          176,600                --        6,475,922         6,475,922
Wal-Mart Stores                  555,900                --          555,900        32,892,603               --        32,892,603
Total                                                                              95,918,075       54,179,961       150,098,036

Retail -- grocery (0.5%)
Kroger                           627,200                --          627,200(b)     12,048,512               --        12,048,512

Telecom equipment & services (0.1%)
JDS Uniphase                          --           778,600          778,600(b)             --        2,678,384         2,678,384

Textiles & apparel (0.5%)
Jones Apparel Group                   --           214,500          214,500                --        6,625,905         6,625,905
Warnaco Group                         --           335,400          335,400(b)             --        5,399,940         5,399,940
Total                                                                                      --       12,025,845        12,025,845

Utilities -- electric (0.4%)
FirstEnergy                      144,600                --          144,600         4,230,996               --         4,230,996
PNM Resources                         --           219,400          219,400                --        6,011,560         6,011,560
Total                                                                               4,230,996        6,011,560        10,242,556

Utilities -- natural gas (0.3%)
MDU Resources Group                   --           207,700          207,700                --        7,051,415         7,051,415

Utilities -- telephone (0.2%)
Telephone & Data Systems              --            83,400           83,400                --        4,788,828         4,788,828

Total common stocks
(Cost: $2,266,059,103)                                                         $1,900,379,108     $554,197,387    $2,454,576,495

Options purchased (0.1%)



                                                                                    Value(a)          Value(a)          Value(a)
                                                                                     AXP VP -     IDS Life Series   AXP VP - Capital
                                                                                     Capital         Fund, Inc. -    Resource Fund
                                                                                     Resource         Equity           Pro Forma
                               Contracts    Exercise price  Expiration date            Fund          Portfolio          Combined


Puts
S&P 400 MidCap Index               2,500        $490         09/20/03                 $--             $275,000          $275,000
S&P 500 Index                      1,153         980         10/18/03                  --            1,867,860         1,867,860
S&P 500 Index                        300         990         10/18/03                  --              577,500           577,500

Total options purchased
(Cost: $7,886,973)                                                                    $--           $2,720,360        $2,720,360

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
10 -- AXP VARIABLE PORTFOLIO FUNDS

AXP VP - Capital Resource Fund (unaudited)



Preferred stocks (0.4%)
                                 Shares            Shares           Shares         Value(a)           Value(a)         Value(a)
                                AXP VP -      IDS Life Series   AXP VP - Capital   AXP VP -      IDS Life Series   AXP VP - Capital
                                 Capital        Fund, Inc. -     Resource Fund      Capital         Fund, Inc. -    Resource Fund
                                Resource           Equity          Pro Forma       Resource            Equity          Pro Forma
Issuer                            Fund            Portfolio         Combined         Fund             Portfolio        Combined
Aurgin Systems                        --         1,371,586        1,371,586(b),(d)        $--              $--               $--
Bluestream Ventures LP                --         2,750,000        2,750,000(b)             --          933,257           933,257
CBeyond Communications                --           145,241          145,241(b)             --          471,767           471,767
CBeyond Communications Cl B           --         1,415,302        1,415,302                --        1,415,302         1,415,302
Dia Dexus
   Cv Series C                        --           477,419          477,419(b)             --        1,850,005         1,850,005
Fibrogen
   Cv Series E                        --           668,151          668,151(b)             --        1,799,999         1,799,999
Marketsoft
   Cv                                 --           362,705          362,705(b)             --          181,353           181,353
Mars
   Cv                                 --         2,702,703        2,702,703(b),(d)         --               --                --
   Cv Series G                        --         1,428,000        1,428,000(b),(d)         --               --                --
Nobex
   Series E                           --         1,200,000        1,200,000(b)             --          840,000           840,000
Portera
   Series G                           --           765,672          765,672(b),(d)         --               --                --
Sun Hill Software                     --           170,987          170,987                --            8,549             8,549
Therox
   Cv Series H                        --           438,203          438,203(b)             --        1,752,812         1,752,812


Total preferred stocks
(Cost: $37,026,915)                                                                       $--       $9,253,044        $9,253,044

Short-term securities (5.2%)


                               Annualized      Amount payable   Amount payable
                                yield on         at maturity      at maturity      Value(a)           Value(a)         Value(a)
                                 date of          AXP VP -     IDS Life Series     AXP VP -        IDS Life Series  AXP VP - Capital
                                purchase           Capital       Fund, Inc. -       Capital         Fund, Inc. -     Resource Fund
                                                  Resource          Equity         Resource            Equity          Pro Forma
Issuer                                              Fund           Portfolio         Fund             Portfolio        Combined


U.S. government notes (1.3%)
Federal Home Loan Bank Disc Nt
   10/24/03                         1.02%         $700,000              $--          $698,886              $--          $698,886
Federal Natl Mtge Assn Disc Nts
   11/05/03                         1.07                --        1,000,000                --          998,151           998,151
   11/17/03                         1.00                --          400,000                --          399,122           399,122
   11/26/03                         1.06                --       30,100,000                --       30,021,120        30,021,120
   12/01/03                         1.07                --        2,300,000                --        2,293,963         2,293,963
Total                                                                                 698,886       33,712,356        34,411,242

Commercial paper (3.9%)
AEGON Funding
   10/15/03                         1.03         4,219,000               --         4,213,066               --         4,213,066
   12/01/03                         1.09                --        4,800,000                --        4,785,963         4,785,963
Amsterdam Funding
   10/03/03                         1.06         7,200,000               --         7,192,580               --         7,192,580
ANZ (Delaware) Funding
   10/03/03                         1.03        16,200,000               --        16,182,758               --        16,182,758
Barton Capital
   09/12/03                         1.04         6,042,000               --         6,039,557               --         6,039,557
CIESCO LLC
   09/02/03                         1.07        18,100,000               --        18,097,847               --        18,097,847
CRC Funding LLC
   09/15/03                         1.05         7,500,000               --         7,496,282               --         7,496,282
   10/10/03                         1.04         8,800,000               --         8,788,761               --         8,788,761

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
11 -- AXP VARIABLE PORTFOLIO FUNDS

AXP VP - Capital Resource Fund (unaudited)


Short-term securities (continued)


                                                Amount payable   Amount payable
                                                 at maturity      at maturity      Value(a)           Value(a)         Value(a)
                               Annualized         AXP VP -     IDS Life Series     AXP VP -       IDS Life Series  AXP VP - Capital
                                yield on           Capital       Fund, Inc. -       Capital         Fund, Inc. -    Resource Fund
                                 date of          Resource          Equity         Resource            Equity          Pro Forma
Issuer                          purchase            Fund           Portfolio         Fund             Portfolio        Combined


Commercial paper (cont.)
Fleet Funding
   09/16/03                         1.04%       $7,875,000              $--        $7,870,905              $--        $7,870,905
Greyhawk Funding
   09/22/03                         1.04         2,100,000               --         2,098,558               --         2,098,558
ING US Funding
   10/02/03                         1.03         3,600,000               --         3,596,337               --         3,596,337
Park Avenue Receivables
   09/22/03                         1.05         3,700,000               --         3,697,410               --         3,697,410
Sheffield Receivables
   09/02/03                         1.06                --        3,300,000                --        3,299,611         3,299,611
Svenska Handelsbaken
   09/05/03                         1.03                --        6,400,000                --        6,398,718         6,398,718
Total                                                                              85,274,061       14,484,292        99,758,353

Total short-term securities
(Cost: $134,175,323)                                                              $85,972,947      $48,196,648      $134,169,595


Total investments in securities
(Cost: $2,445,148,314)(e)                                                      $1,986,352,055     $614,367,439    $2,600,719,494


Notes to combined investments in securities


(a) Securities are valued by procedures described in Note 2 to the pro forma financial statements.


(b)  Non-income producing.


(c) Foreign security values are stated in U.S. dollars. As of Aug. 31, 2003, the value of foreign securities represented 1.8% of net assets.

(d)  Negligible market value.

(e) At Aug. 31, 2003, the approximate cost of securities for federal income tax purposes and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

                                                                                                                AXP VP - Capital
                                                                     AXP VP -                 IDS Life            Resource Fund
                                                                 Capital Resource        Series Fund, Inc. -       Pro Forma
                                                                       Fund               Equity Portfolio          Combined


     Cost of securities for federal income tax purposes:          $1,890,417,000           $ 565,368,000          $2,455,785,000

     Unrealized appreciation                                      $  160,114,000           $  84,226,000          $  244,340,000
     Unrealized depreciation                                         (64,179,000)            (35,227,000)            (99,406,000)
                                                                     -----------             -----------             -----------
     Net unrealized appreciation                                  $   95,935,000           $  48,999,000          $  144,934,000
                                                                  --------------           -------------          --------------

--------------------------------------------------------------------------------
12   --   AXP VARIABLE PORTFOLIO FUNDS

AXP VP - International Fund

IDS Life Series Fund, Inc. - International Equity Portfolio

Introduction to Proposed Fund Merger

Aug. 31, 2003

The accompanying unaudited pro forma combining statement of assets and liabilities and the statement of operations reflect the accounts of the two funds at and for the 12-month period ending Aug. 31, 2003. These statements have been derived from financial statements prepared for AXP VP - International Fund and IDS Life Series Fund, Inc. - International Equity Portfolio as of Aug. 31, 2003. AXP VP - International Fund and IDS Life Series Fund, Inc. - International Equity Portfolio invest in equity securities of foreign issuers that offer strong growth potential.

Under the proposed Agreement and Plan of Reorganization, shares of the IDS Life Series Fund, Inc. - International Equity Portfolio would be exchanged for shares of the AXP VP - International Fund.

The pro forma combining statements have been prepared based upon the various fee structures of the funds in existence as of Aug. 31, 2003.

--------------------------------------------------------------------------------
13   --   AXP VARIABLE PORTFOLIO FUNDS

AXP VP - International Fund

IDS Life Series Fund, Inc. - International Equity Portfolio

Pro forma combining
Statement of assets and liabilities



                                                                       IDS Life                                        AXP VP -
                                                      AXP VP -      Series, Inc. -                                International Fund
                                                    International    International           Pro forma                Pro forma
Aug. 31, 2003 (Unaudited)                               Fund       Equity Portfolio         Adjustments               Combined
Assets
Investments in securities, at cost                $  696,709,938     $ 161,970,437         $      --                 $  858,680,375
                                                  --------------     -------------         ---------                 --------------
Investments in securities, at value (Note 2)      $  733,712,481     $ 171,419,899         $      --                 $  905,132,380
Cash in bank on demand deposit                           167,026           228,270                --                        395,296
Foreign currency holdings (identified cost
  $2,859,275, $585,330 for AXP VP -
  International Fund and IDS Life
  Series, Inc. - International Equity
  Portfolio, respectively)                             2,875,646           589,125                --                      3,464,771
Receivable for investment securities sold              6,304,803         1,253,129                --                      7,557,932
Dividends and accrued interest receivable              2,552,505           571,970                --                      3,124,475
                                                  --------------     -------------         ---------                 --------------
Total assets                                         745,612,461       174,062,393                --                    919,674,854
                                                  --------------     -------------         ---------                 --------------
Liabilities
Dividends payable to shareholders                      2,626,622         1,199,002                --                      3,825,624
Payable for investment securities purchased            3,966,589                --                --                      3,966,589
Accrued investment management services fee
  (Note 3)                                               495,462           129,028          (180,842)(a)                    443,648
Accrued distribution fee (Note 3)                         72,399                --           208,959(b)                     281,358
Accrued administrative services fee (Note 3)              31,939                --            76,789(c)                     108,728
Other accrued expenses (Note 3)                          115,752            42,363           (58,071)(d),(e),(f)            100,044
                                                  --------------     -------------         ---------                 --------------
Total liabilities                                      7,308,763         1,370,393            46,835                      8,725,991
                                                  --------------     -------------         ---------                 --------------
Net assets applicable to outstanding capital
  stock                                           $  738,303,698     $ 172,692,000         $ (46,835)                $  910,948,863
                                                  ==============     =============         =========                 ==============
Represented by
Capital stock -- $.01 par value (Note 4)          $    1,027,435     $     176,458         $  63,725                 $    1,267,618
Additional paid-in capital (Note 4)                1,504,647,352       324,539,624           (63,725)                 1,829,123,251
Undistributed net investment income (Note 3)                 510           185,205           (46,835)                       138,880
Accumulated net realized gain (loss)                (804,384,719)     (161,659,883)               --                   (966,044,602)
Unrealized appreciation (depreciation) on
  investments and on translation of assets
  and liabilities in foreign currencies               37,013,120         9,450,596                --                     46,463,716
                                                  --------------     -------------         ---------                 --------------
Total -- representing net assets applicable
  to outstanding capital stock                    $  738,303,698     $ 172,692,000         $ (46,835)                $  910,948,863
                                                  ==============     =============         =========                 ==============
Shares outstanding (Note 4)                          102,743,484        17,645,769                --                    126,761,843
                                                  --------------     -------------         ---------                 --------------
Net asset value per share of
  outstanding capital stock                       $         7.19     $        9.79          $     --                 $         7.19
                                                  --------------     -------------         ---------                 --------------


See accompanying notes to pro forma financial statements.

--------------------------------------------------------------------------------
14   --   AXP VARIABLE PORTFOLIO FUNDS

AXP VP - International Fund

IDS Life Series Fund, Inc. - International Equity Portfolio

Pro forma combining
Statement of operations



                                                                               IDS Life                         AXP VP -
                                                                AXP VP -     Series, Inc. -                International Fund
                                                             International    International     Pro forma      Pro forma
Year ended Aug. 31, 2003 (Unaudited)                             Fund       Equity Portfolio   Adjustments     Combined
Investment income
Income:
Dividends                                                   $  18,286,629   $  4,107,569       $      --     $  22,394,198
Interest                                                          413,005        112,407              --           525,412
Fee income from securities lending                                364,960             --              --           364,960
   Less foreign taxes withheld                                 (2,520,533)      (555,781)             --        (3,076,314)
                                                            -------------   ------------       ---------     -------------
Total income                                                   16,544,061      3,664,195              --        20,208,256
                                                            -------------   ------------       ---------     -------------
Expenses:
Investment management services fee (Note 3)                     6,108,448      1,564,662        (180,842)(a)     7,492,268
Distribution fee (Note 3)                                         916,060             --         208,959(b)      1,125,019
Administrative services fees and expenses (Note 3)                414,456             --          76,789(c)        491,245
Custodian fees (Note 3)                                           155,372         96,056         (41,428)(d)       210,000
Compensation of board members (Note 3)                             11,743          2,643          (2,643)(e)        11,743
Printing and postage                                              159,722         54,211              --           213,933
Audit fees (Note 3)                                                23,000         14,000         (14,000)(f)        23,000
Other                                                               3,933             --              --             3,933
                                                            -------------   ------------       ---------     -------------
Total expenses                                                  7,792,734      1,731,572          46,835         9,571,141
   Earnings credits on cash balances                                 (475)        (2,052)             --            (2,527)
                                                            -------------   ------------       ---------     -------------
Total net expenses                                              7,792,259      1,729,520          46,835         9,568,614
                                                            -------------   ------------       ---------     -------------
Investment income (loss) -- net                                 8,751,802      1,934,675         (46,835)       10,639,642
                                                            -------------   ------------       ---------     -------------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                     (113,150,831)   (22,133,306)             --      (135,284,137)
   Foreign currency transactions                                 (247,148)       (37,234)             --          (284,382)
                                                            -------------   ------------       ---------     -------------
Net realized gain (loss) on investments                      (113,397,979)   (22,170,540)             --      (135,568,519)
Net change in unrealized appreciation
  (depreciation) on investments and on translation
  of assets and liabilities in foreign currencies             120,445,926     25,636,511              --       146,082,437
                                                            -------------   ------------       ---------     -------------
Net gain (loss) on investments and foreign
  currencies                                                    7,047,947      3,465,971              --        10,513,918
                                                            -------------   ------------       ---------     -------------
Net increase (decrease) in net assets resulting
  from operations                                           $  15,799,749   $  5,400,646       $ (46,835)    $  21,153,560
                                                            =============   ============       =========     =============


See accompanying notes to pro forma financial statements.

--------------------------------------------------------------------------------
15   --   AXP VARIABLE PORTFOLIO FUNDS

AXP VP - International Fund

IDS Life Series Fund, Inc. - International Equity Portfolio

Notes to Pro Forma Financial Statements

(Unaudited as to Aug. 31, 2003)

1. BASIS OF COMBINATION

The unaudited pro forma combining statement of assets and liabilities and the statement of operations reflect the accounts of the two funds at and for the 12-month period ending Aug. 31, 2003. These statements have been derived from the financial statements prepared for the AXP VP - International Fund and IDS Life Series Fund, Inc. - International Equity Portfolio as of Aug. 31, 2003.

Each Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The primary investments of each Fund are as follows:

AXP VP - International Fund and IDS Life Series Fund, Inc. - International Equity Portfolio invest in equity securities of foreign issuers that offer strong growth potential.


As of June 9, 2004 all of the securities held by IDS Life Series Fund, Inc. - International Equity Portfolio would comply with the compliance guidelines and/or investment restrictions of AXP VP - International Fund.

The pro forma statements give effect to the proposed transfer of the assets and liabilities of IDS Life Series Fund, Inc. - International Equity Portfolio in exchange for shares of AXP VP - International Fund under accounting principles generally accepted in the United States of America. The pro forma statements reflect estimates for the combined AXP VP - International Fund based on the increased asset level of the merger and associated economies of scale.


The pro forma combining statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

The pro forma statement of operations give effect to the proposed transaction on the historical operations of the accounting survivor, AXP VP - International Fund, as if the transaction had occurred at the beginning of the year presented.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. American Express Financial Corporation (AEFC) may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Fund and board if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on the current interest rates; those maturing in 60 days or less are valued at amortized cost.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the subaccounts. No provision for income or excise taxes is thus required. The Fund is treated as a separate entity for federal income tax purposes.

3.   PRO FORMA ADJUSTMENTS

(a)  To reflect the decrease in management fee due to the Reorganization.

(b)  To reflect the increase in distribution fee due to the Reorganization.

(c) To reflect the increase in administrative service fees and expenses due to the Reorganization.

(d)  To reflect the reduction in custodian fees due to the Reorganization.

(e) To adjust for the change in the compensation of board members due to the Reorganization.

(f)  To reflect the reduction in audit fees due to the Reorganization.

4.   CAPITAL SHARES


The pro forma net asset value per share assumes the issuance of additional shares of AXP VP - International Fund if the reorganization were to have taken place on Aug. 31, 2003. The pro forma number of shares outstanding of 126,761,843 consists of 24,018,359 shares assumed to be issued to shareholders of the IDS Life Series Fund, Inc. - International Equity Portfolio, plus 102,743,484 shares of the AXP VP - International Fund outstanding as of Aug. 31, 2003.

--------------------------------------------------------------------------------
16   --   AXP VARIABLE PORTFOLIO FUNDS

Combined Investments in Securities


AXP VP - International Fund (unaudited)

Aug. 31, 2003 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (96.1%) (c)
                                Shares             Shares           Shares         Value(a)           Value(a)         Value(a)
                                              IDS Life Series      AXP VP -                      IDS Life Series       AXP VP -
                               AXP VP -         Fund, Inc. -  International Fund   AXP VP -        Fund, Inc. -   International Fund
                             International     International       Pro Forma     International    International      Pro Forma
Issuer                           Fund         Equity Portfolio      Combined         Fund        Equity Portfolio     Combined


Brazil (0.8%)
Energy
Petroleo Brasileiro ADR          298,222            69,573          367,795        $6,083,729       $1,419,289        $7,503,018

Denmark (2.4%)
Banks and savings & loans (0.9%)
Danske Bank                      354,576            91,420          445,996         6,500,739        1,676,080         8,176,819

Health care products (0.7%)
Novo Nordisk Cl B                147,850            34,750          182,600         5,246,435        1,233,098         6,479,533

Industrial transportation (0.8%)
A P Moller - Maersk                  896               209            1,105         5,881,969        1,372,022         7,253,991

Finland (2.4%)
Paper & packaging (0.8%)
Stora Enso                       438,876           100,693          539,569         5,714,644        1,311,133         7,025,777

Telecom equipment & services (1.6%)
Nokia                            705,007           165,371          870,378        11,548,483        2,708,887        14,257,370

France (9.1%)
Automotive & related (1.1%)
Renault                          137,230            32,320          169,550         8,271,496        1,948,078        10,219,574

Banks and savings & loans (1.9%)
BNP Paribas                      286,831            67,138          353,969        14,290,692        3,344,996        17,635,688

Energy (3.0%)
Total                            142,584            33,445          176,029        21,869,047        5,129,679        26,998,726

Engineering & construction (0.7%)
Compagnie de Saint-Gobain        129,364            30,117          159,481         5,054,801        1,176,799         6,231,600

Insurance (0.7%)
AXA                              289,244            67,975          357,219         5,128,609        1,205,270         6,333,879

Machinery (1.7%)
Schneider Electric               230,272            54,014          284,286        12,433,469        2,916,470        15,349,939

Germany (5.7%)
Chemicals (1.1%)
BASF                             178,690            41,801          220,491         8,227,944        1,924,765        10,152,709

Computer software & services (0.7%)
SAP                               45,296            10,623           55,919         5,435,540        1,274,765         6,710,305

Electronics (1.2%)
Infineon Technologies            228,448            53,541          281,989(b)      3,345,845          784,161         4,130,006
Siemens                           89,093            20,898          109,991         5,516,776        1,294,036         6,810,812
Total                                                                               8,862,621        2,078,197        10,940,818

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
17 -- AXP VARIABLE PORTFOLIO FUNDS


AXP VP - International Fund (unaudited)

Common stocks (continued)
                                Shares             Shares           Shares         Value(a)           Value(a)         Value(a)
                                              IDS Life Series      AXP VP -                      IDS Life Series       AXP VP -
                               AXP VP -         Fund, Inc. -  International Fund   AXP VP -        Fund, Inc. -   International Fund
                             International     International       Pro Forma     International    International      Pro Forma
Issuer                           Fund         Equity Portfolio      Combined         Fund        Equity Portfolio     Combined


Germany (cont.)
Insurance (0.7%)
Allianz                           59,760            13,893           73,653        $5,328,228       $1,238,706        $6,566,934

Textiles & apparel (0.6%)
Adidas-Salomon                    55,597            14,971           70,568         4,655,516        1,253,624         5,909,140

Utilities -- electric (0.5%)
E.ON                              65,948            15,469           81,417         3,410,242          799,919         4,210,161

Utilities -- telephone (0.9%)
Deutsche Telekom                 442,391           103,206          545,597(b)      6,314,112        1,473,028         7,787,140

Hong Kong (1.2%)
Financial services
Cheung Kong                    1,146,000           265,000        1,411,000         8,889,587        2,055,620        10,945,207

Ireland (0.7%)
Banks and savings & loans
Anglo Irish Bank                 526,523           120,134          646,657         5,208,406        1,188,375         6,396,781

Italy (2.4%)
Banks and savings & loans (1.4%)
UniCredito Italiano            2,211,279           515,913        2,727,192        10,269,436        2,395,960        12,665,396

Energy (1.0%)
Eni                              495,327           115,564          610,891         7,482,955        1,745,837         9,228,792

Japan (22.4%)
Automotive & related (1.9%)
Nissan Motor                     550,000           120,000          670,000         5,906,325        1,288,653         7,194,978
Toyota Motor                     290,000            65,000          355,000         8,003,085        1,793,795         9,796,880
Total                                                                              13,909,410        3,082,448        16,991,858

Banks and savings & loans (1.6%)
Mitsubishi Tokyo
   Financial Group                 1,063               246            1,309         6,195,063        1,433,664         7,628,727
Mitsui Fudosan                   730,000           170,000          900,000         5,887,299        1,371,015         7,258,314
Total                                                                              12,082,362        2,804,679        14,887,041

Building materials & construction (0.8%)
Asahi Glass                      800,000           190,000          990,000         5,622,215        1,335,276         6,957,491

Cellular telecommunications (1.1%)
NTT DoCoMo                         3,092               911            4,003         7,949,949        2,342,304        10,292,253

Chemicals (1.0%)
Shin-Etsu Chemical                65,400            15,300           80,700         2,567,124          600,566         3,167,690
Sumitomo Chemical              1,350,000           300,000        1,650,000         4,882,585        1,085,019         5,967,604
Total                                                                               7,449,709        1,685,585         9,135,294

Electronics (3.6%)
Alps Electric                    133,000            31,000          164,000         2,261,502          527,117         2,788,619
Hitachi                          538,000           112,000          650,000         2,932,533          610,490         3,543,023
Hitachi Maxell                   244,800            57,000          301,800         3,543,600          825,103         4,368,703
Keyence                           29,700             6,050           35,750         6,203,197        1,263,614         7,466,811
Murata Manufacturing              17,200             4,100           21,300           967,021          230,511         1,197,532
Rohm                              19,200             4,400           23,600         2,507,782          574,700         3,082,482
Tokyo Electron                   120,000            28,000          148,000         8,453,891        1,972,575        10,426,466
Total                                                                              26,869,526        6,004,110        32,873,636

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
18 -- AXP VARIABLE PORTFOLIO FUNDS


AXP VP - International Fund (unaudited)

Common stocks (continued)
                                Shares             Shares           Shares         Value(a)           Value(a)         Value(a)
                                              IDS Life Series      AXP VP -                      IDS Life Series       AXP VP -
                               AXP VP -         Fund, Inc. -  International Fund   AXP VP -        Fund, Inc. -   International Fund
                             International     International       Pro Forma     International    International      Pro Forma
Issuer                           Fund         Equity Portfolio      Combined         Fund        Equity Portfolio     Combined


Japan (cont.)
Engineering & construction (0.3%)
Daiwa House Inds                 278,000            65,000          343,000        $2,165,770         $506,385        $2,672,155

Financial services (1.4%)
Nomura Holdings                  450,000           100,000          550,000         6,548,680        1,455,262         8,003,942
Sumitomo Trust & Banking         882,000           206,000        1,088,000         3,976,106          928,660         4,904,766
Total                                                                              10,524,786        2,383,922        12,908,708

Furniture & appliances (1.0%)
Matsushita Electric Industrial   590,000           130,000          720,000         7,524,169        1,657,868         9,182,037

Health care products (1.0%)
Chugai Pharmaceutical            193,600            44,500          238,100         2,050,819          471,392         2,522,211
Yamanouchi Pharmaceutical        207,200            47,800          255,000         5,433,939        1,253,582         6,687,521
Total                                                                               7,484,758        1,724,974         9,209,732

Household products (0.4%)
Kao                              146,000            33,000          179,000         2,752,828          622,215         3,375,043

Industrial transportation (1.5%)
East Japan Railway                 1,900               378            2,278         8,027,939        1,597,137         9,625,076
Yamato Transport                 268,000            56,000          324,000         3,190,367          666,644         3,857,011
Total                                                                              11,218,306        2,263,781        13,482,087

Insurance (0.4%)
Millea Holdings                      291                68              359         3,017,741          705,177         3,722,918

Machinery (1.1%)
Amada                            600,000           150,000          750,000         2,591,704          647,926         3,239,630
SMC                               48,500            11,200           59,700         5,395,355        1,245,938         6,641,293
Total                                                                               7,987,059        1,893,864         9,880,923

Media (1.2%)
Dai Nippon Printing              244,000            57,000          301,000         3,109,599          726,423         3,836,022
Dentsu                               387                88              475         1,701,500          386,904         2,088,404
Nippon Telegraph & Telephone         922               189            1,111         4,061,604          832,585         4,894,189
Total                                                                               8,872,703        1,945,912        10,818,615

Multi-industry (1.8%)
Canon                            193,000            44,000          237,000         9,279,483        2,115,530        11,395,013
Mitsubishi                       500,000           100,000          600,000         4,225,231          845,046         5,070,277
Total                                                                              13,504,714        2,960,576        16,465,290

Paper & packaging (0.9%)
Nippon Unipac Holding              1,500               350            1,850         6,864,930        1,601,817         8,466,747

Retail -- general (0.6%)
Seven-Eleven Japan               167,000            39,000          206,000         4,565,735        1,066,250         5,631,985

Utilities -- electric (0.8%)
Tokyo Electric Power             298,900            69,000          367,900         5,815,076        1,342,389         7,157,465

Luxembourg (1.5%)
Metals
Arcelor                          868,914           176,128        1,045,042        11,209,270        2,272,108        13,481,378

Mexico (0.9%)
Financial services
Grupo Financiero BBVA
   Bancomer Cl B               8,681,260         1,771,265       10,452,525(b)      7,073,736        1,443,277         8,517,013

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
19 -- AXP VARIABLE PORTFOLIO FUNDS


AXP VP - International Fund (unaudited)

Common stocks (continued)
                                Shares             Shares           Shares         Value(a)           Value(a)         Value(a)
                                              IDS Life Series      AXP VP -                      IDS Life Series       AXP VP -
                               AXP VP -         Fund, Inc. -  International Fund   AXP VP -        Fund, Inc. -   International Fund
                             International     International       Pro Forma     International    International      Pro Forma
Issuer                           Fund         Equity Portfolio      Combined         Fund        Equity Portfolio     Combined


Netherlands (3.0%)
Energy (1.7%)
Royal Dutch Petroleum            281,595            66,053          347,648       $12,567,479       $2,947,921       $15,515,400

Industrial services (1.3%)
Koninklijke (Royal)
   Philips Electronics           396,140            92,843          488,983(b)      9,655,268        2,262,897        11,918,165

Singapore (1.7%)
Banks and savings & loans (0.9%)
United Overseas Bank             927,000           218,000        1,145,000         6,716,242        1,579,440         8,295,682

Industrial transportation (0.8%)
Keppel                         1,896,000           474,000        2,370,000         5,678,590        1,419,647         7,098,237

South Korea (2.3%)
Beverages & tobacco (1.0%)
KT&G                             465,750           107,300          573,050         7,708,148        1,775,812         9,483,960

Electronics (1.3%)
Samsung Electronics               25,310             5,910           31,220         9,344,239        2,181,922        11,526,161

Sweden (2.5%)
Banks and savings & loans (0.6%)
Skandinaviska Enskilda
   Banken AB Cl A                475,477           111,190          586,667         4,549,366        1,063,866         5,613,232

Furniture & appliances (0.8%)
Electrolux Cl B                  263,273            61,420          324,693         5,872,412        1,369,998         7,242,410

Machinery (1.1%)
Atlas Copco Cl A                 284,780            65,590          350,370         8,514,926        1,961,142        10,476,068

Switzerland (6.9%)
Banks and savings & loans (1.4%)
UBS                              197,214            46,322          243,536(b)     10,638,333        2,498,752        13,137,085

Engineering & construction (1.2%)
Holcim                           211,047            53,736          264,783         8,363,221        2,129,412        10,492,633

Food (1.1%)
Nestle                            38,727             9,084           47,811         8,433,640        1,978,237        10,411,877

Health care products (3.2%)
Novartis                         516,616           122,056          638,672        18,996,625        4,488,154        23,484,779
Roche Holding                     57,212            13,517           70,729         4,381,127        1,035,092         5,416,219
Total                                                                              23,377,752        5,523,246        28,900,998

Taiwan (2.5%)
Banks and savings & loans (0.8%)
Chinatrust Financial Holding   6,966,360         1,790,430        8,756,790         5,669,676        1,457,168         7,126,844

Computer hardware (0.5%)
Hon Hai Precision Inds           882,000           204,000        1,086,000         3,640,787          842,087         4,482,874

Electronics (1.2%)
Taiwan Semiconductor Mfg       4,432,040         1,024,480        5,456,520         8,693,327        2,009,490        10,702,817

United Kingdom (27.6%)
Banks and savings & loans (3.8%)
HBOS                           1,028,309           241,287        1,269,596        11,450,758        2,686,857        14,137,615
Royal Bank of Scotland Group     673,106           156,476          829,582        16,758,153        3,895,743        20,653,896
Total                                                                              28,208,911        6,582,600        34,791,511

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
20 -- AXP VARIABLE PORTFOLIO FUNDS


AXP VP - International Fund (unaudited)

Common stocks (continued)
                                Shares             Shares           Shares         Value(a)           Value(a)         Value(a)
                                              IDS Life Series      AXP VP -                      IDS Life Series       AXP VP -
                               AXP VP -         Fund, Inc. -  International Fund   AXP VP -        Fund, Inc. -   International Fund
                             International     International       Pro Forma     International    International      Pro Forma
Issuer                           Fund         Equity Portfolio      Combined         Fund        Equity Portfolio     Combined


United Kingdom (cont.)
Beverages & tobacco (2.1%)
British American Tobacco         756,254           177,392          933,646        $7,643,750       $1,792,969        $9,436,719
Diageo                           728,828           169,669          898,497         7,816,147        1,819,576         9,635,723
Total                                                                              15,459,897        3,612,545        19,072,442

Cellular telecommunications (3.1%)
Vodafone Group                12,397,108         2,913,949       15,311,057        22,697,568        5,335,080        28,032,648

Energy (2.5%)
BP                             2,698,603           633,001        3,331,604        18,311,935        4,295,361        22,607,296

Financial services (3.2%)
HSBC Holdings                  1,841,169           432,456        2,273,625        23,676,753        5,561,224        29,237,977

Food (--%)
Compass Group                         --            31,250           31,250                --          173,128           173,128

Health care products (4.1%)
AstraZeneca                      197,212            46,221          243,433         7,580,146        1,776,575         9,356,721
GlaxoSmithKline                1,207,145           281,198        1,488,343        23,046,484        5,368,556        28,415,040
Total                                                                              30,626,630        7,145,131        37,771,761

Household products (0.7%)
Reckitt Benckiser                271,635            63,370          335,005         5,112,940        1,192,802         6,305,742

Insurance (1.0%)
Prudential                     1,124,926           258,097        1,383,023         7,766,871        1,781,989         9,548,860

Leisure time & entertainment (2.1%)
Carnival                         317,527            73,479          391,006        10,321,206        2,388,432        12,709,638
Granada                        3,331,058           780,699        4,111,757         5,400,625        1,265,743         6,666,368
Total                                                                              15,721,831        3,654,175        19,376,006

Lodging & gaming (0.5%)
William Hill                     657,112           248,981          906,093         3,227,297        1,222,829         4,450,126

Media (1.9%)
British Sky Broadcasting Group   721,270           167,910          889,180(b)      7,552,554        1,758,217         9,310,771
United Business Media            978,498           229,330        1,207,828         6,810,054        1,596,068         8,406,122
Total                                                                              14,362,608        3,354,285        17,716,893

Retail -- grocery (0.9%)
Tesco                          1,904,623           434,677        2,339,300         6,507,298        1,485,109         7,992,407

Telecom equipment & services (1.6%)
mm02                          14,285,048         3,357,711       17,642,759(b)     11,975,551        2,814,862        14,790,413

Total common stocks
(Cost: $828,930,124)                                                             $709,652,948     $165,727,671      $875,380,619

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
21 -- AXP VARIABLE PORTFOLIO FUNDS


AXP VP - International Fund (unaudited)

Short-term securities (3.3%)
                               Annualized      Amount payable   Amount payable
                                yield on         at maturity      at maturity      Value(a)           Value(a)         Value(a)
                                 date of                       IDS Life Series                    IDS Life Series      AXP VP -
                                purchase          AXP VP -       Fund, Inc. -      AXP VP -        Fund, Inc. -   International Fund
                                                International    International   International     International       Pro Forma
Issuer                                              Fund       Equity Portfolio      Fund        Equity Portfolio      Combined


U.S. government agency (2.7%)
Federal Natl Mtge Assn Disc Nts
   10/01/03                         0.97%         $300,000              $--          $299,728              $--          $299,728
   10/01/03                         0.99                --          400,000                --          399,637           399,637
   10/08/03                         0.99                --        2,300,000                --        2,297,498         2,297,498
   10/17/03                         1.05                --        1,400,000                --        1,398,051         1,398,051
   11/05/03                         1.06                --          700,000                --          698,706           698,706
   11/05/03                         1.07                --          900,000                --          898,336           898,336
   11/12/03                         1.07        10,300,000               --        10,278,874               --        10,278,874
   11/17/03                         1.00         8,400,000               --         8,381,554               --         8,381,554
Total                                                                              18,960,156        5,692,228        24,652,384

Commercial paper (0.6%)
Fairway Finance
   09/02/03                         1.10         5,100,000               --         5,099,377               --         5,099,377

Total short-term securities
(Cost: $29,750,251)                                                               $24,059,533       $5,692,228       $29,751,761

Total investments in securities
(Cost: $858,680,375)(d)                                                          $733,712,481     $171,419,899      $905,132,380

Notes to combined investments in securities


(a) Securities are valued by procedures described in Note 2 to the pro forma financial statements.


(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At Aug. 31, 2003, the approximate cost of securities for federal income tax purposes and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:


                                                                                              IDS Life                 AXP VP -
                                                                     AXP VP -            Series Fund, Inc. -      International Fund
                                                                   International            International              Pro Forma
                                                                       Fund               Equity Portfolio              Combined


     Cost of securities for federal income tax purposes:            $707,502,000            $161,970,000            $869,472,000

     Unrealized appreciation                                        $ 47,390,000            $ 13,707,000            $ 61,097,000
     Unrealized depreciation                                         (21,180,000)             (4,257,000)            (25,437,000)
                                                                     -----------              ----------             -----------
     Net unrealized appreciation                                    $ 26,210,000            $  9,450,000            $ 35,660,000
                                                                    ------------            ------------            ------------

--------------------------------------------------------------------------------
22   --   AXP VARIABLE PORTFOLIO FUNDS

AXP VP - Managed Fund

IDS Life Series Fund, Inc. - Managed Portfolio

Introduction to Proposed Fund Merger

Aug. 31, 2003

The accompanying unaudited pro forma combining statement of assets and liabilities and the statement of operations reflect the accounts of the two funds at and for the 12-month period ending Aug. 31, 2003. These statements have been derived from financial statements prepared for AXP VP - Managed Fund and IDS Life Series Fund, Inc. - Managed Portfolio as of Aug. 31, 2003. AXP VP - Managed Fund and IDS Life Series Fund, Inc. - Managed Portfolio invest primarily in a combination of common and preferred stocks, convertible securities, bonds and other debt securities.

Under the proposed Agreement and Plan of Reorganization, shares of the IDS Life Series Fund, Inc. - Managed Portfolio would be exchanged for shares of the AXP VP - Managed Fund.

The pro forma combining statements have been prepared based upon the various fee structures of the funds in existence as of Aug. 31, 2003.

--------------------------------------------------------------------------------
23   --   AXP VARIABLE PORTFOLIO FUNDS

AXP VP - Managed Fund

IDS Life Series, Inc. - Managed Portfolio


Pro forma combining
Statement of assets and liabilities

                                                                                                                        AXP VP -
                                                      AXP VP -         IDS Life                                       Managed Fund
                                                       Managed      Series, Inc. -           Pro forma                 Pro forma
Aug. 31, 2003 (Unaudited)                               Fund       Managed Portfolio        Adjustments                Combined
Assets
Investments in securities, at cost                $2,487,789,953     $ 376,502,788         $      --                 $2,864,292,741
                                                  --------------     -------------         ---------                 --------------
Investments in securities, at value (Note 2)      $2,556,266,332     $ 382,109,696         $      --                 $2,938,376,028
Cash in bank on demand deposit                            97,173           225,950                --                        323,123
Receivable for investment securities sold             47,034,965         3,170,855                --                     50,205,820
Dividends and accrued interest receivable              9,867,198         1,169,719                --                     11,036,917
                                                  --------------     -------------         ---------                 --------------
Total assets                                       2,613,265,668       386,676,220                --                  2,999,941,888
                                                  --------------     -------------         ---------                 --------------
Liabilities
Dividends payable to shareholders                     12,982,485                --                --                     12,982,485
Payable for investment securities purchased           80,136,672        12,877,283                --                     93,013,955
Payable for securities purchased on a
  forward-commitment basis                            76,764,966                --                --                     76,764,966
Accrued investment management services fee
  (Note 3)                                             1,166,102           205,169          (364,947)(a)                  1,006,324
Accrued distribution fee (Note 3)                        240,254                --           457,043(b)                     697,297
Accrued administrative services fee (Note 3)              61,955                --            91,888(c)                     153,843
Payable upon return of securities loaned              24,896,500                --                --                     24,896,500
Other accrued expenses (Note 3)                          205,487            35,631           (62,690)(d),(e),(f)            178,428
Options contracts written, at value (premiums
  received $252,383 for AXP VP - Managed Fund
  and $25,522 for IDS Life Series, Inc. - Managed
  Portfolio)                                             355,999            36,000                --                        391,999
                                                  --------------     -------------         ---------                 --------------
Total liabilities                                    196,810,420        13,154,083           121,294                    210,085,797
                                                  --------------     -------------         ---------                 --------------
Net assets applicable to outstanding capital
  stock                                           $2,416,455,248     $ 373,522,137         $(121,294)                $2,789,856,091
                                                  ==============     =============         =========                 ==============
Represented by
Capital stock -- $.001 par value (Note 4)         $      185,820     $      30,363         $  (1,631)                $      214,552
Additional paid-in capital (Note 4)                2,524,692,313       510,060,527             1,631                  3,034,754,471
Undistributed net investment income (Note 3)              19,627           605,744          (121,294)                       504,077
Accumulated net realized gain (loss)                (176,763,009)     (142,720,940)               --                   (319,483,949)
Unrealized appreciation (depreciation) on
  investments                                         68,320,497         5,546,443                --                     73,866,940
                                                  --------------     -------------         ---------                 --------------
Total -- representing net assets applicable
  to outstanding capital stock                    $2,416,455,248     $ 373,522,137         $(121,294)                $2,789,856,091
                                                  ==============     =============         =========                 ==============
Shares outstanding (Note 4)                          185,819,642        30,362,875                --                    214,552,114
                                                  --------------     -------------         ---------                 --------------
Net asset value per share of outstanding
  capital stock                                   $        13.00     $       12.30         $      --                 $        13.00
                                                  --------------     -------------         ---------                 --------------


See accompanying notes to pro forma financial statements.

--------------------------------------------------------------------------------
24   --   AXP VARIABLE PORTFOLIO FUNDS

AXP VP - Managed Fund

IDS Life Series, Inc. - Managed Portfolio


Pro forma combining
Statement of operations
                                                                                                                 AXP VP -
                                                               AXP VP -         IDS Life                       Managed Fund
                                                                Managed      Series, Inc. -     Pro forma        Pro forma
Year ended Aug. 31, 2003 (Unaudited)                             Fund       Managed Portfolio  Adjustments       Combined
Investment income
Income:
Dividends                                                   $  35,164,585   $  5,671,439       $      --     $  40,836,024
Interest                                                       45,323,860      4,469,451              --        49,793,311
Fee income from securities lending                                135,467             --              --           135,467
   Less foreign taxes withheld                                    (13,835)       (53,507)             --           (67,342)
                                                            -------------   ------------       ---------     -------------
Total income                                                   80,610,077     10,087,383              --        90,697,460
                                                            -------------   ------------       ---------     -------------
Expenses:
Investment management services fee (Note 3)                    14,961,945      2,505,346        (364,947)(a)    17,102,344
Distribution fee (Note 3)                                       3,068,716             --         457,043(b)      3,525,759
Administrative services fees and expenses (Note 3)                836,945             --          91,888(c)        928,833
Custodian fees (Note 3)                                           182,051         78,596         (40,647)(d)       220,000
Compensation of board members (Note 3)                             21,600          6,043          (6,043)(e)        21,600
Printing and postage                                              514,831         73,828              --           588,659
Audit fees (Note 3)                                                24,500         16,000         (16,000)(f)        24,500
Other                                                              13,644          6,883              --            20,527
                                                            -------------   ------------       ---------     -------------
Total expenses                                                 19,624,232      2,686,696         121,294        22,432,222
   Earnings credits on cash balances                               (1,026)          (460)             --            (1,486)
                                                            -------------   ------------       ---------     -------------
Total net expenses                                             19,623,206      2,686,236         121,294        22,430,736
                                                            -------------   ------------       ---------     -------------
Investment income (loss) -- net                                60,986,871      7,401,147        (121,294)       68,266,724
                                                            -------------   ------------       ---------     -------------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                     (136,848,539)   (28,226,747)             --      (165,075,286)
   Foreign currency transactions                               (1,383,162)      (142,480)             --        (1,525,642)
   Futures contracts                                             (762,629)        (8,492)             --          (771,121)
   Options contracts written                                      493,517        109,317              --           602,834
                                                            -------------   ------------       ---------     -------------
Net realized gain (loss) on investments                      (138,500,813)   (28,268,402)             --      (166,769,215)
Net change in unrealized appreciation
  (depreciation) on investments                               284,044,624     47,054,428              --       331,099,052
                                                            -------------   ------------       ---------     -------------
Net gain (loss) on investments and foreign
  currencies                                                  145,543,811     18,786,026              --       164,329,837
                                                            -------------   ------------       ---------     -------------
Net increase (decrease) in net assets resulting
  from operations                                           $ 206,530,682   $ 26,187,173       $(121,294)    $ 232,596,561
                                                            =============   ============       =========     =============


See accompanying notes to pro forma financial statements.

--------------------------------------------------------------------------------
25   --   AXP VARIABLE PORTFOLIO FUNDS

AXP VP - Managed Fund

IDS Life Series Fund, Inc. - Managed Portfolio

Notes to Pro Forma Financial Statements

(Unaudited as to Aug. 31, 2003)

1. BASIS OF COMBINATION

The unaudited pro forma combining statement of assets and liabilities and the statement of operations reflect the accounts of the two funds at and for the 12-month period ending Aug. 31, 2003. These statements have been derived from financial statements prepared for the AXP VP - Managed Fund and IDS Life Series Fund, Inc. - Managed Portfolio as of Aug. 31, 2003.

Each Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The primary investments of each Fund are as follows:

AXP VP - Managed Fund and IDS Life Series Fund, Inc. - Managed Portfolio invest primarily in a combination of common and preferred stocks, convertible securities, bonds and other debt securities.


As of June 9, 2004 all of the securities held by IDS Life Series Fund, Inc. - Managed Portfolio would comply with the compliance guidelines and/or investment restrictions of AXP VP - Managed Fund.

The pro forma statements give effect to the proposed transfer of the assets and liabilities of IDS Life Series Fund, Inc. - Managed Portfolio in exchange for shares of AXP VP - Managed Fund under accounting principles generally accepted in the United States of America. The pro forma statements reflect estimates for the combined AXP VP - Managed Fund based on the increased asset level of the merger and associated economies of scale.


The pro forma combining statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

The pro forma statement of operations give effect to the proposed transaction on the historical operations of the accounting survivor, AXP VP - Managed Fund, as if the transaction had occurred at the beginning of the year presented.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. American Express Financial Corporation (AEFC) may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Fund and board if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on the current interest rates; those maturing in 60 days or less are valued at amortized cost.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the subaccounts. No provision for income or excise taxes is thus required. The Fund is treated as a separate entity for federal income tax purposes.

3.   PRO FORMA ADJUSTMENTS

(a)  To reflect the decrease in management fee due to the Reorganization.

(b)  To reflect the increase in distribution fee due to the Reorganization.

(c) To reflect the increase in administrative service fees and expenses due to the Reorganization.

(d)  To reflect the reduction in custodian fees due to the Reorganization.

(e) To adjust for the change in the compensation of board members due to the Reorganization.

(f)  To reflect the reduction in audit fees due to the Reorganization.

4.   CAPITAL SHARES


The pro forma net asset value per share assumes the issuance of additional shares of AXP VP - Managed Fund if the reorganization were to have taken place on Aug. 31, 2003. The pro forma number of shares outstanding of 214,552,114 consists of 28,732,472 shares assumed to be issued to shareholders of the IDS Life Series Fund, Inc. - Managed Portfolio, plus 185,819,642 shares of the AXP VP - Managed Portfolio outstanding as of Aug. 31, 2003.

--------------------------------------------------------------------------------
26   --   AXP VARIABLE PORTFOLIO FUNDS

Combined Investments in Securities

AXP VP - Managed Fund

IDS Life Series Fund, Inc. - Managed Portfolio

Aug. 31, 2003 (Unaudited)

(Percentages represent value of investments compared to net assets)


Common stocks (62.5%)
                                 Shares            Shares           Shares         Value(a)           Value(a)         Value(a)
                                              IDS Life Series       AXP VP -                      IDS Life Series      AXP VP -
                                AXP VP -        Fund, Inc. -      Managed Fund     AXP VP -         Fund, Inc. -     Managed Fund
                                 Managed           Managed         Pro Forma        Managed            Managed         Pro Forma
Issuer                            Fund            Portfolio         Combined         Fund             Portfolio        Combined


Aerospace & defense (2.3%)
Boeing                           216,800            89,000          305,800        $8,106,152       $3,327,710       $11,433,862
General Dynamics                  57,000                --           57,000         4,908,270               --         4,908,270
Honeywell Intl                        --           127,300          127,300                --        3,690,428         3,690,428
Lockheed Martin                  308,000                --          308,000        15,778,840               --        15,778,840
Northrop Grumman                 151,000                --          151,000        14,417,480               --        14,417,480
Stellex Aerostructures               290                --              290(b,d)           --               --                --
United Technologies              100,000            65,100          165,100         8,025,000        5,224,275        13,249,275
Total                                                                              51,235,742       12,242,413        63,478,155

Airlines (0.3%)
AMR                                   --           256,800          256,800(b)             --        2,824,800         2,824,800
Continental Airlines Cl B             --           137,100          137,100(b)             --        2,092,146         2,092,146
Delta Air Lines                       --            88,400           88,400                --        1,137,708         1,137,708
Northwest Airlines Cl A          120,000           119,700          239,700(b)      1,076,400        1,073,709         2,150,109
Total                                                                               1,076,400        7,128,363         8,204,763

Automotive & related (0.2%)
General Motors                   145,000                --          145,000         5,959,500               --         5,959,500

Banks and savings & loans (6.8%)
Bank of America                  472,400            65,100          537,500        37,437,699        5,159,175        42,596,874
Bank of New York                 450,000                --          450,000        13,239,000               --        13,239,000
Bank One                         260,000                --          260,000        10,262,200               --        10,262,200
FleetBoston Financial            473,400            14,800          488,200        14,007,906          437,932        14,445,838
Golden West Financial             65,000                --           65,000         5,607,550               --         5,607,550
Mellon Financial                 319,700                --          319,700        10,022,595               --        10,022,595
PNC Financial Services Group     233,000                --          233,000        11,090,800               --        11,090,800
U.S. Bancorp                   1,045,400           115,900        1,161,300        24,985,060        2,770,010        27,755,070
Wachovia                         342,000            50,700          392,700        14,415,300        2,137,005        16,552,305
Washington Mutual                281,000            88,000          369,000        10,953,380        3,430,240        14,383,620
Wells Fargo                      481,800                --          481,800        24,157,452               --        24,157,452
Total                                                                             176,178,942       13,934,362       190,113,304

Beverages & tobacco (2.2%)
Altria Group                     617,300                --          617,300        25,445,106               --        25,445,106
Coca-Cola                        354,000                --          354,000        15,406,080               --        15,406,080
Pepsi Bottling Group             315,000                --          315,000         7,597,800               --         7,597,800
PepsiCo                          314,900                --          314,900        14,025,646               --        14,025,646
Total                                                                              62,474,632               --        62,474,632

Broker dealers (2.6%)
J.P. Morgan Chase                722,000            42,300          764,300        24,706,840        1,447,506        26,154,346
Lehman Brothers Holdings              --            24,900           24,900                --        1,636,677         1,636,677
Merrill Lynch                    356,800            71,300          428,100        19,188,704        3,834,514        23,023,218
Morgan Stanley                   405,000            47,000          452,000        19,759,950        2,293,130        22,053,080
Total                                                                              63,655,494        9,211,827        72,867,321

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
27 -- AXP VARIABLE PORTFOLIO FUNDS

AXP VP - Managed Fund (unaudited)

Common stocks (continued)
                                 Shares            Shares           Shares         Value(a)           Value(a)         Value(a)
                                              IDS Life Series       AXP VP -                      IDS Life Series      AXP VP -
                                AXP VP -        Fund, Inc. -      Managed Fund     AXP VP -         Fund, Inc. -     Managed Fund
                                 Managed           Managed         Pro Forma        Managed            Managed         Pro Forma
Issuer                            Fund            Portfolio         Combined         Fund             Portfolio        Combined


Building materials & construction (0.7%)
American Standard                 59,700                --           59,700(b)     $4,787,343              $--        $4,787,343
Cemex ADR                             --           127,983          127,983(c)             --        3,199,575         3,199,575
Masco                            198,000                --          198,000         4,908,420               --         4,908,420
Temple-Inland                    110,000                --          110,000         5,475,800               --         5,475,800
Total                                                                              15,171,563        3,199,575        18,371,138

Cable (1.2%)
Comcast Cl A                     277,814           131,017          408,831(b)      8,264,967        3,897,756        12,162,723
Comcast Special Cl A             188,200                --          188,200(b)      5,337,352               --         5,337,352
EchoStar Communications Cl A     180,000                --          180,000(b)      6,642,000               --         6,642,000
NTL                              246,700                --          246,700(b)      9,927,208               --         9,927,208
Total                                                                              30,171,527        3,897,756        34,069,283

Cellular telecommunications (0.2%)
Vodafone Group ADR               198,000           143,700          341,700(c)      3,623,400        2,629,710         6,253,110

Chemicals (1.7%)
Air Products & Chemicals              --            83,700           83,700                --        3,960,684         3,960,684
Dow Chemical                     581,300            62,600          643,900        20,072,289        2,161,578        22,233,867
du Pont (EI) de Nemours          177,400            41,400          218,800         7,936,876        1,852,236         9,789,112
Eastman Chemical                  89,300                --           89,300         3,197,833               --         3,197,833
Lyondell Chemical                370,000                --          370,000         5,291,000               --         5,291,000
RPM Intl                         245,000                --          245,000         3,341,800               --         3,341,800
Total                                                                              39,839,798        7,974,498        47,814,296

Computer hardware (1.8%)
Apple Computer                   353,900                --          353,900(b)      8,008,757               --         8,008,757
Cisco Systems                     72,400                --           72,400(b)      1,386,460               --         1,386,460
Dell                             198,800                --          198,800(b)      6,486,844               --         6,486,844
Hewlett-Packard                1,043,800           211,000        1,254,800        20,792,496        4,203,120        24,995,616
Sun Microsystems               2,246,750                --        2,246,750(b)      8,672,455               --         8,672,455
Total                                                                              45,347,012        4,203,120        49,550,132

Computer software & services (1.4%)
Affiliated Computer Services Cl A128,100                --          128,100(b)      6,355,041               --         6,355,041
Cadence Design Systems           338,300                --          338,300(b)      4,810,626               --         4,810,626
Computer Associates Intl              --           107,200          107,200                --        2,747,536         2,747,536
First Data                        76,000                --           76,000         2,918,400               --         2,918,400
Intl Business Machines                --            39,600           39,600                --        3,247,596         3,247,596
Microsoft                        679,400                --          679,400        18,017,688               --        18,017,688
Total                                                                              32,101,755        5,995,132        38,096,887

Electronics (1.1%)
ChipPAC Cl A                     695,800                --          695,800(b)      4,376,582               --         4,376,582
Micron Technology                360,000                --          360,000(b)      5,169,600               --         5,169,600
Natl Semiconductor               215,000                --          215,000(b)      6,265,100               --         6,265,100
Solectron                        403,200                --          403,200(b)      2,390,976               --         2,390,976
Taiwan Semiconductor Mfg ADR          --           194,400          194,400(c)             --        2,290,032         2,290,032
Teradyne                         177,000                --          177,000(b)      3,155,910               --         3,155,910
Texas Instruments                290,000                --          290,000         6,916,500               --         6,916,500
Total                                                                              28,274,668        2,290,032        30,564,700

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
28 -- AXP VARIABLE PORTFOLIO FUNDS

AXP VP - Managed Fund (unaudited)

Common stocks (continued)
                                 Shares            Shares           Shares         Value(a)           Value(a)         Value(a)
                                              IDS Life Series       AXP VP -                      IDS Life Series      AXP VP -
                                AXP VP -        Fund, Inc. -      Managed Fund     AXP VP -         Fund, Inc. -     Managed Fund
                                 Managed           Managed         Pro Forma        Managed            Managed         Pro Forma
Issuer                            Fund            Portfolio         Combined         Fund             Portfolio        Combined


Energy (4.9%)
Anadarko Petroleum                88,000            35,000          123,000        $3,828,000       $1,522,500        $5,350,500
BP ADR                                --           148,200          148,200(c)             --        6,182,904         6,182,904
Burlington Resources             153,000            13,900          166,900         7,408,260          673,038         8,081,298
ChevronTexaco                    496,000            70,800          566,800        36,143,520        5,159,196        41,302,716
ConocoPhillips                   578,000            71,410          649,410        32,275,520        3,987,534        36,263,054
EnCana                                --            38,300           38,300(c)             --        1,434,335         1,434,335
Exxon Mobil                      959,600                --          959,600        36,176,919               --        36,176,919
Petroleo Brasileiro ADR               --           145,000          145,000(c)             --        3,204,500         3,204,500
Total                                                                             115,832,219       22,164,007       137,996,226

Energy equipment & services (1.1%)
Baker Hughes                          --            62,900           62,900                --        2,104,634         2,104,634
Halliburton                           --            48,400           48,400                --        1,170,312         1,170,312
Schlumberger                     175,000            35,900          210,900         8,664,250        1,777,409        10,441,659
Transocean                       475,000           118,800          593,800(b)     10,032,000        2,509,056        12,541,056
Weatherford Intl                 125,000                --          125,000(b)      4,697,500               --         4,697,500
Total                                                                              23,393,750        7,561,411        30,955,161

Engineering & construction (0.1%)
Hanson ADR                            --            73,700           73,700(c)             --        2,398,935         2,398,935

Environmental services (0.4%)
Allied Waste Inds                882,950                --          882,950(b)      9,765,427               --         9,765,427
Waste Management                      --            65,100           65,100                --        1,732,311         1,732,311
Total                                                                               9,765,427        1,732,311        11,497,738

Finance companies (2.9%)
Citigroup                      1,627,400           214,400        1,841,800        70,547,790        9,294,240        79,842,030

Financial services (2.8%)
Capital One Financial            234,600           104,200          338,800        12,527,640        5,564,280        18,091,920
Fannie Mae                       276,000            60,400          336,400        17,882,040        3,913,316        21,795,356
Freddie Mac                      319,300                --          319,300        16,970,795               --        16,970,795
MBNA                             874,500                --          874,500        20,410,830               --        20,410,830
Total                                                                              67,791,305        9,477,596        77,268,901

Food (0.6%)
General Mills                    203,200                --          203,200         9,420,352               --         9,420,352
Kraft Foods Cl A                 188,100                --          188,100         5,586,570               --         5,586,570
Sara Lee                              --            40,900           40,900                --          776,282           776,282
Total                                                                              15,006,922          776,282        15,783,204

Furniture & appliances (0.2%)
Leggett & Platt                  145,000                --          145,000         3,358,200               --         3,358,200
Whirlpool                             --            45,800           45,800                --        3,186,764         3,186,764
Total                                                                               3,358,200        3,186,764         6,544,964

Health care products (2.7%)
Baxter Intl                           --           122,900          122,900                --        3,453,490         3,453,490
Bristol-Myers Squibb             165,000                --          165,000         4,186,050               --         4,186,050
Medco Health Solutions           149,441                --          149,441(b)      3,990,073               --         3,990,073
Merck & Co                       428,200                --          428,200        21,547,024               --        21,547,024
Pfizer                           442,000                --          442,000        13,224,640               --        13,224,640
Schering-Plough                  951,800            61,900        1,013,700        14,457,842          940,261        15,398,103
Wyeth                            288,900                --          288,900        12,379,365               --        12,379,365
Total                                                                              69,784,994        4,393,751        74,178,745

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
29 -- AXP VARIABLE PORTFOLIO FUNDS

AXP VP - Managed Fund (unaudited)

Common stocks (continued)
                                 Shares            Shares           Shares         Value(a)           Value(a)         Value(a)
                                              IDS Life Series       AXP VP -                      IDS Life Series      AXP VP -
                                AXP VP -        Fund, Inc. -      Managed Fund     AXP VP -         Fund, Inc. -     Managed Fund
                                 Managed           Managed         Pro Forma        Managed            Managed         Pro Forma
Issuer                            Fund            Portfolio         Combined         Fund             Portfolio        Combined

Health care services (1.1%)
AmerisourceBergen                 40,000                --           40,000        $2,328,400              $--        $2,328,400
HCA                              127,000            20,400          147,400         4,824,730          774,996         5,599,726
Lincare Holdings                 105,000                --          105,000(b)      3,636,150               --         3,636,150
McKesson                         157,000                --          157,000         5,140,180               --         5,140,180
Select Medical                   147,600                --          147,600(b)      4,250,880               --         4,250,880
Tenet Healthcare                 545,700                --          545,700(b)      8,758,485               --         8,758,485
Total                                                                              28,938,825          774,996        29,713,821

Household products (1.1%)
Clorox                            77,000                --           77,000         3,299,450               --         3,299,450
Kimberly-Clark                   267,000                --          267,000        13,646,370               --        13,646,370
Procter & Gamble                 168,200                --          168,200        14,682,178               --        14,682,178
Total                                                                              31,627,998               --        31,627,998

Industrial transportation (0.6%)
Burlington Northern Santa Fe          --           202,200          202,200                --        5,732,370         5,732,370
Union Pacific                    131,300            38,200          169,500         8,001,422        2,327,908        10,329,330
Total                                                                               8,001,422        8,060,278        16,061,700

Insurance (4.4%)
ACE                              212,800            75,000          287,800(c)      6,852,160        2,415,000         9,267,160
Allstate                         571,600                --          571,600        20,434,700               --        20,434,700
American Intl Group              389,600            23,100          412,700        23,208,472        1,376,067        24,584,539
Chubb                            211,500            32,600          244,100        14,369,310        2,214,844        16,584,154
CIGNA                             99,500                --           99,500         4,744,160               --         4,744,160
Hartford Financial
   Services Group                115,000            30,400          145,400         6,120,300        1,617,888         7,738,188
Lincoln Natl                          --            82,000           82,000                --        2,904,440         2,904,440
Loews                                 --           150,900          150,900                --        6,211,043         6,211,043
Montpelier Re Holdings            85,900                --           85,900(b,c)    2,633,694               --         2,633,694
Prudential Financial             171,000                --          171,000         6,226,110               --         6,226,110
Travelers Property
   Casualty Cl A                 295,000           401,104          696,104         4,540,050        6,172,991        10,713,041
Travelers Property
   Casualty Cl B                 161,997             8,432          170,429         2,509,334          130,612         2,639,946
UnumProvident                         --           126,300          126,300                --        1,780,830         1,780,830
XL Capital Cl A                       --            94,500           94,500(c)             --        7,158,374         7,158,374
Total                                                                              91,638,290       31,982,089       123,620,379

Leisure time & entertainment (1.4%)
AOL Time Warner                  432,000           195,000          627,000(b)      7,067,520        3,190,200        10,257,720
Carnival                              --           109,900          109,900                --        3,801,441         3,801,441
Mattel                           327,300                --          327,300         6,323,436               --         6,323,436
Viacom Cl B                      384,900            41,600          426,500        17,320,500        1,872,000        19,192,500
Total                                                                              30,711,456        8,863,641        39,575,097

Machinery (1.2%)
Caterpillar                       99,600           101,600          201,200         7,154,268        7,297,928        14,452,196
Illinois Tool Works               75,000            89,900          164,900         5,421,750        6,498,871        11,920,621
Parker-Hannifin                       --            61,700           61,700                --        3,055,384         3,055,384
SPX                               87,100                --           87,100(b)      4,298,385               --         4,298,385
Total                                                                              16,874,403       16,852,183        33,726,586

Media (2.2%)
Cendant                          624,200                --          624,200(b)     11,223,116               --        11,223,116
Disney (Walt)                  1,012,300                --        1,012,300        20,752,150               --        20,752,150
InterActiveCorp                  116,300                --          116,300(b)      4,304,263               --         4,304,263
Liberty Media Cl A               977,600                --          977,600(b)     11,828,960               --        11,828,960
McGraw-Hill Companies             50,000                --           50,000         3,050,000               --         3,050,000
Scripps (EW) Cl A                 40,000                --           40,000         3,463,600               --         3,463,600
Tribune                          168,000                --          168,000         7,770,000               --         7,770,000
Total                                                                              62,392,089               --        62,392,089

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
30 -- AXP VARIABLE PORTFOLIO FUNDS

AXP VP - Managed Fund (unaudited)

Common stocks (continued)
                                 Shares            Shares           Shares         Value(a)           Value(a)         Value(a)
                                              IDS Life Series       AXP VP -                      IDS Life Series      AXP VP -
                                AXP VP -        Fund, Inc. -      Managed Fund     AXP VP -         Fund, Inc. -     Managed Fund
                                 Managed           Managed         Pro Forma        Managed            Managed         Pro Forma
Issuer                            Fund            Portfolio         Combined         Fund             Portfolio        Combined


Metals (0.8%)
Alcan                             90,000                --           90,000(c)     $3,273,300              $--        $3,273,300
Alcoa                            230,000           159,700          389,700         6,568,800        4,561,032        11,129,832
Nucor                                 --            33,900           33,900                --        1,742,799         1,742,799
Phelps Dodge                     110,000                --          110,000(b)      5,278,900               --         5,278,900
Total                                                                              15,121,000        6,303,831        21,424,831

Multi-industry (1.6%)
Dover                            270,000                --          270,000        10,265,400               --        10,265,400
Eastman Kodak                         --            73,550           73,550                --        2,051,310         2,051,310
General Electric                 530,000                --          530,000        15,672,100               --        15,672,100
ITT Inds                          50,000                --           50,000         3,254,000               --         3,254,000
Tyco Intl                        390,000           230,000          620,000(c)      8,026,200        4,733,400        12,759,600
Total                                                                              37,217,700        6,784,710        44,002,410

Paper & packaging (1.2%)
Abitibi-Consolidated                  --            92,100           92,100(c)             --          697,197           697,197
Avery Dennison                   172,900                --          172,900         9,466,275               --         9,466,275
Bowater                          145,000                --          145,000         6,279,950               --         6,279,950
Intl Paper                       135,000           178,100          313,100         5,474,250        7,221,955        12,696,205
Weyerhaeuser                      66,900                --           66,900         3,980,550               --         3,980,550
Total                                                                              25,201,025        7,919,152        33,120,177

Precious metals (0.1%)
Freeport McMoRan Cooper
   & Gold Cl B                        --            69,800           69,800                --        2,094,000         2,094,000

Real estate investment trust (0.6%)
Apartment Investment
   & Management Cl A              90,000                --           90,000         3,469,500               --         3,469,500
Crescent Real Estate Equities         --           180,000          180,000                --        2,611,800         2,611,800
Equity Office Properties Trust   288,000                --          288,000         8,012,160               --         8,012,160
Starwood Hotels
   & Resorts Worldwide            96,000                --           96,000         3,247,680               --         3,247,680
Total                                                                              14,729,340        2,611,800        17,341,140

Restaurants (0.6%)
Brinker Intl                     196,000                --          196,000(b)      6,703,200               --         6,703,200
McDonald's                       478,200                --          478,200        10,721,244               --        10,721,244
Total                                                                              17,424,444               --        17,424,444

Retail -- general (2.0%)
BJ's Wholesale Club              150,000                --          150,000(b)      3,276,000               --         3,276,000
Circuit City Stores              419,500                --          419,500         4,375,385               --         4,375,385
Costco Wholesale                 156,000                --          156,000(b)      5,006,040               --         5,006,040
Dollar General                    79,000                --           79,000         1,811,470               --         1,811,470
Gap                                   --            37,600           37,600                --          785,464           785,464
Home Depot                       315,000                --          315,000        10,130,400               --        10,130,400
May Dept Stores                       --           137,200          137,200                --        3,783,976         3,783,976
Penney (JC)                           --            77,900           77,900                --        1,653,038         1,653,038
Sonic Automotive                 205,000                --          205,000(b)      5,637,500               --         5,637,500
Staples                          106,550                --          106,550(b)      2,624,327               --         2,624,327
Target                           166,300            79,600          245,900         6,751,780        3,231,760         9,983,540
Wal-Mart Stores                  119,000                --          119,000         7,041,230               --         7,041,230
Total                                                                              46,654,132        9,454,238        56,108,370

Retail -- grocery (0.5%)
Kroger                           317,000                --          317,000(b)      6,089,570               --         6,089,570
Safeway                          200,000            82,200          282,200(b)      4,882,000        2,006,502         6,888,502
Total                                                                              10,971,570        2,006,502        12,978,072

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
31 -- AXP VARIABLE PORTFOLIO FUNDS

AXP VP - Managed Fund (unaudited)

Common stocks (continued)
                                 Shares            Shares           Shares         Value(a)           Value(a)         Value(a)
                                              IDS Life Series       AXP VP -                      IDS Life Series      AXP VP -
                                AXP VP -        Fund, Inc. -      Managed Fund     AXP VP -         Fund, Inc. -     Managed Fund
                                 Managed           Managed         Pro Forma        Managed            Managed         Pro Forma
Issuer                            Fund            Portfolio         Combined         Fund             Portfolio        Combined


Telecom equipment & services (0.6%)
Motorola                         584,300                --          584,300        $6,269,539              $--        $6,269,539
Nokia ADR                        576,600           151,000          727,600(c)      9,392,814        2,459,790        11,852,604
Total                                                                              15,662,353        2,459,790        18,122,143

Utilities -- electric (1.5%)
Consolidated Edison                   --            33,500           33,500                --        1,324,255         1,324,255
Dominion Resources               207,200            10,900          218,100        12,552,179          660,322        13,212,501
DTE Energy                        60,000                --           60,000         2,094,600               --         2,094,600
Exelon                           185,000            23,900          208,900        10,896,500        1,407,710        12,304,210
FirstEnergy                      200,000            17,400          217,400         5,852,000          509,124         6,361,124
FPL Group                         37,900            10,800           48,700         2,344,494          668,088         3,012,582
Pepco Holdings                   267,800                --          267,800         4,651,686               --         4,651,686
Total                                                                              38,391,459        4,569,499        42,960,958

Utilities -- telephone (2.7%)
AT&T                                  --           114,500          114,500                --        2,553,350         2,553,350
BellSouth                        895,800           118,100        1,013,900        22,574,160        2,976,120        25,550,280
Davel Communications             383,987           127,996          511,983(b)          3,072            1,024             4,096
KT ADR                           365,000                --          365,000(c)      6,880,250               --         6,880,250
SBC Communications               560,000           180,000          740,000        12,594,400        4,048,200        16,642,600
Sprint (FON Group)                    --            32,300           32,300                --          477,071           477,071
Verizon Communications           558,600           137,000          695,600        19,729,752        4,838,840        24,568,592
Total                                                                              61,781,634       14,894,605        76,676,239

Total common stocks
(Cost: $1,657,314,452)                                                         $1,483,930,180     $259,323,399    $1,743,253,579


Preferred stocks & other (--%)
                                 Shares            Shares           Shares         Value(a)           Value(a)         Value(a)
                                              IDS Life Series       AXP VP -                      IDS Life Series      AXP VP -
                                AXP VP -        Fund, Inc. -      Managed Fund     AXP VP -         Fund, Inc. -     Managed Fund
                                 Managed           Managed         Pro Forma        Managed            Managed         Pro Forma
Issuer                            Fund            Portfolio         Combined         Fund             Portfolio        Combined


Intermedia Communications
   13.50% Pay-in-kind Series B        --                --               --(b,d)          $--               $5                $5
Mexico Value Recovery
   Series B Rights             2,000,000                --        2,000,000(b,c,d)         --               --                --
Mexico Value Recovery
   Series C Rights             2,000,000                --        2,000,000(b,c,d)         --               --                --
Mexico Value Recovery
   Series D Rights             2,000,000                --        2,000,000(b,c,d)         --               --                --
Mexico Value Recovery
   Series E Rights             2,000,000                --        2,000,000(b,c,d)         --               --                --
Paxson Communications
   13.25% Pay-in-kind                 --                --               --             1,167               --             1,167
Pegasus Satellite
   12.75% Cm Series B                  1                 1                2               566              605             1,171
Xerox
   6.25% Cv                           --             5,390            5,390                --          576,460           576,460

Total preferred stocks & other
(Cost: $541,073)                                                                       $1,733         $577,070          $578,803

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
32 -- AXP VARIABLE PORTFOLIO FUNDS

AXP VP - Managed Fund (unaudited)


Bonds (31.4%)


                 Coupon        Principal         Principal        Principal        Value(a)           Value(a)         Value(a)
                  Rate           Amount            Amount           Amount
                                              IDS Life Series      AXP VP -                        IDS Life Series      AXP VP -
                                AXP VP -        Fund, Inc. -     Managed Fund      AXP VP -         Fund, Inc. -      Managed Fund
                                 Managed           Managed         Pro Forma        Managed            Managed         Pro Forma
Issuer                            Fund            Portfolio         Combined         Fund             Portfolio        Combined


Foreign government (0.2%)
United Mexican States
(U.S. Dollar)
     01/16/13     6.38%              $--          $460,000         $460,000(c)            $--         $464,600          $464,600
     03/03/15     6.63         4,940,000           140,000        5,080,000(c)      4,915,300          139,300         5,054,600
Total                                                                               4,915,300          603,900         5,519,200

U.S. government obligations & agencies (6.8%)
Federal Home Loan Bank
     01/14/05     4.13                --         3,350,000        3,350,000                --        3,460,763         3,460,763
     06/14/13     3.88                --           900,000          900,000                --          826,041           826,041
Federal Home Loan Mtge Corp
     12/20/07     3.53                --         1,330,000        1,330,000                --        1,323,842         1,323,842
     07/15/13     4.50        30,200,000         2,550,000       32,750,000        28,983,847        2,447,311        31,431,158
Federal Natl Mtge Assn
     05/15/08     6.00        22,985,000                --       22,985,000        25,235,323               --        25,235,323
     05/15/11     6.00                --            30,000           30,000                --           32,533            32,533
U.S. Treasury
     07/31/04     2.25         3,650,000                --        3,650,000         3,683,076               --         3,683,076
     11/15/04     5.88                --           500,000          500,000                --          526,387           526,387
     12/31/04     1.75                --           500,000          500,000                --          501,680           501,680
     01/31/05     1.63                --         3,500,000        3,500,000                --        3,503,419         3,503,419
     05/15/05     6.50                --           500,000          500,000                --          539,766           539,766
     05/31/05     1.25         4,400,000           550,000        4,950,000         4,361,500          545,188         4,906,688
     06/30/05     1.13        28,320,000           480,000       28,800,000        27,967,104          474,019        28,441,123
     11/15/05     5.75        12,800,000           130,000       12,930,000        13,811,494          140,273        13,951,767
     05/15/06     2.00         7,418,000           569,000        7,987,000         7,362,365          564,733         7,927,098
     08/15/06     2.38         3,700,000         1,290,000        4,990,000         3,688,726        1,286,069         4,974,795
     08/15/07     3.25           290,000            29,000          319,000           292,515           29,251           321,766
     08/15/08     3.25         3,150,000           390,000        3,540,000         3,122,192          386,557         3,508,749
     11/15/08     4.75                --           500,000          500,000                --          529,063           529,063
     08/15/13     4.25         9,970,000           210,000       10,180,000         9,803,302          206,489        10,009,791
     08/15/22     7.25         2,450,000           650,000        3,100,000         3,019,243          801,024         3,820,267
     02/15/26     6.00         9,200,000           400,000        9,600,000         9,949,653          432,594        10,382,247
     08/15/27     6.38        10,440,000         1,120,000       11,560,000        11,840,432        1,270,238        13,110,670
     11/15/28     5.25         7,600,000           250,000        7,850,000         7,470,861          244,687         7,715,548
     08/15/29     6.13                --         1,150,000        1,150,000                --        1,272,637         1,272,637
     05/15/30     6.25                --           750,000          750,000                --          846,504           846,504
     02/15/31     5.38         5,848,000           480,000        6,328,000         5,973,638          490,312         6,463,950
Total                                                                             166,565,271       22,681,380       189,246,651

Mortgage-backed securities (13.1%)
Federal Home Loan Mtge Corp
     09/27/12     3.61         1,700,000                --        1,700,000         1,683,724               --         1,683,724
     05/01/13     4.50         1,943,535           291,530        2,235,065         1,925,049          288,757         2,213,806
     07/01/15     7.50                --           488,256          488,256                --          519,994           519,994
     04/01/17     6.00         9,408,706                --        9,408,706         9,731,811               --         9,731,811
     08/01/18     5.00         8,487,387           630,000        9,117,387         8,535,955          632,813         9,168,768
     04/01/22     6.50        15,471,016                --       15,471,016        16,197,885               --        16,197,885
     10/01/22     6.50         1,637,546                --        1,637,546         1,714,482               --         1,714,482
     11/01/22     8.00                --            45,164           45,164                --           49,127            49,127
     08/01/24     8.00           324,857            36,095          360,952           351,425           39,047           390,472
     12/01/30     5.50         5,899,394                --        5,899,394         5,898,803               --         5,898,803
     04/01/32     7.00                --         1,824,490        1,824,490                --        1,919,956         1,919,956
     05/01/32     6.50        10,788,994                --       10,788,994        11,245,572               --        11,245,572
     07/01/32     6.50                --           471,282          471,282                --          488,118           488,118
     07/01/32     7.00         4,759,960                --        4,759,960         5,009,023               --         5,009,023
     08/01/32     6.50         3,540,352                --        3,540,352         3,666,825               --         3,666,825
     09/01/32     6.50         1,016,721           203,344        1,220,065         1,053,041          210,608         1,263,649

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
33 -- AXP VARIABLE PORTFOLIO FUNDS

AXP VP - Managed Fund (unaudited)

Bonds (continued)
                 Coupon        Principal         Principal        Principal        Value(a)           Value(a)         Value(a)
                  Rate           Amount            Amount           Amount
                                              IDS Life Series      AXP VP -                        IDS Life Series      AXP VP -
                                AXP VP -        Fund, Inc. -     Managed Fund      AXP VP -         Fund, Inc. -      Managed Fund
                                 Managed           Managed         Pro Forma        Managed            Managed         Pro Forma
Issuer                            Fund            Portfolio         Combined         Fund             Portfolio        Combined


Mortgage-backed securities (cont.)
Federal Home Loan Mtge Corp (cont.)
     03/01/33     6.50%              $--          $885,985         $885,985               $--         $924,271          $924,271
     04/01/33     6.00         3,844,944                --        3,844,944         3,919,933               --         3,919,933
     05/01/33     5.50         3,976,052                --        3,976,052         3,961,104               --         3,961,104
   Collateralized Mtge Obligation
     10/15/18     5.00         1,700,000           200,000        1,900,000         1,719,125          202,250         1,921,375
     11/15/18     5.00         4,400,000           500,000        4,900,000         4,435,750          504,063         4,939,813
     02/15/33     5.50         2,418,136           241,814        2,659,950         2,511,983          251,198         2,763,181
     02/25/42     6.50                --           477,694          477,694                --          504,564           504,564
   Interest Only
     02/15/14     9.85         1,200,000                --        1,200,000           139,612               --           139,612
     06/15/18    24.49         1,095,148                --        1,095,148            66,638               --            66,638
Federal Natl Mtge Assn
     06/01/10     6.50         1,517,491           252,809        1,770,300         1,604,994          267,387         1,872,381
     08/01/11     8.50           918,027           141,235        1,059,262           997,524          153,465         1,150,989
     11/01/12     4.79                --           670,000          670,000                --          667,029           667,029
     01/01/13     4.92         2,952,976                --        2,952,976         2,926,708               --         2,926,708
     02/01/13     4.87         7,748,773                --        7,748,773         7,715,546               --         7,715,546
     06/01/13     4.54         3,196,559           299,677        3,496,236         3,097,259          290,368         3,387,627
     06/01/13     4.85         2,145,198           229,486        2,374,684         2,104,516          225,134         2,329,650
     10/01/13     4.50         2,000,000           300,000        2,300,000         1,975,620          296,343         2,271,963
     04/01/14     5.50        11,872,787                --       11,872,787        12,173,822               --        12,173,822
     08/01/14     5.50         9,300,000                --        9,300,000         9,497,625               --         9,497,625
     08/01/16     6.50         1,096,377                --        1,096,377         1,153,474               --         1,153,474
     03/01/17     5.50                --         1,825,089        1,825,089                --        1,865,287         1,865,287
     03/01/17     6.50         2,823,103                --        2,823,103         2,970,123               --         2,970,123
     06/01/17     6.50                --           605,470          605,470                --          637,022           637,022
     08/01/17     6.50         2,825,370                --        2,825,370         2,972,601               --         2,972,601
     02/01/18     6.00                --           956,283          956,283                --          990,960           990,960
     08/01/18     4.50         4,000,000                --        4,000,000         3,930,625               --         3,930,625
     09/01/18     4.50                --           200,000          200,000                --          196,531           196,531
     09/01/18     5.00        16,050,000         2,380,000       18,430,000        16,095,102        2,386,687        18,481,789
     09/01/18     5.50                --           900,000          900,000                --          919,125           919,125
     09/01/18     6.00                --         1,000,000        1,000,000                --        1,035,937         1,035,937
     04/01/22     8.00           362,492                --          362,492           393,941               --           393,941
     08/01/22     7.00         1,094,289                --        1,094,289         1,155,165               --         1,155,165
     01/01/23     6.50                --           986,021          986,021                --        1,023,736         1,023,736
     02/01/23     7.00           990,361                --          990,361         1,045,456               --         1,045,456
     04/01/23     8.50           694,362            34,715          729,077           758,775           37,935           796,710
     07/01/23     5.50         3,509,891                --        3,509,891         3,541,666               --         3,541,666
     08/01/23     5.50         3,555,656           500,000        4,055,656         3,587,845          504,527         4,092,372
     09/01/23     5.00         2,250,000                --        2,250,000         2,202,188               --         2,202,188
     09/01/23     5.50         4,100,000           500,000        4,600,000         4,137,117          504,527         4,641,644
     05/01/24     6.00         1,806,633           508,982        2,315,615         1,848,065          520,654         2,368,719
     06/01/24     9.00           389,513            16,766          406,279           432,129           18,600           450,729
     02/01/25     8.50           370,760                --          370,760           403,013               --           403,013
     05/01/25     8.50           341,461                --          341,461           371,165               --           371,165
     08/01/25     7.50                --            74,489           74,489                --           79,508            79,508
     09/01/25     7.00                --           104,015          104,015                --          109,975           109,975
     11/01/25     7.50           780,352                --          780,352           832,935               --           832,935
     12/01/25     7.00                --           404,553          404,553                --          427,734           427,734
     03/01/26     7.00         1,092,058                --        1,092,058         1,154,673               --         1,154,673
     04/01/26     7.00                --           116,260          116,260                --          122,926           122,926
     05/01/26     7.50                --           177,830          177,830                --          189,528           189,528
     07/01/28     5.50         1,479,834           493,278        1,973,112         1,482,928          494,309         1,977,237
     02/01/29     7.00         1,805,882                --        1,805,882         1,909,425               --         1,909,425
     03/01/29     6.50           221,555                --          221,555           229,737               --           229,737

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
34 -- AXP VARIABLE PORTFOLIO FUNDS

AXP VP - Managed Fund  (unaudited)

Bonds (continued)
                 Coupon        Principal         Principal        Principal        Value(a)           Value(a)         Value(a)
                  Rate           Amount            Amount           Amount
                                              IDS Life Series      AXP VP -                        IDS Life Series      AXP VP -
                                AXP VP -        Fund, Inc. -     Managed Fund      AXP VP -         Fund, Inc. -      Managed Fund
                                 Managed           Managed         Pro Forma        Managed            Managed         Pro Forma
Issuer                            Fund            Portfolio         Combined         Fund             Portfolio        Combined


Mortgage-backed securities (cont.)
Federal Natl Mtge Assn (cont.)
     05/01/29     6.50%       $4,867,893              $ --       $4,867,893        $5,044,393              $--        $5,044,393
     07/01/29     6.00         5,000,000                --        5,000,000         5,082,810               --         5,082,810
     07/01/29     7.00         3,306,387                --        3,306,387         3,487,804               --         3,487,804
     08/01/29     7.00         1,079,706           539,853        1,619,559         1,138,948          569,474         1,708,422
     05/01/32     7.00         1,358,380                --        1,358,380         1,430,541               --         1,430,541
     05/01/32     7.50                --           736,753          736,753                --          783,233           783,233
     07/01/32     6.50                --           761,688          761,688                --          788,427           788,427
     08/01/32     6.50         6,281,098           786,874        7,067,972         6,501,587          814,249         7,315,836
     08/01/32     7.00           820,560            82,056          902,616           865,132           86,513           951,645
     09/01/32     6.00         7,052,102                --        7,052,102         7,173,557               --         7,173,557
     09/01/32     6.50         1,089,916                --        1,089,916         1,128,176               --         1,128,176
     10/01/32     5.50         8,400,000                --        8,400,000         8,331,750               --         8,331,750
     10/01/32     7.00         2,346,942                --        2,346,942         2,471,618               --         2,471,618
     11/01/32     7.50         1,448,544                --        1,448,544         1,539,670               --         1,539,670
     12/01/32     7.00         4,101,090                --        4,101,090         4,318,950               --         4,318,950
     01/01/33     6.00                --         1,957,463        1,957,463                --        1,990,142         1,990,142
     02/01/33     5.50         2,479,957                --        2,479,957         2,471,409               --         2,471,409
     02/01/33     6.00         3,235,562           342,589        3,578,151         3,289,580          348,308         3,637,888
     02/01/33     7.00         1,149,740                --        1,149,740         1,210,817               --         1,210,817
     02/28/33     6.00         5,938,621                --        5,938,621         6,058,617               --         6,058,617
     03/01/33     5.50        10,770,726                --       10,770,726        10,747,494               --        10,747,494
     03/31/33     5.50         1,976,273                --        1,976,273         1,969,059               --         1,969,059
     04/01/33     5.50         4,822,623           964,525        5,787,148         4,806,000          961,200         5,767,200
     04/01/33     5.50                --         1,469,047        1,469,047                --        1,466,260         1,466,260
     04/01/33     6.00        11,458,844           962,160       12,421,004        11,676,316          981,494        12,657,810
     04/01/33     6.00                --           775,146          775,146                --          790,025           790,025
     04/01/33     6.00                --           376,156          376,156                --          382,436           382,436
     05/01/33     5.50         3,361,441           790,509        4,151,950         3,349,798          787,624         4,137,422
     05/01/33     6.00        16,137,682                --       16,137,682        16,447,430               --        16,447,430
     07/01/33     5.50         8,304,210           399,509        8,703,719         8,281,620          398,631         8,680,251
     07/01/33     5.50                --           396,506          396,506                --          395,139           395,139
     08/01/33     6.00                --           500,000          500,000                --          508,348           508,348
     09/01/33     5.00         9,550,000           900,000       10,450,000         9,233,704          870,192        10,103,896
     09/01/33     6.00                --           550,000          550,000                --          559,109           559,109
     10/01/33     5.50                --           900,000          900,000                --          892,688           892,688
     10/01/33     6.50                --           800,000          800,000                --          825,000           825,000
   Collateralized Mtge Obligation
     09/25/42     5.00         1,140,000           150,000        1,290,000         1,151,917          151,568         1,303,485
     10/25/42     7.50         1,831,580                --        1,831,580         1,978,679               --         1,978,679
     12/25/42     4.75         3,000,000                --        3,000,000         2,993,867               --         2,993,867
   Interest Only
     12/25/12    12.05         1,200,000                --        1,200,000           114,019               --           114,019
Govt Natl Mtge Assn
     12/15/08     7.00         2,694,476                --        2,694,476         2,873,750               --         2,873,750
     03/15/33     7.00         1,528,839           349,449        1,878,288         1,616,619          369,513         1,986,132
     05/15/33     6.00         2,618,556           285,661        2,904,217         2,675,465          291,869         2,967,334
     09/01/33     5.50         7,200,000           900,000        8,100,000         7,188,768          898,596         8,087,364
   Collateralized Mtge Obligation
   Interest Only
     01/20/32     6.00                --           800,000          800,000                --          121,870           121,870
Total                                                                             327,119,366       37,531,908       364,651,274

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
35 -- AXP VARIABLE PORTFOLIO FUNDS

AXP VP - Managed Fund (unaudited)

Bonds (continued)
                 Coupon        Principal         Principal        Principal        Value(a)           Value(a)         Value(a)
                  Rate           Amount            Amount           Amount
                                              IDS Life Series      AXP VP -                        IDS Life Series      AXP VP -
                                AXP VP -        Fund, Inc. -     Managed Fund      AXP VP -         Fund, Inc. -      Managed Fund
                                 Managed           Managed         Pro Forma        Managed            Managed         Pro Forma
Issuer                            Fund            Portfolio         Combined         Fund             Portfolio        Combined


Aerospace & defense (0.1%)
Alliant Techsystems
     05/15/11     8.50%         $300,000               $--         $300,000          $324,000              $--          $324,000
L-3 Communications
     06/15/12     7.63           400,000            65,000          465,000           417,000           67,763           484,763
Raytheon
     04/01/13     5.38         1,450,000           160,000        1,610,000         1,430,221          157,817         1,588,038
TD Funding
Sr Sub Nts
     07/15/11     8.38           200,000            40,000          240,000           208,500           41,700           250,200
Total                                                                               2,379,721          267,280         2,647,001

Airlines (--%)
Northwest Airlines
     02/01/20     6.81           334,400            35,200          369,600           270,396           28,463           298,859

Automotive & related (0.2%)
DaimlerChrysler North American Holding
     01/15/08     4.75                --            60,000           60,000                --           59,468            59,468
     06/04/08     4.05         5,200,000           510,000        5,710,000         4,978,948          488,320         5,467,268
Ford Motor
     02/01/29     6.38           370,000           240,000          610,000           290,517          188,443           478,960
Total                                                                               5,269,465          736,231         6,005,696

Banks and savings & loans (0.8%)
AmSouth Bank NA
Sub Nts
     04/01/13     4.85         1,620,000           210,000        1,830,000         1,570,509          203,585         1,774,094
Bank of America
   Sr Nts
     09/15/12     4.88                --           420,000          420,000                --          411,366           411,366
   Sub Nts
     02/15/10     7.80         4,700,000                --        4,700,000         5,508,786               --         5,508,786
     01/15/11     7.40                --            40,000           40,000                --           46,117            46,117
Bank United
     03/15/09     8.00         3,500,000                --        3,500,000         4,061,512               --         4,061,512
Banknorth Group
     05/01/08     3.75           700,000            80,000          780,000           686,567           78,465           765,032
Credit Suisse First Boston USA
     01/15/12     6.50         1,260,000           130,000        1,390,000         1,355,451          139,848         1,495,299
Fifth Third Bank
     08/15/08     3.38           590,000            60,000          650,000           575,462           58,522           633,984
Fleet Natl Bank
Sub Nts
     01/15/09     5.75           560,000                --          560,000           599,738               --           599,738
US Bank Natl Assn Minnesota
     08/01/11     6.38                --           100,000          100,000                --          109,915           109,915
Wachovia
     08/15/08     3.50         1,200,000           130,000        1,330,000         1,170,252          126,777         1,297,029
Washington Mutual Bank FA
Sub Nts
     06/15/11     6.88                --           500,000          500,000                --          557,644           557,644
Wells Fargo Bank NA
Sub Nts
     02/01/11     6.45         5,000,000           250,000        5,250,000         5,498,785          274,939         5,773,724
Total                                                                              21,027,062        2,007,178        23,034,240

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
36 -- AXP VARIABLE PORTFOLIO FUNDS

AXP VP - Managed Fund (unaudited)

Bonds (continued)
                 Coupon        Principal         Principal        Principal        Value(a)           Value(a)         Value(a)
                  Rate           Amount            Amount           Amount
                                              IDS Life Series      AXP VP -                        IDS Life Series      AXP VP -
                                AXP VP -        Fund, Inc. -     Managed Fund      AXP VP -         Fund, Inc. -      Managed Fund
                                 Managed           Managed         Pro Forma        Managed            Managed         Pro Forma
Issuer                            Fund            Portfolio         Combined         Fund             Portfolio        Combined


Beverages & tobacco (0.2%)
Diageo Capital
(U.S. Dollar)
     11/19/07     3.50%       $3,500,000          $150,000       $3,650,000(c)     $3,467,954         $148,627        $3,616,581
     03/20/08     3.38           590,000           230,000          820,000(c)        579,209          225,793           805,002
Total                                                                               4,047,163          374,420         4,421,583

Broker dealers (0.7%)
Goldman Sachs Group
     01/15/11     6.88           770,000            80,000          850,000           855,937           88,929           944,866
     04/01/13     5.25           720,000            80,000          800,000           709,695           78,855           788,550
     07/15/13     4.75         1,170,000           120,000        1,290,000         1,108,107          113,652         1,221,759
LaBranche
Sr Sub Nts
     03/02/07    12.00           150,000            15,000          165,000           163,500           16,350           179,850
Lehman Brothers Holdings
     08/07/08     3.50         2,300,000           250,000        2,550,000         2,230,241          242,418         2,472,659
Merrill Lynch
     11/15/07     4.00         1,200,000           110,000        1,310,000         1,199,159          109,923         1,309,082
Morgan Stanley
     04/15/11     6.75         1,930,000           320,000        2,250,000         2,127,688          352,777         2,480,465
     03/01/13     5.30         2,320,000           160,000        2,480,000         2,281,047          157,314         2,438,361
Morgan Stanley Capital I
   Series 2003-IQ4 Cl A1
     05/15/40     3.27         2,973,890           495,648        3,469,538         2,809,519          468,252         3,277,771
   Series 2003-T11 Cl A2
     06/13/41     4.34         2,420,000           260,000        2,680,000         2,396,994          257,528         2,654,522
Morgan Stanley, Dean Witter Capital 1
   Series 2002-IQ2 Cl A2
     12/15/35     5.16           380,000            45,000          425,000           396,038           46,899           442,937
   Series 2002-IQ2 Cl A3
     12/15/35     5.52           670,000            75,000          745,000           697,530           78,082           775,612
Total                                                                              16,975,455        2,010,979        18,986,434

Building materials & construction (--%)
Ryland Group
Sr Nts
     06/01/08     5.38           730,000           105,000          835,000           724,525          104,213           828,738

Cable (0.4%)
Comcast
     03/15/11     5.50         5,790,000           810,000        6,600,000         5,821,902          814,462         6,636,364
Comcast Cable Communications
     11/15/08     6.20         2,100,000                --        2,100,000         2,250,079               --         2,250,079
Cox Communications
     06/01/13     4.63           770,000            80,000          850,000           713,074           74,086           787,160
DirecTV Holdings/Finance
Sr Nts
     03/15/13     8.38           250,000            25,000          275,000           273,125           27,313           300,438
Rogers Cable
(U.S. Dollar)
     06/15/13     6.25           440,000            50,000          490,000(c)        413,050           46,938           459,988
Total                                                                               9,471,230          962,799        10,434,029

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
37 -- AXP VARIABLE PORTFOLIO FUNDS

AXP VP - Managed Fund (unaudited)

Bonds (continued)
                 Coupon        Principal         Principal        Principal        Value(a)           Value(a)         Value(a)
                  Rate           Amount            Amount           Amount
                                              IDS Life Series      AXP VP -                        IDS Life Series      AXP VP -
                                AXP VP -        Fund, Inc. -     Managed Fund      AXP VP -         Fund, Inc. -      Managed Fund
                                 Managed           Managed         Pro Forma        Managed            Managed         Pro Forma
Issuer                            Fund            Portfolio         Combined         Fund             Portfolio        Combined


Cellular telecommunications (0.1%)
AT&T Wireless Services
Sr Nts
     03/01/11     7.88%       $2,650,000          $285,000       $2,935,000        $2,993,331         $321,924        $3,315,255
Nextel Communications
Sr Nts
     08/01/15     7.38           150,000            25,000          175,000           150,000           25,000           175,000
Total                                                                               3,143,331          346,924         3,490,255

Chemicals (0.1%)
Airgas
     10/01/11     9.13           225,000                --          225,000           247,500               --           247,500
Compass Minerals Group
     08/15/11    10.00           225,000            50,000          275,000           248,625           55,250           303,875
Dow Chemical
     02/01/11     6.13         1,205,000           130,000        1,335,000         1,251,228          134,987         1,386,215
MacDermid
     07/15/11     9.13           200,000            25,000          225,000           220,000           27,500           247,500
Praxair
     06/15/08     2.75           660,000            70,000          730,000           622,552           66,028           688,580
Rhodia
   (U.S. Dollar) Sr Nts
     06/01/10     7.63            48,000             5,000           53,000(c)         48,960            5,100            54,060
   (U.S. Dollar) Sr Sub Nts
     06/01/11     8.88            30,000             5,000           35,000(c)         30,150            5,025            35,175
Total                                                                               2,669,015          293,890         2,962,905

Electronics (--%)
Flextronics Intl
(U.S. Dollar) Sr Sub Nts
     05/15/13     6.50           100,000            15,000          115,000(c)         95,750           14,363           110,113

Energy (0.4%)
Amerada Hess
     08/15/11     6.65           360,000            40,000          400,000           387,253           43,028           430,281
Conoco Funding
(U.S. Dollar)
     10/15/06     5.45         2,000,000                --        2,000,000(c)      2,145,968               --         2,145,968
     10/15/11     6.35         4,970,000           430,000        5,400,000(c)      5,409,229          468,002         5,877,231
Devon Financing
     09/30/11     6.88           740,000            80,000          820,000           817,523           88,381           905,904
Gulfterra Energy Partner
Sr Nts
     06/01/10     6.25           215,000            20,000          235,000           208,550           19,400           227,950
Newfield Exploration
Sr Sub Nts
     08/15/12     8.38           550,000            50,000          600,000           583,000           53,000           636,000
Westport Resources
     11/01/11     8.25           350,000            30,000          380,000           374,500           32,100           406,600
XTO Energy
Sr Nts
     04/15/12     7.50           320,000            30,000          350,000           344,000           32,250           376,250
     04/15/13     6.25           180,000            20,000          200,000           180,000           20,000           200,000
Total                                                                              10,450,023          756,161        11,206,184

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
38 -- AXP VARIABLE PORTFOLIO FUNDS

AXP VP - Managed Fund (unaudited)

Bonds (continued)
                 Coupon        Principal         Principal        Principal        Value(a)           Value(a)         Value(a)
                  Rate           Amount            Amount           Amount
                                              IDS Life Series      AXP VP -                        IDS Life Series      AXP VP -
                                AXP VP -        Fund, Inc. -     Managed Fund      AXP VP -         Fund, Inc. -      Managed Fund
                                 Managed           Managed         Pro Forma        Managed            Managed         Pro Forma
Issuer                            Fund            Portfolio         Combined         Fund             Portfolio        Combined


Energy equipment & services (--%)
Grant Prideco Escrow
     12/15/09     9.00%         $400,000           $45,000         $445,000          $421,000          $47,363          $468,363
Key Energy Services
Sr Nts
     03/01/08     8.38           180,000            30,000          210,000           188,100           31,350           219,450
     05/01/13     6.38           110,000            25,000          135,000           104,500           23,750           128,250
Offshore Logistics
     06/15/13     6.13            60,000            10,000           70,000            57,000            9,500            66,500
Total                                                                                 770,600          111,963           882,563

Finance companies (0.9%)
Citigroup
Sub Nts
     10/01/10     7.25        11,050,000         1,200,000       12,250,000        12,653,399        1,374,125        14,027,524
Ford Motor Credit
     10/28/09     7.38         2,500,000                --        2,500,000         2,574,800               --         2,574,800
GMAC
     09/15/11     6.88         5,540,000           270,000        5,810,000         5,542,050          270,100         5,812,150
     02/01/12     7.00                --           310,000          310,000                --          309,838           309,838
Household Finance
     10/15/11     6.38                --           320,000          320,000                --          342,518           342,518
     05/15/11     6.75         2,410,000                --        2,410,000         2,644,493               --         2,644,493
Total                                                                              23,414,742        2,296,581        25,711,323

Financial services (1.6%)
Banc of America
Commerical Mtge Obligation
Series 2002-2 Cl A3
     07/11/43     5.12         3,000,000                --        3,000,000         3,012,402               --         3,012,402
Bank of America
First Union NB Commercial Mtge
Series 2001-3 Cl A2
     04/11/37     5.46           910,000           100,000        1,010,000           939,201          103,209         1,042,410
Bear Stearns
Commercial Mtge Securities
Series 2003-T10 Cl A1
     03/13/40     4.00         3,230,851           344,231        3,575,082         3,168,883          337,628         3,506,511
California State Teachers' Retirement System Trust
Series 2002-C6 Cl A3
     11/20/09     4.46                --           691,557          691,557                --          688,954           688,954
Capital One Bank
Sr Nts
     02/01/06     6.88           390,000                --          390,000           418,184               --           418,184
Chase Manhattan Bank-First Union Natl
Series 1999-1 Cl A2
     08/15/31     7.44         1,750,000           200,000        1,950,000         1,997,217          228,253         2,225,470
Citibank Credit Card Issuance Trust
   Series 2003-A3 Cl A3
     03/10/10     3.10         2,400,000                --        2,400,000         2,329,800               --         2,329,800
   Series 2003-A5 Cl A5
     04/07/08     2.50                --           290,000          290,000                --          288,306           288,306
   Series 2003-A6 Cl A6
     05/17/10     2.90         2,000,000           200,000        2,200,000         2,009,700          200,970         2,210,670
Commercial Mtge Acceptance
Series 1998-C1 C1 A2
     07/15/31     6.49         3,600,000           400,000        4,000,000         3,958,036          439,782         4,397,818
General Electric Capital
     06/15/12     6.00                --           170,000          170,000                --          178,990           178,990

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
39 -- AXP VARIABLE PORTFOLIO FUNDS

AXP VP - Managed Fund (unaudited)

Bonds (continued)
                 Coupon        Principal         Principal        Principal        Value(a)           Value(a)         Value(a)
                  Rate           Amount            Amount           Amount
                                              IDS Life Series      AXP VP -                        IDS Life Series      AXP VP -
                                AXP VP -        Fund, Inc. -     Managed Fund      AXP VP -         Fund, Inc. -      Managed Fund
                                 Managed           Managed         Pro Forma        Managed            Managed         Pro Forma
Issuer                            Fund            Portfolio         Combined         Fund             Portfolio        Combined


Financial services (cont.)
Greenwich Capital Commerical Funding
Series 2002-C1 Cl A4
     01/11/35    4.95%        $3,505,000              $ --       $3,505,000        $3,447,279              $--        $3,447,279
HSBC Holdings
(U.S. Dollar) Sub Nts
     12/12/12     5.25         2,000,000           140,000        2,140,000(c)      1,994,598          139,622         2,134,220
LB-UBS Commercial Mtge Trust
   Series 2002-C4 Cl A2
     09/15/26     4.02         3,000,000                --        3,000,000         2,992,609               --         2,992,609
   Series 2002-C4 Cl A5
     09/15/31     4.85         1,000,000                --        1,000,000           979,132               --           979,132
   Series 2003-C3 Cl A2
     05/15/27     3.09                --           400,000          400,000                --          383,031           383,031
     06/15/36     3.09         3,300,000                --        3,300,000         3,160,004               --         3,160,004
MBNA Credit Card Master Note Trust
Series 2003-A1 Cl A1
     07/15/10     3.30         1,285,000           130,000        1,415,000         1,266,278          128,106         1,394,384
Nissan Auto Receivables Owner Trust
Series 2003-A Cl A4
     07/15/08     2.61           550,000            60,000          610,000           546,433           59,611           606,044
Residential Asset Securities
Series 2002-KS1 Cl A14
     11/25/29     5.86         1,800,000           200,000        2,000,000         1,865,106          207,234         2,072,340
SLM
     03/17/08     3.63         1,180,000           120,000        1,300,000         1,163,137          118,285         1,281,422
TIAA Global Markets
     11/15/07     4.13         4,300,000                --        4,300,000         4,351,767               --         4,351,767
     01/22/08     3.88           730,000           280,000        1,010,000           731,672          280,641         1,012,313
Toyota Motor Credit
     08/01/08     2.88         1,050,000           110,000        1,160,000         1,006,520          105,445         1,111,965
Total                                                                              41,337,958        3,888,067        45,226,025

Food (0.3%)
Burns Philp Capital Property
(U.S. Dollar) Sr Sub Nts
     02/15/11    10.75            75,000            10,000           85,000(c)         76,875           10,250            87,125
Chiquita Brands Intl
Sr Nts
     03/15/09    10.56           200,000            20,000          220,000           218,000           21,800           239,800
Del Monte
Sr Sub Nts
     12/15/12     8.63           150,000                --          150,000           156,750               --           156,750
General Mills
     02/15/07     5.13                --           150,000          150,000                --          160,249           160,249
     02/15/12     6.00         1,950,000            20,000        1,970,000         2,056,899           21,096         2,077,995
Kellogg
Series B
     04/01/11     6.60         2,350,000           250,000        2,600,000         2,592,402          275,788         2,868,190
Kraft Foods
     11/01/11     5.63         1,810,000           200,000        2,010,000         1,817,530          200,832         2,018,362
Merisant
Sr Sub Nts
     07/15/13     9.50           155,000            10,000          165,000           164,300           10,600           174,900
Total                                                                               7,082,756          700,615         7,783,371

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
40 -- AXP VARIABLE PORTFOLIO FUNDS

AXP VP - Managed Fund (unaudited)

Bonds (continued)
                 Coupon        Principal         Principal        Principal        Value(a)           Value(a)         Value(a)
                  Rate           Amount            Amount           Amount
                                              IDS Life Series      AXP VP -                        IDS Life Series      AXP VP -
                                AXP VP -        Fund, Inc. -     Managed Fund      AXP VP -         Fund, Inc. -      Managed Fund
                                 Managed           Managed         Pro Forma        Managed            Managed         Pro Forma
Issuer                            Fund            Portfolio         Combined         Fund             Portfolio        Combined


Health care products (--%)
Apogent Technologies
Sr Sub Nts
     05/15/13     6.50%         $200,000           $25,000         $225,000          $196,500          $24,563          $221,063
Kinetic Concepts
Sr Sub Nts
     05/15/13     7.38           100,000            20,000          120,000           100,000           20,000           120,000
Total                                                                                 296,500           44,563           341,063

Health care services (--%)
AmerisourceBergen
     11/15/12     7.25           200,000            50,000          250,000           202,000           50,499           252,499
Fisher Scientific Intl
Sr Sub Nts
     09/01/13     8.00           100,000            10,000          110,000           102,750           10,275           113,025
Omnicare
   Sr Sub Nts
     06/01/13     6.13                --            35,000           35,000                --           33,338            33,338
   Series B
     03/15/11     8.13           200,000                --          200,000           212,000               --           212,000
Province Healthcare
Sr Sub Nts
     06/01/13     7.50           100,000            15,000          115,000            96,250           14,438           110,688
Tenet Healthcare
Sr Nts
     06/01/12     6.50                --            25,000           25,000                --           23,250            23,250
Total                                                                                 613,000          131,800           744,800

Home building (--%)
D.R. Horton
     07/01/13     5.88           330,000            50,000          380,000           297,825           45,125           342,950
NVR
Sr Nts
     06/15/10     5.00           800,000            90,000          890,000           748,000           84,150           832,150
Total                                                                               1,045,825          129,275         1,175,100

Industrial transportation (0.3%)
Burlington Northern Santa Fe
     12/15/05     6.38           240,000           140,000          380,000           260,445          151,926           412,371
Canadian Natl Railways
(U.S. Dollar)
     10/15/11     6.38         1,830,000           190,000        2,020,000(c)      1,995,513          207,184         2,202,697
CSX
     11/01/09     4.88         3,000,000                --        3,000,000         3,002,729               --         3,002,729
     03/15/11     6.75                --           150,000          150,000                --          164,825           164,825
Interpool
     08/01/07     7.35            50,000                --           50,000            48,750               --            48,750
Union Pacific
     02/01/08     6.63           450,000            80,000          530,000           494,480           87,908           582,388
     01/15/11     6.65         1,100,000           100,000        1,200,000         1,208,779          109,889         1,318,668
     04/15/12     6.50           990,000           110,000        1,100,000         1,083,280          120,364         1,203,644
Total                                                                               8,093,976          842,096         8,936,072

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
41 -- AXP VARIABLE PORTFOLIO FUNDS

AXP VP - Managed Fund (unaudited)

Bonds (continued)
                 Coupon        Principal         Principal        Principal        Value(a)           Value(a)         Value(a)
                  Rate           Amount            Amount           Amount
                                              IDS Life Series      AXP VP -                        IDS Life Series      AXP VP -
                                AXP VP -        Fund, Inc. -     Managed Fund      AXP VP -         Fund, Inc. -      Managed Fund
                                 Managed           Managed         Pro Forma        Managed            Managed         Pro Forma
Issuer                            Fund            Portfolio         Combined         Fund             Portfolio        Combined


Insurance (0.4%)
Allstate
     06/01/33     5.35%         $560,000           $60,000         $620,000          $490,151          $52,516          $542,667
   Sr Nts
     02/15/12     6.13           380,000            40,000          420,000           408,398           42,989           451,387
ASIF Global Financing
     01/17/13     4.90         4,880,000           530,000        5,410,000         4,754,682          516,390         5,271,072
MassMutual Global Funding II
     07/15/08     2.55         1,580,000           170,000        1,750,000         1,480,185          159,260         1,639,445
Met Life Global Funding I
     06/19/08     2.60         2,280,000           250,000        2,530,000         2,133,738          233,963         2,367,701
Travelers Property Casualty
Sr Nts
     03/15/13     5.00         1,020,000           110,000        1,130,000           998,835          107,718         1,106,553
Total                                                                              10,265,989        1,112,836        11,378,825

Leisure time & entertainment (0.4%)
AOL Time Warner
     05/01/12     6.88         4,735,000           525,000        5,260,000         5,146,315          570,605         5,716,920
     05/01/32     7.70           915,000            95,000        1,010,000         1,003,694          104,209         1,107,903
Viacom
     05/15/11     6.63         2,950,000           310,000        3,260,000         3,261,523          342,736         3,604,259
Total                                                                               9,411,532        1,017,550        10,429,082

Lodging & gaming (0.1%)
Choctaw Resort Development Enterprises
Sr Nts
     04/01/09     9.25           250,000            50,000          300,000           267,813           53,563           321,376
Coast Hotels & Casino
     04/01/09     9.50           175,000            25,000          200,000           186,375           26,625           213,000
Hilton Hotels
     12/01/12     7.63           150,000            20,000          170,000           158,625           21,150           179,775
Mohegan Tribal Gaming
Sr Sub Nts
     07/15/09     6.38           225,000            40,000          265,000           224,438           39,900           264,338
Park Place Entertainment
Sr Sub Nts
     05/15/11     8.13           375,000            60,000          435,000           404,999           64,800           469,799
Total                                                                               1,242,250          206,038         1,448,288

Machinery (--%)
Joy Global
Series B
     03/15/12     8.75           150,000                --          150,000           162,000               --           162,000

Media (0.3%)
Belo (AH)
     11/01/08     8.00         1,900,000                --        1,900,000         2,189,047               --         2,189,047
CanWest Media
   (U.S. Dollar) Sr Sub Nts
     05/15/11    10.63           250,000                --          250,000(c)        278,750               --           278,750
   (U.S. Dollar) Series B
     04/15/13     7.63                --            25,000           25,000(c)             --           25,875            25,875
CBD Media/Finance
Sr Sub Nts
     06/01/11     8.63           350,000            50,000          400,000           367,500           52,500           420,000
Corus Entertainment
(U.S. Dollar) Sr Sub Nts
     03/01/12     8.75           150,000            20,000          170,000(c)        158,625           21,150           179,775

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
42 -- AXP VARIABLE PORTFOLIO FUNDS

AXP VP - Managed Fund (unaudited)

Bonds (continued)
                 Coupon        Principal         Principal        Principal        Value(a)           Value(a)         Value(a)
                  Rate           Amount            Amount           Amount
                                              IDS Life Series      AXP VP -                        IDS Life Series      AXP VP -
                                AXP VP -        Fund, Inc. -     Managed Fund      AXP VP -         Fund, Inc. -      Managed Fund
                                 Managed           Managed         Pro Forma        Managed            Managed         Pro Forma
Issuer                            Fund            Portfolio         Combined         Fund             Portfolio        Combined


Media (cont.)
Dex Media West/Finance
   Sr Nts
     08/15/10     8.50%         $100,000           $15,000         $115,000          $108,750          $16,313          $125,063
   Sr Sub Nts
     08/15/13     9.88            85,000            15,000          100,000            94,775           16,725           111,500
Hollinger Intl Publishing
Sr Nts
     12/15/10     9.00           160,000            30,000          190,000           166,000           31,125           197,125
Lamar Media
     09/15/07     8.63           240,000            30,000          270,000           247,800           30,975           278,775
     01/01/13     7.25           500,000            30,000          530,000           518,750           31,125           549,875
Morris Publishing
Sr Sub Nts
     08/01/13     7.00           155,000            25,000          180,000           155,000           25,000           180,000
Nexstar Finance LLC
     04/01/08    12.00           200,000            25,000          225,000           224,000           28,000           252,000
Quebecor Media
(U.S. Dollar) Sr Nts
     07/15/11    11.13           125,000            10,000          135,000(c)        138,125           11,050           149,175
Radio One
Series B
     07/01/11     8.88           300,000            50,000          350,000           327,750           54,625           382,375
Sinclair Broadcast Group
     12/15/11     8.75           205,000            50,000          255,000           220,888           53,875           274,763
Sun Media
(U.S. Dollar) Sr Nts
     02/15/13     7.63           250,000            65,000          315,000(c)        258,125           67,112           325,237
Susquehanna Media
Sr Sub Nts
     04/15/13     7.38            80,000            10,000           90,000            81,500           10,188            91,688
United Artists Theatre
     07/01/15     9.30         1,500,042           562,518        2,062,560         1,462,541          548,454         2,010,995
Total                                                                               6,997,926        1,024,092         8,022,018

Metals (--%)
Euramax Intl
Sr Sub Nts
     08/15/11     8.50           120,000            25,000          145,000           121,200           25,250           146,450
Jorgensen Earle M.
     06/01/12     9.75           100,000            15,000          115,000           105,500           15,825           121,325
Peabody Energy
Series B
     03/15/13     6.88           400,000            75,000          475,000           400,000           75,000           475,000
Total                                                                                 626,700          116,075           742,775

Multi-industry (0.4%)
General Electric
     02/01/13     5.00        10,000,000           830,000       10,830,000         9,808,800          814,130        10,622,930
SPX
Sr Nts
     06/15/11     6.25           200,000            25,000          225,000           196,000           24,500           220,500
Tyco Intl Group
(U.S. Dollar)
     02/15/11     6.75           470,000            45,000          515,000(c)        478,225           45,788           524,013

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
43 -- AXP VARIABLE PORTFOLIO FUNDS

AXP VP - Managed Fund (unaudited)

Bonds (continued)
                 Coupon        Principal         Principal        Principal        Value(a)           Value(a)         Value(a)
                  Rate           Amount            Amount           Amount
                                              IDS Life Series      AXP VP -                        IDS Life Series      AXP VP -
                                AXP VP -        Fund, Inc. -     Managed Fund      AXP VP -         Fund, Inc. -      Managed Fund
                                 Managed           Managed         Pro Forma        Managed            Managed         Pro Forma
Issuer                            Fund            Portfolio         Combined         Fund             Portfolio        Combined


Multi-industry (cont.)
Vivendi Universal
(U.S. Dollar) Sr Nts
     07/15/08     6.25%         $225,000           $40,000         $265,000(c)       $225,000          $40,000          $265,000
Total                                                                              10,708,025          924,418        11,632,443

Paper & packaging (0.5%)
Ball
     12/15/12     6.88           305,000            60,000          365,000           308,050           60,600           368,650
Cascades
(U.S. Dollar) Sr Nts
     02/15/13     7.25           655,000            60,000          715,000(c)        646,813           59,250           706,063
Crown Euro Holdings
(U.S. Dollar)
     03/01/13    10.88            65,000            10,000           75,000(c)         71,175           10,950            82,125
Crown Paper
Sr Sub Nts
     09/01/05    11.00         1,000,000                --        1,000,000(b)            100               --               100
Domtar
(U.S. Dollar)
     10/15/11     7.88           260,000            30,000          290,000(c)        298,490           34,441           332,931
Georgia-Pacific
Sr Nts
     02/01/10     8.88           150,000            15,000          165,000           157,500           15,750           173,250
Graphic Packaging Intl
Sr Nts
     08/15/11     8.50           210,000            25,000          235,000           219,450           26,125           245,575
Intl Paper
     07/08/05     8.13         4,500,000                --        4,500,000         4,945,995               --         4,945,995
     10/30/12     5.85           100,000            50,000          150,000           101,907           50,953           152,860
Norampac
(U.S. Dollar) Sr Nts
     06/01/13     6.75           260,000            35,000          295,000(c)        256,750           34,563           291,313
Packaging Corp of America
     08/01/13     5.75           935,000           100,000        1,035,000           906,810           96,985         1,003,795
Stone Container
Sr Nts
     02/01/08     9.25           175,000            20,000          195,000           189,000           21,600           210,600
Weyerhaeuser
     03/15/07     6.13         5,250,000           390,000        5,640,000         5,662,234          420,623         6,082,857
     03/15/12     6.75                --           100,000          100,000                --          106,697           106,697
Total                                                                              13,764,274          938,537        14,702,811

Retail -- general (0.1%)
Flooring America
     10/15/07     9.25         1,849,000                --        1,849,000(b)            185               --               185
Sonic Automotive
Sr Sub Nts
     08/15/13     8.63            70,000            10,000           80,000            70,700           10,100            80,800
Wal-Mart CRAVE 401
     07/17/06     7.00         1,887,151                --        1,887,151         2,041,369               --         2,041,369
William Carter
Series B
     08/15/11    10.88           150,000            25,000          175,000           165,000           27,500           192,500
Total                                                                               2,277,254           37,600         2,314,854

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
44 -- AXP VARIABLE PORTFOLIO FUNDS

AXP VP - Managed Fund (unaudited)

Bonds (continued)
                 Coupon        Principal         Principal        Principal        Value(a)           Value(a)         Value(a)
                  Rate           Amount            Amount           Amount
                                              IDS Life Series      AXP VP -                        IDS Life Series      AXP VP -
                                AXP VP -        Fund, Inc. -     Managed Fund      AXP VP -         Fund, Inc. -      Managed Fund
                                 Managed           Managed         Pro Forma        Managed            Managed         Pro Forma
Issuer                            Fund            Portfolio         Combined         Fund             Portfolio        Combined


Retail -- grocery (0.1%)
Kroger
     03/01/08     7.45%       $2,575,000               $--       $2,575,000        $2,886,369              $--        $2,886,369

Telecom equipment & services (0.3%)
NATG Holdings LLC/Orius Capital
Series B
     02/01/10    12.75           825,000           100,000          925,000(b)          1,650              200             1,850
Qwest
     11/01/04     7.20           835,000            20,000          855,000           847,525           20,300           867,825
Sprint Capital
     03/15/12     8.38         1,790,000           200,000        1,990,000         2,032,935          227,143         2,260,078
Telus
(U.S. Dollar)
     06/01/07     7.50         1,690,000           180,000        1,870,000(c)      1,844,706          196,478         2,041,184
Verizon Maryland
     03/01/12     6.13         1,260,000                --        1,260,000         1,338,831               --         1,338,831
Vodafone Group
(U.S. Dollar)
     02/15/10     7.75           880,000                --          880,000(c)      1,018,943               --         1,018,943
Total                                                                               7,084,590          444,121         7,528,711

Utilities -- electric (1.3%)
American Electric Power
Sr Nts
     06/01/15     5.25         1,130,000                --        1,130,000         1,046,109               --         1,046,109
Carolina Power & Light
     07/15/12     6.50           220,000            20,000          240,000           236,744           21,522           258,266
Cincinnati Gas & Electric
     09/15/12     5.70           360,000            40,000          400,000           371,797           41,311           413,108
Cleveland Electric Illuminating
     1st Mtge Series B
     05/15/05     9.50         6,000,000                --        6,000,000         6,039,971               --         6,039,971
Columbus Southern Power
     03/01/13     5.50           890,000                --          890,000           886,097               --           886,097
   Sr Nts Series C
     03/01/13     5.50                --           100,000          100,000                --           99,562            99,562
Commonwealth Edison
     02/01/08     3.70         1,560,000           170,000        1,730,000         1,547,629          168,652         1,716,281
Consolidated Natural Gas
Sr Nts
     04/15/11     6.85           380,000                --          380,000           423,537               --           423,537
Consumers Energy
     1st Mtge
     04/15/08     4.25         4,170,000           460,000        4,630,000         4,118,834          454,355         4,573,189
Dominion Resources
   Sr Nts Series B
     06/30/12     6.25         2,400,000            90,000        2,490,000         2,532,151           94,956         2,627,107
   Sr Nts Series F
     08/01/33     5.25           400,000            40,000          440,000           377,828           37,783           415,611
Duke Energy
     03/05/08     3.75         2,780,000           310,000        3,090,000         2,765,544          308,387         3,073,931
     01/15/12     6.25         3,000,000           180,000        3,180,000         3,152,265          189,136         3,341,401
Exelon
Sr Nts
     05/01/11     6.75           340,000            40,000          380,000           372,698           43,847           416,545
FirstEnergy
Series B
     11/15/11     6.45         2,270,000           240,000        2,510,000         2,219,061          234,614         2,453,675

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
45 -- AXP VARIABLE PORTFOLIO FUNDS

AXP VP - Managed Fund (unaudited)

Bonds (continued)
                 Coupon        Principal         Principal        Principal        Value(a)           Value(a)         Value(a)
                  Rate           Amount            Amount           Amount
                                              IDS Life Series      AXP VP -                        IDS Life Series      AXP VP -
                                AXP VP -        Fund, Inc. -     Managed Fund      AXP VP -         Fund, Inc. -      Managed Fund
                                 Managed           Managed         Pro Forma        Managed            Managed         Pro Forma
Issuer                            Fund            Portfolio         Combined         Fund             Portfolio        Combined


Utilities -- electric (cont.)
Florida Power
     1st Mtge
     03/01/13     4.80%       $2,460,000          $270,000       $2,730,000        $2,410,505         $264,567        $2,675,072
FPL Group Capital
     04/11/06     3.25           450,000            50,000          500,000           452,007           50,223           502,230
Indianapolis Power & Light
     07/01/13     6.30           670,000            70,000          740,000           666,637           69,649           736,286
IPALCO Enterprises
     11/14/08     8.38           300,000            75,000          375,000           315,000           78,750           393,750
     11/14/11     8.63           300,000                --          300,000           315,000               --           315,000
Midamerican Energy
     01/15/13     5.13         1,250,000            80,000        1,330,000         1,241,210           79,437         1,320,647
Northern States Power
     1st Mtge
     08/01/10     4.75           700,000           180,000          880,000           691,908          177,919           869,827
Northern States Power - Minnesota
     1st Mtge Series B
     08/29/12     8.00           730,000                --          730,000           865,965               --           865,965
Ohio Power
     02/15/13     5.50           250,000            30,000          280,000           248,900           29,868           278,768
PG&E
     07/15/08     6.88           250,000            45,000          295,000           254,368           45,786           300,154
Public Service Colorado
     1st Mtge
     03/01/13     4.88           360,000            40,000          400,000           345,865           38,429           384,294
Tampa Electric
     08/15/07     5.38           210,000            20,000          230,000           215,151           20,491           235,642
Teco Energy
Sr Nts
     06/15/10     7.50           125,000            15,000          140,000           121,875           14,625           136,500
Xcel Energy
Sr Nts
     07/01/08     3.40           560,000            60,000          620,000           532,426           57,046           589,472
Total                                                                              34,767,082        2,620,915        37,387,997

Utilities -- natural gas (0.3%)
ANR Pipeline
     03/15/10     8.88           425,000            25,000          450,000           448,375           26,375           474,750
Columbia Energy Group
Series E
     11/28/10     7.32         5,000,000                --        5,000,000         5,373,970               --         5,373,970
Consolidated Natural Gas
Sr Nts
     04/15/11     6.85                --            40,000           40,000                --           44,583            44,583
El Paso Production Holding
     06/01/13     7.75           270,000            30,000          300,000           259,200           28,800           288,000
NiSource Finance
     07/15/14     5.40           770,000            80,000          850,000           729,960           75,840           805,800
Northwest Pipeline
     03/01/10     8.13           115,000            10,000          125,000           119,600           10,400           130,000
Panhandle Eastern Pipeline
     08/15/08     4.80           600,000            70,000          670,000           597,462           69,704           667,166
Southern Natural Gas
     03/15/10     8.88           525,000            65,000          590,000           553,875           68,575           622,450

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
46 -- AXP VARIABLE PORTFOLIO FUNDS

AXP VP - Managed Fund (unaudited)


Bonds (continued)


                 Coupon        Principal         Principal        Principal        Value(a)           Value(a)         Value(a)
                  Rate           Amount            Amount           Amount
                                              IDS Life Series      AXP VP -                        IDS Life Series      AXP VP -
                                AXP VP -        Fund, Inc. -     Managed Fund      AXP VP -         Fund, Inc. -      Managed Fund
                                 Managed           Managed         Pro Forma        Managed            Managed         Pro Forma
Issuer                            Fund            Portfolio         Combined         Fund             Portfolio        Combined


Utilities -- natural gas (cont.)
Texas Eastern Transmission
Sr Nts
     07/15/07     5.25%             $ --           $80,000          $80,000               $--          $82,826           $82,826
Transcontinental Gas Pipeline
Series B
     08/15/11     7.00           425,000            45,000          470,000           417,031           44,156           461,187
Total                                                                               8,499,473          451,259         8,950,732

Utilities -- telephone (0.8%)
AT&T
Sr Nts
     11/15/06     7.00         2,000,000           180,000        2,180,000         2,217,940          199,615         2,417,555
British Telecom
(U.S. Dollar)
     12/15/10     8.38         2,840,000           300,000        3,140,000(c)      3,370,162          356,003         3,726,165
Citizens Communications
     05/15/06     8.50           850,000            80,000          930,000           962,587           90,596         1,053,183
     05/15/11     9.25           240,000            30,000          270,000           295,761           36,970           332,731
Deutsche Telekom Intl Finance
(U.S. Dollar)
     07/22/13     5.25         2,640,000           300,000        2,940,000(c)      2,531,839          287,709         2,819,548
France Telecom
(U.S. Dollar)
     03/01/11     9.25           370,000           110,000          480,000(c)        441,665          131,306           572,971
     03/01/31    10.00           330,000                --          330,000(c)        425,369               --           425,369
Mountain States Telephone & Telegraph
     06/01/05     5.50                --            80,000           80,000                --           78,800            78,800
SBC Communications
     03/15/11     6.25           920,000           100,000        1,020,000           994,167          108,062         1,102,229
     08/15/12     5.88         1,060,000           120,000        1,180,000         1,119,985          126,791         1,246,776
Verizon Global Funding
     06/15/07     6.13         3,270,000                --        3,270,000         3,544,908               --         3,544,908
     06/15/12     6.88         1,960,000           130,000        2,090,000         2,159,250          143,216         2,302,466
     06/15/32     7.75           400,000                --          400,000           455,996               --           455,996
Verizon Maryland
Series A
     03/01/12     6.13                --           130,000          130,000                --          138,133           138,133
Verizon New England
Sr Nts
     09/15/11     6.50           210,000           420,000          630,000           227,594          455,187           682,781
Verizon Pennsylvania Cl A
     11/15/11     5.65         2,250,000           220,000        2,470,000         2,315,228          226,378         2,541,606
Total                                                                              21,062,451        2,378,766        23,441,217

Total bonds
(Cost: $887,563,987)                                                             $787,534,345      $88,137,256      $875,671,601

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
47 -- AXP VARIABLE PORTFOLIO FUNDS

AXP VP - Managed Fund (unaudited)

Short-term securities (11.4%)
                                                Amount payable  Amount payable
                                                 at maturity      at maturity      Value(a)           Value(a)         Value(a)
                               Annualized                      IDS Life Series                     IDS Life Series     AXP VP -
                                yield on          AXP VP -       Fund, Inc. -      AXP VP -         Fund, Inc. -     Managed Fund
                                 date of           Managed          Managed         Managed            Managed         Pro Forma
Issuer                          purchase            Fund           Portfolio         Fund             Portfolio        Combined


U.S. government agency (3.1%)
Federal Natl Mtge Assn Disc Nts
     09/17/03                       0.98%              $--       $7,500,000               $--       $7,496,424        $7,496,424
     10/08/03                       1.05                --        8,900,000                --        8,890,319         8,890,319
     11/12/03                       1.07        25,000,000               --        24,948,725               --        24,948,725
     11/17/03                       1.00        14,600,000               --        14,567,938               --        14,567,938
     12/01/03                       1.07        30,000,000               --        29,921,250               --        29,921,250
Total                                                                              69,437,913       16,386,743        85,824,656

Commercial paper (8.3%)
AEGON Funding
     10/06/03                       1.03        19,900,000               --        19,877,945               --        19,877,945
     10/15/03                       1.03                --        4,700,000                --        4,693,495         4,693,495
     12/01/03                       1.09        13,700,000               --        13,659,935               --        13,659,935
Amsterdam Funding
     11/06/03                       1.06         5,000,000               --         4,989,746               --         4,989,746
Bank of Ireland
     10/20/03                       1.06        36,100,000               --        36,044,726               --        36,044,726
BASF
     11/24/03                       1.07         4,700,000               --         4,687,847               --         4,687,847
Charta LLC
     09/19/03                       1.04        15,000,000               --        14,990,901               --        14,990,901
Ciesco LLC
     11/04/03                       1.07         5,000,000               --         4,990,043               --         4,990,043
Citigroup
     09/02/03                       1.10         8,100,000               --         8,099,010               --         8,099,010
Citigroup Global Markets
     09/15/03                       1.03        18,700,000               --        18,690,905               --        18,690,905
CRC Funding LLC
     09/15/03                       1.05         5,100,000               --         5,097,471               --         5,097,471
     10/10/03                       1.04         9,400,000               --         9,387,994               --         9,387,994
CXC
     11/13/03                       1.07                --          800,000                --          798,193           798,193
Deleware Funding
     09/02/03                       1.03        15,000,000               --        14,998,283               --        14,998,283
     09/04/03                       1.06         8,400,000               --         8,398,516               --         8,398,516
Fairway Finance Corp
     09/02/03                       1.10                --        4,700,000                --        4,699,426         4,699,426
Galaxy Funding
     10/23/03                       1.07                --        2,700,000                --        2,695,514         2,695,514
Greyhawk Funding LLC
     09/08/03                       1.05         4,900,000        4,800,000         4,898,571        4,798,600         9,697,171
HBOS Treasury Services
     09/18/03                       1.03         6,600,000               --         6,596,199               --         6,596,199
Receivables Capital
     09/18/03                       1.06        25,000,000               --        24,985,277               --        24,985,277
Windmill Funding
     11/07/03                       1.06        15,000,000               --        14,968,792               --        14,968,792
Total                                                                             215,362,161       17,685,228       233,047,389

Total short-term securities
(Cost: $318,873,229)                                                             $284,800,074      $34,071,971      $318,872,045

Total investments in securities
(Cost: $2,864,292,741)(e)                                                      $2,556,266,332     $382,109,696    $2,938,376,028

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
48 -- AXP VARIABLE PORTFOLIO FUNDS

AXP VP - Managed Fund

Notes to combined investments in securities


(a) Securities are valued by procedures described in Note 2 to the pro forma financial statements.


(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Aug. 31, 2003, the value of foreign securities represented 4.2% of net assets.

(d)  Negligible market value.

(e) At Aug. 31, 2003, the approximate cost of securities for federal income tax purposes and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:


                                                                                                                     AXP VP -
                                                                     AXP VP -                 IDS Life             Managed Fund
                                                                      Managed            Series Fund, Inc. -        Pro Forma
                                                                       Fund               Managed Portfolio          Combined


     Cost of securities for federal income tax purposes:          $2,514,683,000            $376,503,000          $2,891,186,000

     Unrealized appreciation                                      $  138,579,000            $ 24,195,000          $  162,774,000
     Unrealized depreciation                                         (96,996,000)            (18,588,000)           (115,584,000)
                                                                     -----------             -----------            ------------
     Net unrealized appreciation                                  $   41,583,000            $  5,607,000          $   47,190,000
                                                                  --------------            ------------          --------------

--------------------------------------------------------------------------------
49 -- AXP VARIABLE PORTFOLIO FUNDS

                                                              S-6306-20 A (4/04)

PART C.   OTHER INFORMATION

Item 15.  Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 16.  Exhibits

(1)(a)    Articles  of   Incorporation   as  amended  Oct.   13,   1989,   filed
          electronically  as  Exhibit  No.  1  to  Registrant's   Post-Effective
          Amendment No. 21, are incorporated by reference.

(1)(b) Articles of Amendment to the Articles of Incorporation, dated June 16, 1999, filed electronically as Exhibit (a)(2) to Post-Effective Amendment No. 40, are incorporated by reference.

(1)(c) Articles of Amendment to the Articles of Incorporation, dated November 14, 2002, filed electronically as Exhibit (a)(3) to Post-Effective Amendment No. 40, are incorporated by reference.

(2) By-Laws as amended Jan. 11, 2001, filed electronically as Exhibit (b) to Post-Effective Amendment No. 40, are incorporated by reference.

(3)       Not applicable.

(4) Form of Agreement and Plan of Reorganization is included herewith as Exhibit A of this Registration Statement.

(5)       Not applicable.

(6)(a) Investment Management Services Agreement between Registrant on behalf of its underlying series AXP Variable Portfolio - Cash Management Fund, and American Express Financial Corporation dated December 1, 2002 iled electronically as Exhibit (d)(3) to Post-Effective Amendment No. 40, is incorporated by reference.

(6)(b) Administrative Services Agreement between Registrant and American Express Financial Corporation dated Oct. 8, 1998, filed electronically as Exhibit 5(c) to Post-Effective Amendment No. 32 filed on or about Oct. 30, 1998, is incorporated by reference.

(6)(c) Amendment to Administrative Services Agreement between Registrant on behalf of AXP Variable Portfolio - Cash Management Fund and American Express Financial Corporation, dated June 3, 2002, filed electronically as Exhibit (d)(7) to Post-Effective Amendment No. 37 filed on or about Aug. 29, 2002, is incorporated by reference.

(7)       Not applicable.

(8) All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount up to 15 percent of their annual salaries, the maximum deductible amount permitted under Section 404(a) of the Internal Revenue Code.

(9)(a) Custodian Agreement between Registrant and American Express Trust Company, dated March 20, 1995, filed electronically as Exhibit No. 8 to Post-Effective Amendment No. 26, is incorporated by reference.

(9)(b) Custodian Agreement dated May 13, 1999 between American Express Trust Company and The Bank of New York filed electronically as Exhibit
          (g)(3) to IDS Precious Metal Fund, Inc.'s Post-Effective Amendment No. 33, File No. 2-93745 filed on or about May 24, 1999, is incorporated by reference.

(9)(c)    Custodian  Agreement First Amendment  between American Express
          Trust Company and The Bank of New York, dated December 1, 2000, filed electronically as Exhibit (g)(4) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002 is incorporated by reference.

(9)(d)    Custodian  Agreement Second Amendment  between American Express
          Trust Company and The Bank of New York, dated June 7, 2001, filed electronically as Exhibit (g)(5) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002 is incorporated by reference.

(9)(e) Custodian Agreement Amendment between American Express Trust Company and The Bank of New York, dated January 31, 2002, filed electronically as Exhibit (g)(6) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002 is incorporated by reference.

(9)(f) Custodian Agreement Amendment between American Express Trust Company and The Bank of New York, dated April 29, 2003, filed electronically as Exhibit (g)(8) to AXP Partners Series, Inc. Post-Effective Amendment No. 7 to Registration Statement No. 333-57852, filed on or about May 22, 2003 is incorporated by reference.

(10)(a) Plan and Agreement of Distribution between Registrant (on behalf of AXP(SM) Variable Portfolio - Cash Management Fund) and IDS Life Insurance Company dated Sept. 20, 1999, filed electronically as Exhibit (m) to Post-Effective Amendment No. 35, filed on or about Oct. 30, 2000, is incorporated by reference.

(11) Opinion and consent of counsel as to the legality of the securities being registered filed as Exhibit (11) to Registration Statement No. 333-112512 filed on or about Feb. 5, 2004 is incorporated by reference.

(12)      Tax opinion to be filed by amendment.

(13)(a) License Agreement between Registrant and IDS Financial Corporation, dated Jan. 25, 1988, filed electronically as Exhibit No. 9(b) to Post-Effective Amendment No. 21, is incorporated by reference.

(13)(b) License Agreement dated June 17, 1999 between the American Express Funds and American Express Company filed electronically on or about Sept. 23, 1999 as Exhibit (h)(4) to AXP Stock Fund, Inc.'s Post-Effective Amendment No. 98 to Registration Statement No. 2-11358, is incorporated by reference.

(13)(c) Addendum to Schedule A and Schedule B of the License Agreement dated June 15, 2001, between the American Express Company and American Express Funds, filed electronically as Exhibit (h)(4) to AXP Variable Portfolio - Investment Series, Inc.'s Post-Effective Amendment No. 46 filed on or about October 25, 2001, is incorporated by reference.

(14)(a) Independent Auditors' Consent for IDS Life Series Fund, Inc. is filed electronically herewith.

(14)(b) Independent Auditors' Consent for AXP Variable Portfolio - Money Market Series Fund, Inc. is filed electronically herewith.

(15)      Financial statements: Not applicable.

(16)(a) Directors'/Trustees Power of Attorney to sign Amendments to this Registration Statement, dated Jan. 7, 2004, filed as Exhibit (16)(a) to Registration Statement No. 333-112512 filed on or about Feb. 5, 2004 is incorporated by reference.

(16)(b) Officers' Power of Attorney to sign Amendments to this Registration Statement, dated Jan. 9, 2002, filed electronically as Exhibit (q)(2) to Post-Effective Amendment No. 47 to Registration Statement No. 2-73115, is incorporated by reference.

(16)(c) Officers' Power of Attorney to sign Amendments to this Registration Statement, dated Sept. 17, 2002, filed electronically as Exhibit
          (q)(3) to Post-Effective Amendment No. 48 to Registration Statement No. 2-73115, is incorporated by reference.

(17)(a)   Code  of  Ethics  adopted  under  Rule  17j-1  for  Registrant   filed
          electronically on or about August 15, 2003 as Exhibit (p)(1) to AXP Fixed Income Series, Inc.'s Post-Effective Amendment No. 55 to Registration Statement No. 2-51586, is incorporated by reference.

(17(b) Code of Ethics adopted under Rule 17j-1 for Registrant's investment advisor and principal underwriter, dated January 2, 2004, filed electronically on or about January 12, 2004 as Exhibit (p)(2) to AXP Discovery Series, Inc.'s Post-Effective Amendment No. 47 to Registration Statement No. 2-72174, is incorporated by reference.

(17)(c) Prospectus, dated Oct. 30, 2003, for AXP Variable Portfolio - Cash Management Fund filed as Exhibit (17)(c) to Registration Statement No. 333-112512 filed on or about Feb. 5, 2004 is incorporated by reference.

(17)(d) Statement of Additional Information, dated Oct. 30, 2003, for AXP Variable Portfolio - Cash Management Fund filed as Exhibit (17)(d) to Registration Statement No. 333-112512 filed on or about Feb. 5, 2004 is incorporated by reference.

(17)(e) Annual Report, dated Oct. 30, 2003 for the period ended Aug. 31, 2003, for AXP Variable Portfolio - Cash Management Fund is filed electronically herewith.

(17)(f) Prospectus, dated June 27, 2003, for IDS Life Series Fund, Inc. filed as Exhibit (17)(f) to Registration Statement No. 333-112512 filed on or about Feb. 5, 2004 is incorporated by reference.

(17)(g) Statement of Additional Information, dated June 27, 2003, for IDS Life Series Fund, Inc. filed as Exhibit (17)(g) to Registration Statement No. 333-112512 filed on or about Feb. 5, 2004 is incorporated by reference.

(17)(h) Annual Report, dated June 27, 2003 for the period ended April 30, 2003 for IDS Life Series Fund, Inc. is filed electronically herewith.

(17)(i) Semiannual Report, dated Dec. 30, 2003 for the period ended Oct. 31, 2003 for IDS Life Series Fund, Inc. is filed electronically herewith.

(17)(j)   Statement of Additional Information Supplement, dated Oct. 30, 2003
          for  IDS  Life  Series  Fund,   Inc.  filed  as  Exhibit   (17)(j)  to
          Registration Statement No. 333-112512 filed on or about Feb. 5, 2004 is incorporated by reference.

(17)(k) Prospectus Supplement, dated Nov. 1, 2003 for IDS Life Series Fund, Inc. filed as Exhibit (17)(k) to Registration Statement No. 333-112512 filed on or about Feb. 5, 2004 is incorporated by reference.

(17)(l) Prospectus Supplement, dated Oct. 17, 2003 for IDS Life Series Fund, Inc. filed as Exhibit (17)(l) to Registration Statement No. 333-112512 filed on or about Feb. 5, 2004 is incorporated by reference.

(17)(m)   Statement of Additional Information Supplement, dated Oct. 17, 2003
          for  IDS  Life  Series  Fund,   Inc.  filed  as  Exhibit   (17)(m)  to
          Registration Statement No. 333-112512 filed on or about Feb. 5, 2004 is incorporated by reference.

(17)(n) Prospectus Supplement, dated Nov. 20, 2003 for IDS Life Series Fund, Inc. filed as Exhibit (17)(n) to Registration Statement No. 333-112512 filed on or about Feb. 5, 2004 is incorporated by reference.

(17)(o) Prospectus Supplement, dated Dec. 4, 2003 for IDS Life Series Fund, Inc. filed as Exhibit (17)(o) to Registration Statement No. 333-112512 filed on or about Feb. 5, 2004 is incorporated by reference.

(17)(p) Prospectus Supplement, dated Jan. 6, 2004 for IDS Life Series Fund, Inc. filed as Exhibit (17)(p) to Registration Statement No. 333-112512 filed on or about Feb. 5, 2004 is incorporated by reference.

Item 17. Undertakings.

     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The Registrant undertakes to file by Post-Effective Amendment an Opinion of Counsel supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion.

                                   SIGNATURES

As required by the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed on behalf of the Registrant, in the city of Minneapolis, and State of Minnesota on the 26th day of March, 2004.

AXP VARIABLE PORTFOLIO - MONEY MARKET SERIES, INC.

By     /s/ Paula R. Meyer
       ----------------------------------------------
           Paula R. Meyer, President


By     /s/ Jeffrey P. Fox
       ----------------------------------------------
           Jeffrey P. Fox, Treasurer


As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 26th day of March, 2004.

Signature                                            Capacity


/s/  Arne H. Carlson*                                Chair of the Board
---------------------
     Arne H. Carlson

/s/  Philip J. Carroll, Jr.*                         Director
---------------------------
     Philip J. Carroll, Jr.

/s/  Livio D. DeSimone*                              Director
-----------------------
     Livio D. DeSimone

/s/  Barbara H. Fraser*                              Director
------------------------
     Barbara H. Fraser

/s/  Heinz F. Hutter*                                Director
----------------------
     Heinz F. Hutter

/s/  Anne P. Jones*                                  Director
-------------------
     Anne P. Jones

/s/  Stephen R. Lewis, Jr.*                          Director
-----------------------------
     Stephen R. Lewis, Jr.

Signature                                            Capacity


/s/  Alan G. Quasha*
----------------------                               Director
     Alan G. Quasha

/s/  Stephen W. Roszell*                             Director
-------------------------
     Stephen W. Roszell

/s/  Alan K. Simpson*                                Director
---------------------
     Alan K. Simpson

/s/  Alison Taunton-Rigby*                           Director
---------------------------
     Alison Taunton-Rigby

/s/  William F. Truscott*                            Director
-------------------------
     William F. Truscott



* Signed pursuant to Directors'/Trustees Power of Attorney, dated Jan. 7, 2004, filed electronically as Exhibit (16)(a) to this Registration Statement, by:



/s/ Leslie L. Ogg
    -------------
    Leslie L. Ogg